Prospectus Supplement (Sales Report) No. 9 dated March 8, 2011 to Prospectus dated January 7, 2011	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated January 7, 2011 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated January 7, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 661254

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661254	$30,000	$30,000	16.40%	1.00%	March 7, 2011	March 8, 2016	March 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661254. Member loan 661254 was requested on February 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,167 / month
Current employer:	UDP, Inc.	Debt-to-income ratio:	21.19%
Length of employment:	9 years	Location:	San Antonio, TX

Home town:
Current & past employers:	UDP, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/22/11 > Credit Card and Retail Credit Card Debt Consolidation Borrower added on 03/02/11 > The majority of my consumer debt resulted from paying for my fathers nursing care for two years before he passed! The cc industry since the financial meltdown have doubled my payments.

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1979	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,747.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you self-employed? Thank you!	No, I am employed as a Vice President and Chief Information Officer for a telecommunications software development company.
First of all I would like to say Thank You for choosing Lending Club for your borrowing needs. Please list the debts you are consolidating (lender, balance, APR and current monthly payment made)? How will getting this loan help your financial situation (will it lower your monthly payments, lower your current interest rates)? Thank you!!	Chase, $12,500, 18.0%, $575/Month Chase. $8,500, 16.0%, $325/Month GE Financial, $8,200, 17%, $425/Month The loan will lower interest rates and monthly payments...
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Chase, $12,500, 18.0%, $575/Month Chase, $8,500, 17.5%, $425/Month Ge Financial, $8,200, 16%, $445/Month I am a Vice President of a software development firm within the Communications Industry.
I apologize if I have previously asked, are you self-employed? Thank you!	No, I am a Vice President & Chief Information Officer at a Software Development Company within the Communications Industry.
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	My home is approximately worth $425,000, I have approximately 35% in equity.
Do you hold the title to your home under your *own* name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Type your answer here.My home is titled under my own name, above already answered the rest of your questions earlier

Member Payment Dependent Notes Series 666355

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666355	$5,800	$5,800	5.79%	1.00%	March 7, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666355. Member loan 666355 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,700 / month
Current employer:	n/a	Debt-to-income ratio:	21.70%
Length of employment:	10+ years	Location:	WALPOLE, MA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 5, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,578.00	Public Records On File:	0
Revolving Line Utilization:	21.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 668394

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668394	$6,000	$6,000	16.77%	1.00%	March 4, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668394. Member loan 668394 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Castle Metals Aerospace	Debt-to-income ratio:	12.19%
Length of employment:	2 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Castle Metals Aerospace
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > I am a young professional with a stable job (currently 2 years) who is renting and looking to buy my first home! I live very modestly and on a budget but I am requesting a small loan to help cover a portion of the down payment and moving expenses.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	34
Revolving Credit Balance:	$3,280.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established loan initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner to help secure personal promissory notes for loans funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 3-yrs? Or shorter term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your interest! I am a contract coordinator with an Aerospace metal distributor. I manage the supply contract that we have with a company who builds engine nacelles for large military and commercial airplanes. I did NOT include my wife???s income with the reported GMI. My current salary is about $50,000 per year and with her income we have a household income of roughly $75,000. I selected a three year repayment option but we plan to pay the loan in full in 2-3 years. Again thank you for your interest! Jon
Are you moving locally or long distance? Have you already located the home you plan on purchasing?	Thank you for your interest, we will be moving long distance (which is the reason our moving expenses are quite a bit higher). We do have the house picked out that we plan on purchasing.

Member Payment Dependent Notes Series 668708

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668708	$10,000	$10,000	12.68%	1.00%	March 8, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668708. Member loan 668708 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,424 / month
Current employer:	Microsoft Corporation	Debt-to-income ratio:	2.10%
Length of employment:	6 years	Location:	Redmond, WA

Home town:
Current & past employers:	Microsoft Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > I have been working with my company for last six years. I don't have any car or house payment and would like to expand my investment. My job is very stable and monthy spending is less than 60% of my earnings.

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	53
Revolving Credit Balance:	$3,879.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 669424

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669424	$12,000	$12,000	6.92%	1.00%	March 7, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669424. Member loan 669424 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	SSA	Debt-to-income ratio:	3.01%
Length of employment:	10+ years	Location:	Jamaica, NY

Home town:
Current & past employers:	SSA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,672.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt will you consolidate with this loan? Thank you.	Thanks for asking. I would like to pay off the credit card debt that I owe. Uncle Sam is waiting for his share of taxes for 2010 ( a whopping $5707.00). So that's it in a nutshell. I would like not to worry so much about cashflow.
Please list what debt balances and payments this loan is going towards.	Thanks for your interest. I owe Uncle Sam $5707.00 for 2010 as I didn't use my noggin when figuring deductions and earnings last year. I owe about 5 credit cards for the rest . I would like to invest more in my Thrift plan than American Express, Discover, Bill Me Later, Amazon, and Chase.
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Hello. This is a debt consolidation loan. What threw me for a loop was owing the US government $5070.00. I owe my credit cards the rest. I was handling American Express, Discover, Bill Me Later, and Chase ok until the shock of doing my taxes. I did not plan deductions and income well in 2010. I plan to invest in my Thrift plan instead of those credit cards. I have a good credit score so my rates are average. I live in the Northeast and the cost of living can be high. I've been at my job now about 29 years. I gross about 76000.00. There will be no COLA this year or next so I want to stop accruing interest on cards.

Member Payment Dependent Notes Series 671363

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671363	$8,500	$8,500	5.79%	1.00%	March 8, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671363. Member loan 671363 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Cream Cheese Films Inc	Debt-to-income ratio:	9.58%
Length of employment:	6 years	Location:	NORTH HOLLYWOOD, CA

Home town:
Current & past employers:	Cream Cheese Films Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	68
Revolving Credit Balance:	$6,662.00	Public Records On File:	0
Revolving Line Utilization:	47.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specifically are you planning to buy with this loan? Thank you.	Not planning on buying anything. Planning on using it for more of a consolidation of bills.
Thanks for the response. What are the specific sources of the bills you plan to consolidate?	Mainly a credit card bill with purchases for items relating to the birth of our first child.

Member Payment Dependent Notes Series 673352

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673352	$10,800	$10,800	6.92%	1.00%	March 3, 2011	February 26, 2014	February 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673352. Member loan 673352 was requested on February 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Self	Debt-to-income ratio:	1.63%
Length of employment:	10+ years	Location:	ELGIN, TX

Home town:
Current & past employers:	Self
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/20/11 > I thought you might find it to be of some interest that a significant portion of my home improvement project includes a reflective spray paint insulation strategy that should reduce utility bills by 30%.

A credit bureau reported the following information about this borrower member on February 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	40
Revolving Credit Balance:	$1,631.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What is your line of work where you make $300,000/yr? Art	I am a series 65 licensed investment advisor. I had the good fortune almost 10 years ago to introduce a boutique money management firm in NY to a major airline. After five years of negotiations, the airline added the mutual fund offerings to their 401k and profit sharing plans. By contract I get paid 4 basis points for funds under management. I receive quarterly checks. I think my first check was about $900 because we started with empty buckets. By the end of last year the buckets held over $800 million. My 1099 for last year was over $300,000. I can provide a copy plus a copy of my Jan 2011 check which has me on pace for over $360,000 this year if the market holds. That is my good news. The bad news is that my good fortune came very late in my career, so I am shoveling all that I can into my empty retirement buckets. I'm the cobbler with the shoeless children. My remodeling project is to replace 16 year old carpet with bamboo flooring to help manage my allergy/asthma issues, and update the bathroom. Total cost is $32,000 and I am paying the balance in cash.

Member Payment Dependent Notes Series 674675

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674675	$12,000	$12,000	15.28%	1.00%	March 2, 2011	February 28, 2016	February 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674675. Member loan 674675 was requested on February 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	J H	Debt-to-income ratio:	24.02%
Length of employment:	10+ years	Location:	Princeton, IL

Home town:
Current & past employers:	J H
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/11 > We are a disaster claim adjusting company, we are set up to work for Horace Mann insurance in 4 states, a major client. We need 5k for software, hardware, fuel, ink, additional 7 k requested is for non-fixed expenses like per-claim expense and some salary, etc, . We waited 2 years too long to get a normal line of credit from our bank, we have been in business 10 years, I have 30 years in the industry. I have put every penny of my own money into staying on-line with this business through a slow winter season with no credit options. Employ 5 people, really need someone who understands that we're for real. VP at local bank is 'mentoring' our expansion so we're using professionals for advice at every turn. We charge our insurer clients a flat fee of $420 per claim, at even 2 claims a day that is a gross of 16k per month so we anticipate NO problem paying this loan back- we should have gotten a line of credit when we started by we didn't forsee the bank problems. A major client left the US a few years ago and it has taken us until this past september to replace them, which we did. Happy to answer any questions, mine is a unique kind of business. But we're the best at it. Borrower added on 02/14/11 > Use of this loan is for the following items: Balance on one annual MSB lease: $335.00 Second annual MSB lease to start in April: $1,900.00 WC Insurance, balance due $1,400.00 (half has been paid) EO/GL Insurance: $1,200 ($600 was paid, total was $1,800) BOPP Insurance: $400, second quarter 2011. That totals $5,235.00 in fixed expense. Additionally, we run about $200 per month is travel expense per adjuster, four adjusters. To cut costs, I made the additional adjusters all 1099 and responsible for their own costs, in exchange for a better percentage of our fee. The remaining 6k requested is a combination of funds to advance salary when claims start coming in (3k), and the remaining 3k requested is a cushion and small-scale marketing/client visits. Borrower added on 02/16/11 > Time in claims industry: 30 years. Time my company in business as c-corp: 10 yrs Significant positive development- went from 13 employees last year down to 5 core staff, further specialized, reduced actual expense for 2010 by chaning our system, two less adjusters on the road for same area- we cover 5 states in the midwest wind/hail belt.

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	26	Months Since Last Delinquency:	15
Revolving Credit Balance:	$9,352.00	Public Records On File:	0
Revolving Line Utilization:	78.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, I'm not sure if my answer went through so I may have already answered your question- and thanks by the way for considering investing in my company. The house was bought 6 years ago for 91,000.00, I owe $84,000 on the mortgage, there are no second mortgages or any home equity loans of any kind. Thanks.

Member Payment Dependent Notes Series 675624

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675624	$4,000	$4,000	13.06%	1.00%	March 8, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675624. Member loan 675624 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Target Corporation	Debt-to-income ratio:	20.33%
Length of employment:	4 years	Location:	Minneapolis, MN

Home town:
Current & past employers:	Target Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,238.00	Public Records On File:	0
Revolving Line Utilization:	89.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 675629

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675629	$4,500	$4,500	7.66%	1.00%	March 3, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675629. Member loan 675629 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Aspen Boarding Kennel & Animal Shelter	Debt-to-income ratio:	19.13%
Length of employment:	1 year	Location:	Basalt, CO

Home town:
Current & past employers:	Aspen Boarding Kennel & Animal Shelter
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,386.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will you be studying in grad. school?	I've applied to six grad schools (just received my first acceptance letter in the mail yesterday!). For most of the schools... I've applied to their Master of Nonprofit Management program, but I'm also looking into International Human Rights as well as a Master of Science in International Service.
What do you do at Aspen Boarding Kennel & Animal Shelter and where did you work prior to that?	I'm the Weekend Manager, so basically I manage the facility as well as the other employees Friday-Sunday from 6 a.m.- 6 p.m. Prior to working in Aspen, I was a full-time undergrad at the University of Colorado, but also worked at the University with their NightRide Program along with working at a Vet Clinic and the Humane Society of Boulder Valley.
Hello from Parker CO. Good luck with your future - We invested in you.	Thank you! I greatly appreciate it!

Member Payment Dependent Notes Series 675815

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675815	$10,000	$10,000	19.74%	1.00%	March 3, 2011	March 1, 2016	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675815. Member loan 675815 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,565 / month
Current employer:	n/a	Debt-to-income ratio:	10.19%
Length of employment:	6 years	Location:	AMELIA, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > MY BUSINESS HAD BEEN GROWING UNTIL THE RECESSION HIT. WE ARE TRYING TO GET CAUGHT UP ON BILLS AND BACK ON TRACK. BUSINESS HAS BEEN PICKING UP AGAIN, BUT, WE NEED TO GET RID OF WHAT THE BUILD UP OF BILLS FOR 2010. I HAVE PUT ALL OF MY OWN PERSONAL MONEY, CREDIT CARDS INTO THE COMPANY TO KEEP US ABOVE THE WATER. BANKS ARE STILL NOT COOPERATING WITH BUSINESSES. ONE OF MY FRIENDS READ ABOUT YOUR COMPANY AND WAS IMPRESSED WITH YOUR HELPING INVESTORS AND REAL PEOPLE LIVING ON MAIN ST IN THE US. Borrower added on 02/15/11 > WE DO OVERSIZED, OVERWEIGHT PERMITS FOR THE TRUCKING INDUSTRY. WE ALSO SUPPLY TEMPORARY FUEL AND IRP PERMITS. WE ISSUE DOT AND KYU NUMBERS FOR THE TRANSPORTATION INDUSTRY. Borrower added on 02/16/11 > A LITTLE BACKGROUND. I RAN ANOTHER PERSONS PERMIT COMPANY UNTIL HE MOVED HIS FAMILY AND BUSINESS TO FLORIDA 7 YEARS AGO. I TOOK $10,000.00 AND WITHOUT LOOKING BACK, I STARTED MY OWN SERVICE. I JUST KEEP WALKING AHEAD, NOT ALLOWING MYSELF TO THINK ABOUT THE WHAT IFS. THIS IS A FAMILY OWNED AND OPERATED BUSINESS. I HAVE TWO GREAT SONS WORKING BY MY SIDE. THEY HAVE ALSO SACRIFICED A GREAT DEAL SINCE THE RECESSION TOOK OVER OUR COUNTRY. WE HAVE GROWN LEAPS AND BOUNDS UNDER THE PHILOSOPHY THAT YOU TREAT YOUR CUSTOMERS LIKE FAMILY. A GREAT MANY TRUCKING COMPANIES WENT UNDER BECAUSE FREIGHT WASN'T MOVING. I CUT OUR PRICES FOR MANY DRIVERS TO HELP THEM GET THROUGH. I HAVE BEEN A SURVIVOR MY ENTIRE LIFE, MY SONS KNOW THAT I NEVER SEE THE GLASS 1/2 EMPTY, AND I STILL SEE THAT GLASS ALMOST OVERFLOWING. THANK YOU FOR YOUR CONSIDERATION. Borrower added on 02/16/11 > Micro_Lender, IT WON'T GO TO ANOTHER PAGE TO ANSWER YOUR QUESTIONS. I SHALL ANSWER HERE. WE CARRY BONDS FOR EVERY STATE AND SOME MAJOR CITIES. THESE ARE DUE, THEY HAVE TO BE PAID IN ORDER TO CONTINUE DOING BUSINESS. I NEED TO PUT MONEY INTO SOME STATE ESCROW ACCOUNTS SO WE CAN STOP USING THE BUSINESS CREDIT CARDS TO ORDER PERMITS. I WANT TO TURN OUR ADVERTISING ON SO WE CAN GET NEW CUSTOMERS TO REPLACE COMPANIES THAT WENT UNDER DURING THE RECESSION, BUT, I AM AFRAID TO SPEND ANY MONEY SINCE WE OWE THE BONDING COMPANY. Borrower added on 02/16/11 > I AM SENDING MY TAX RETURN INTO THE COMPANY TOMORROW, ALONG WITH THE FORM 4506-T. YES I CAN VERIFY MY INCOME. Borrower added on 02/17/11 > Arblebeedie...I AM FROM THE OLD SCHOOL...SIMPLE AND HONEST...MY LIFE HAS NOT BEEN AN EASY ONE, BUT THOUGH IT ALL, I HAVE BEEN TRUE TO MYSELF, MY CHILDREN AND MY FRIENDS...SOMETIMES CANDOR AND HONESTY IS ALL YOU HAVE TO OFFER. Borrower added on 02/17/11 > Arblebeedie..thank you :) Borrower added on 02/18/11 > Member_837374,,THANK YOU...I am doing many things to help ourselves here.... Borrower added on 02/20/11 > Member_837374...I would never let my sons, myself or any of you down

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,942.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 676013

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676013	$30,000	$30,000	20.11%	1.00%	March 8, 2011	March 10, 2016	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676013. Member loan 676013 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	kanakuk ministries	Debt-to-income ratio:	6.92%
Length of employment:	10+ years	Location:	branson, MO

Home town:
Current & past employers:	kanakuk ministries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/11 > I Simply need to spread out a current large debt due. I Can comfortably make these payments. Borrower added on 02/26/11 > The delinquincy listed was on a very small balance owed that I was unaware of on an account that I closed. An oversight that had nothing to do with my ability to repay. I am a great payer of all my debts. I havevery good longevity at my job and will receive a strong raise in 2 months.

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,450.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Kanakuk ministries? Please list your debts, and the value of your home vs. what you owe on it. Thank you.	2 debts total $6500 1 credit card, 1 installment. this loan will pay off those debts as well home value $353000 mortgage $285000

Member Payment Dependent Notes Series 676097

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676097	$1,400	$1,400	7.66%	1.00%	March 3, 2011	March 13, 2014	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676097. Member loan 676097 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	folsom state priosn	Debt-to-income ratio:	7.71%
Length of employment:	2 years	Location:	citrus heights, CA

Home town:
Current & past employers:	folsom state priosn
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,145.00	Public Records On File:	0
Revolving Line Utilization:	11.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 676186

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676186	$3,200	$3,200	11.11%	1.00%	March 7, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676186. Member loan 676186 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	The Poma Companies	Debt-to-income ratio:	7.36%
Length of employment:	2 years	Location:	CHINO, CA

Home town:
Current & past employers:	The Poma Companies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	43
Revolving Credit Balance:	$351.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Have you permanently stopped using credit cards? Do you and your wife have an emergency fund? how much? Do you have other debts? What is your monthly budget plan?	We have only two credit cards, one hasn't been used in over two years the other we use and payoff within the grace period to build credit. We have an emergency fund approximately of $8,000 in savings. Our other debts include car payments, school loans, and insurance. My wife and I bring in monthly 8,500 a month after tax. We are looking for the loan to help my mother pay off her debt and we are willing to pay for it but don't have the money up front.
"Other Loan" & "Other". Care to elaborate on the purpose of this loan? Thank you.	We are looking to pay off my mothers debt, but don't have the full amount, but financially able to make the payments without a problem.

Member Payment Dependent Notes Series 676230

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676230	$15,000	$15,000	10.00%	1.00%	March 4, 2011	March 3, 2014	March 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676230. Member loan 676230 was requested on February 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Cork, Hill and Company, L.L.C.	Debt-to-income ratio:	5.39%
Length of employment:	9 years	Location:	Birmingham, AL

Home town:
Current & past employers:	Cork, Hill and Company, L.L.C.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/11 > Manager in a regional CPA firm wanting to purchase more reliable transportation for travel. I've never been late with payments. Thanks. Borrower added on 02/18/11 > I intend to repay the loan when the current vehicle is sold.

A credit bureau reported the following information about this borrower member on February 17, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,198.00	Public Records On File:	0
Revolving Line Utilization:	49.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 676271

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676271	$7,000	$7,000	7.29%	1.00%	March 7, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676271. Member loan 676271 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	PUSD	Debt-to-income ratio:	15.31%
Length of employment:	5 years	Location:	Glendora, CA

Home town:
Current & past employers:	PUSD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,728.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 676301

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676301	$5,000	$5,000	10.00%	1.00%	March 3, 2011	March 4, 2014	March 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676301. Member loan 676301 was requested on February 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	kittichai restaurant	Debt-to-income ratio:	5.35%
Length of employment:	9 years	Location:	new york city, NY

Home town:
Current & past employers:	kittichai restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	36
Revolving Credit Balance:	$5,688.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 676502

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676502	$10,000	$10,000	7.66%	1.00%	March 2, 2011	March 1, 2014	March 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676502. Member loan 676502 was requested on February 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Stubbs Alderton & Markiles	Debt-to-income ratio:	20.25%
Length of employment:	3 years	Location:	West Toluca Lake, CA

Home town:
Current & past employers:	Stubbs Alderton & Markiles
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/15/11 > Because my two credit cards went past the 6 month 0% interest deal, I now have 23% and 15% interest on each card. I have been trying to make larger payments on them, but the fees on one of the cards is almost as large as the monthly payments that I'm making. I would like to get them paid off quickly and with a fixed monthly payment so that I can pursue other goals with my finances. I am current on all payments and have good credit. I've never missed or been late on any payment.

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,941.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 676812

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676812	$10,000	$10,000	7.66%	1.00%	March 4, 2011	March 3, 2014	March 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676812. Member loan 676812 was requested on February 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	3.00%
Length of employment:	10+ years	Location:	Epping, NH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$937.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please provide details about how you'll use this loan? Thanks.	I will use these funds to pay my 2010 income taxes.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I do not have a mortgage and the deed is in my name. I do not have Home Equity Line of Credit. The value on zillow.com is 56,000, which is incorrect. I receive two tax bills one for the land and one for the house. The total of which is 129,000. I have lived here for six years.

Member Payment Dependent Notes Series 676980

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676980	$19,800	$19,800	19.36%	1.00%	March 2, 2011	March 2, 2016	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676980. Member loan 676980 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Mintek Mobile Data Solutions	Debt-to-income ratio:	10.50%
Length of employment:	3 years	Location:	Palm Harbor, FL

Home town:
Current & past employers:	Mintek Mobile Data Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/16/11 > I just remodeled my home (kitchen/bathrooms/floors) and purchased an engagement ring. This loan will help me consolidate my car and other loans into a much smaller monthly amount. Borrower added on 02/16/11 > This single loan will pay off my: car ($800/m payment) credit card 1: (2,500 balance) credit card 2: (2,000 balance) in-store floor balance: (2,000) I have a good job, make a good living, and can pay this loan with no problems. Borrower added on 02/28/11 > I tried to apply for a personal loan, but was told by the bank that they do not do those anymore. I said "What about a loan against collateral?" They sounded happy to do that, but when they found out it was my 401(k) they said they couldn't do it. I have over 30k in my 401(k).

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	29
Revolving Credit Balance:	$3,347.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello%u2026For whom and for how long did you work for your previous two employers? Thank you!	I worked for myself for a little over a year as a consultant after grad school. My current employer hired me full time after 2 engagements. Prior to that I worked in a medical practice for 5 years starting as an office manager and working my way up to Division Manager and ultimately Director of Business Development. During the medical practice positions I went to school full time as well on nights/weekends.
Please verify your income with Lending Club (support@lendingclub.com) and I will be happy to help fund your loan! Thanks!	Should be verified.
(1) What is your graduate degree? (2) What was your delinquency 29 months ago?	MBA, MSE 29 Months ago - that was during my transition from consulting to full-time.
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	CC1: 1,700 CC2: 2,500 CC3: 1,000 LOC w/ Floor Decor: 2,500 Personal Loan for Remodel: 5,000 Estimated Additional Wedding Expenses: 6,000 I just looked up the numbers for each loan. Initially I put this loan in for a higher amount, but after talking to a LendingClub loan officer I realized that wasn't a good idea because my car interest rate is significantly lower than the rate LendingClub was going to offer me. My total debt if this loan is funded would be limited to: mortgage: 1,200 car: 800 lendingclub consolidated loan: 520 monthly payments: 2,520 I make significantly more than that and the only reason this happened is because I found the love of my life. I remodeled the house completely and gave her a nice diamond ring. She just moved in and I'm happier than I've ever been. I expect to pay off my car and this loan within 2 years, but requested 5 in case of slightly higher than expected wedding expenses.
I am excited to help fund your loan. I will do so once you complete the process of verifying your income with Lending Club (support@lendingclub.com). Thanks!	Verified.

Member Payment Dependent Notes Series 677043

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677043	$10,000	$10,000	17.51%	1.00%	March 2, 2011	March 2, 2016	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677043. Member loan 677043 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	atlantic communication services	Debt-to-income ratio:	16.55%
Length of employment:	3 years	Location:	hoschton, GA

Home town:
Current & past employers:	atlantic communication services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,845.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 677310

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677310	$9,000	$9,000	10.37%	1.00%	March 2, 2011	March 2, 2014	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677310. Member loan 677310 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,200 / month
Current employer:	Contra Costa County Health Service	Debt-to-income ratio:	2.00%
Length of employment:	4 years	Location:	Danville, CA

Home town:
Current & past employers:	Contra Costa County Health Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	42
Revolving Credit Balance:	$3,163.00	Public Records On File:	0
Revolving Line Utilization:	77.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello borrower. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 3-yrs? Short term: (NUMBER YEARS PLEASE): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	RDA or Registered Dental Assistant for Contra Costa County Health Services. My spouse and I gross roughly $7500 per month and I applied with-out his income included. We hope to have it paid in 2 years max. This is our goal however having the extra time is beneficial. We really want to consolidate my debt and boost my credit score to 750+ FICO score.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	No my husband and I are currently renting the home we have lived in since August of 2008. However we do have an option to buy the house and that is the reason for the debt consolidation. This will also improve my FICO score so we can get the best interest rate possible. Hope this helps and thanks for your consideration.
I am interested in helping to fund this loan. Could you break down your debt balances and interest rates for us? Thank you.	There are 2 major credit cards with roughly $4000 at 15% There are 2 other cards with roughly $1500 averaging 18%. A christian school our children attended that we owe $2000. This is 0% interest however we feel sending only $100 per month is not enough and not right. Lastly $1500 to two after school and summer school programs our kids attended in 2010. The interest rate is below 10% however we were asked to pay at least $150 per month on this loan. Hope this answers your question.

Member Payment Dependent Notes Series 677683

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677683	$15,000	$15,000	11.11%	1.00%	March 4, 2011	March 7, 2016	March 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677683. Member loan 677683 was requested on February 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	West Haven Board of Education	Debt-to-income ratio:	12.81%
Length of employment:	7 years	Location:	WEST HAVEN, CT

Home town:
Current & past employers:	West Haven Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 21, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1979	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,000.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, partner, or other incomes included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 5-yrs? Short term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here. 1)I am a tenured teacher with my school system. I have been a teacher for 12 years and 7 years with my current school system. 2)No, I do not include my husband in my gross income. We keep our finances separate. 3)I'm looking at 5 years. It's longer and I pay more but best fits my needs right now. I'd rather pay interest to a lender than the credit cards. Thank you!
If you don't mind, I have some brief questions for you regarding your loan. Thank you for your help. What is your net monthly income? How much do you have in terms of liquid savings/investments? Could you list your monthly expenses by type & amount (mortgage/rent, car, other existing debt, utilities, insurance, phone, internet, food, gym, childcare costs)? What are you currently paying on the debt you're consolidating? Are you going to be the sole person paying for this loan, or will someone else be helping you pay it? If someone else will be helping you, is that person also in debt? Finally, if you don't mind my asking, what does the loan name--"Zakos"--mean? Thank you again for your help, and I look forward to funding your loan.	1) I bring home $3500 each month after taxes, health benefits,income tax, etc... are pulled. 2)I have 18k in my 403k for retirement to help when my pension when I retire someday. 3).Expenses(which is estimate)- condo fees $200, Utility-usually $150, but been about $250 in the winter months, gas company-$70, cable bill-$200, car insurance-$100, groceries at least $100-150 a week, cell phone (no landline)-$100, 2 credit cards that when I pay the minimum balance it comes to at least $350 to start. I take care of what is listed above, my husband takes care of the mortage. I assist with other bills here and there as my husband works on commision and the economy has not been too good to his work/business.Things are starting to look up for him. 3) I have 2 credit cards which I pay about $350(just at the minimum payment) between two credit cards, but the interest rate is high on both so I feel like I am getting no where.I've learned a lesson about credit cards after this situation. 4)I am the sole person paying.I've had a loan before and have never defaulted or never not paid.I have good credit and bills are always paid on time. 5)The letters in the name each something to me personally:) Hopefully these responses provide you with confidence that I will pay this loan back each month without any concern. Thank you!
Thank you very much for your help--I have one additional question. Since (I believe) you mentioned that you have a preexisting Lending Club loan, I was wondering what the loan number might be. Thank you for your help!	This is my first loan and only loan with Lending Club.If I didn't answer your question, just let me know.
can you verify your income with LC?	If,they ask I can show my earnings via my teaching position via direct deposit stubs and w-z, etc....
IM LOOKING TO FUND UR LOAN. IF HUBBY HAS A BAD MONTH WHAT HAPPENS WITH MONTHLY EXPENSES	Our finances are separate. We choose not to have a joint account.I personallymake $3400a month. He focuses on the mortages and his own cell phone bills, his own credit cards and I focus on condo fees, utilities and my own credit cards, etc....He has had a couple instances in our marriage where he has not had a commission check for a few months and I was able to take care of his bills or pay the mortage via money saved. When he receives money for when he makes a commision, I do have money to save in case of a situation (as does he). The debt I have from my 2 credit cards was via our wedding and honeymoon and post grad school. We are being more cost concious and I plan on making more money via summer school. What also helps is I am done with my post grad studies as of last year. When my husuband has been in a bind I have been able to pull us through, although it does mean not so much as usual at the end of the month,

Member Payment Dependent Notes Series 677802

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677802	$12,000	$12,000	17.14%	1.00%	March 3, 2011	March 3, 2014	March 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677802. Member loan 677802 was requested on February 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	ST BARNABAS HOSPITAL	Debt-to-income ratio:	11.35%
Length of employment:	3 years	Location:	BRONX, NY

Home town:
Current & past employers:	ST BARNABAS HOSPITAL
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,012.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 677834

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677834	$12,000	$12,000	18.25%	1.00%	March 7, 2011	March 9, 2016	March 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677834. Member loan 677834 was requested on February 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	REI Drilling, Inc.	Debt-to-income ratio:	7.47%
Length of employment:	5 years	Location:	Taylorsville, UT

Home town:
Current & past employers:	REI Drilling, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/11 > I currently have the opportunity to purchase shares of an existing profitable web-based company selling health supplements. I will be purchasing 10% of the company for $70,000. Aside from any funding recieved from Lending Club I'll be personally funding the remainder of the venture from my savings. This venture is a side-investment as I currently work full-time in the Oil/Gas/Coal Drilling industry.I also have rental property which nets $1250/ month. My discretionary spending each month after expenses exceeds $5000, so loan payment will be no issue. Any other questions, please feel free to ask.

A credit bureau reported the following information about this borrower member on February 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	70
Revolving Credit Balance:	$3,911.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please verify your income with Lending Club (support@lendingclub.com) and I will be happy to help fund your loan! Thanks!	I provided all necessary documentaion to Lending Club Support this evening Monday, February 28th @ 5:40 pm. Thank You!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total current balance on my mortgage is: $190,318 I do not have a HELOC out. Current market value of my home according to Zillow is $186,000. For what it's worth, I've only had the loan for 2 years, from which point the housing market has further declined here in Utah. However, from the time I've moved in I have put $20K+ in upgrades and home improvements which should bring the value up considerably compared to the condition the house was when purchased.
I would like to help fund your loan. Chances are that your loan would be fully funded more quickly if you do the following: 1) Verify your present income with Lending Club; 2) Explain the nature of your business; 3) Give some compelling facts as to why your loan should be funded, especially regarding business age, cash flow, growth rate and profitability. The L.C. community wants to fund loans, but we need basic information to do it. We work hard for our money - we put our trust in you to repay it. Thanks in advance!	CrossStitch01- I have sent in all documentation to verify income. I'm unsure how things look on the lender side when viewing my listing, but Lending Club support has all documentation for my income. I will post more information on my investment on the body of the listing. Thank You
I am excited to help fund your loan. I will do so once you complete the process of verifying your income with Lending Club (support@lendingclub.com). Thanks!	Lender- Thank you for yuour inquiry. As stated in previous answers, I have provided all documentation to Lending Club support. I'm unable to see exactly what you see on the Lenders side of the site, but Lending Club has my income verification documents. I've e-mails Lending Club support regarding this, but to no avail as of yet. Thanks
What kind of monthly revenue stream will 10% of this investment bring in?	Historically, had I owned 10% for the past 3 months it would've looked like this: Dec- $3000 Jan- $4000 Feb- $4500 The company is in a serious growth stage right now. Forcast for March is $50,000 profit for distribution and so on. April will be my first full month as a partner and I expect $6000 that month.

Member Payment Dependent Notes Series 678086

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
678086	$3,600	$3,600	5.42%	1.00%	March 3, 2011	March 3, 2014	March 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 678086. Member loan 678086 was requested on February 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,800 / month
Current employer:	n/a	Debt-to-income ratio:	17.81%
Length of employment:	n/a	Location:	Merritt Island, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 17, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1977	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,548.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 678533

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
678533	$5,400	$5,400	5.42%	1.00%	March 4, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 678533. Member loan 678533 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,792 / month
Current employer:	MassDOT	Debt-to-income ratio:	3.99%
Length of employment:	4 years	Location:	BOSTON, MA

Home town:
Current & past employers:	MassDOT
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,752.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 678788

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
678788	$10,400	$10,400	10.00%	1.00%	March 3, 2011	March 10, 2014	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 678788. Member loan 678788 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,400 / month
Current employer:	okonite cables	Debt-to-income ratio:	18.68%
Length of employment:	4 years	Location:	orangburg, SC

Home town:
Current & past employers:	okonite cables
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/11 > loan is to pay off cridit cards and bill (consolidated)

A credit bureau reported the following information about this borrower member on February 18, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,482.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 679411

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
679411	$10,000	$10,000	10.37%	1.00%	March 2, 2011	March 4, 2014	March 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 679411. Member loan 679411 was requested on February 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	Brookhaven National Lab	Debt-to-income ratio:	21.81%
Length of employment:	10+ years	Location:	East Islip, NY

Home town:
Current & past employers:	Brookhaven National Lab
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/18/11 > paying off previous loan with lending.com case # 140979 and free up cash for daughters sweet 16 plus personal cash. Borrower added on 02/23/11 > I have submitted the required paper work and verified all three steps to process the loan

A credit bureau reported the following information about this borrower member on February 18, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,050.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 3-yrs? Short term: (NUMBER YEARS PLEASE): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	To answer your questions my position is that of a Fire Captain on Long Island and have served in that position for nearly 3 years and with my employer for 25 years. My spouses income is not included since I am divorced and have a child living with her mother and my other children grown(son in army presently). I am aiming to pay it off sooner but may need the three years.

Member Payment Dependent Notes Series 679744

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
679744	$6,000	$6,000	5.79%	1.00%	March 7, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 679744. Member loan 679744 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	U.S. Coast Guard	Debt-to-income ratio:	8.38%
Length of employment:	10+ years	Location:	Orchard Park, NY

Home town:
Current & past employers:	U.S. Coast Guard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > This loan will be used to fund a portion of a home remodeling project that will cost roughly $18,000. We will be paying the rest of the bill with savings; the real purpose of this loan is to keep our emergency savings at a comfortable level. We are a safe investment and meet our financial obligations as demonstrated by our credit rating. We have this loan built into our budget; but at any time can dip into emergency savings or into the $1600 we set aside each month towards savings, to meet this commitment every month. Thank you for considering funding this loan!

A credit bureau reported the following information about this borrower member on February 19, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,763.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 679944

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
679944	$9,000	$9,000	13.43%	1.00%	March 7, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 679944. Member loan 679944 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	ALL american auto	Debt-to-income ratio:	2.28%
Length of employment:	10+ years	Location:	standish, MI

Home town:
Current & past employers:	ALL american auto
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 19, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,600.00	Public Records On File:	1
Revolving Line Utilization:	39.30%	Months Since Last Record:	34
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: Your TRANSUNION Credit Report shows Public Record 34-months ago. Reason for Public Record? What was final disposition? TWO: What is your position (BRIEF job description) with employer? THREE: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established borrower's initial eligibility. Lending Club does NOT allow cosigners for promissory notes that are funded and issued. FOUR: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. Good day sir the public record was a settlement on a credit card dispute,i was never late and they change my interest rate and monthly payment amount.the public record has been paid in full! 2.I am a sales manager,in short i run and manage the business .3 . No spouse income added 4.Gross 7500.00 per month. 5.Payoff would be between 24 to 36 months
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1.105,000 total 2. current market value 145,000

Member Payment Dependent Notes Series 680000

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680000	$20,000	$20,000	14.91%	1.00%	March 2, 2011	March 10, 2014	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680000. Member loan 680000 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	19.43%
Length of employment:	5 years	Location:	woodbridge, VA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 19, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,308.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, welcome to Lending Club. Please answer the following questions to help us assess your loan: What do you do for a living/source of stated income? What is your monthy net income and expenses (including mortgage)? What are the balances, rates and monthly payments of the debts you are paying with this loan? Why are you requesting a $20K loan when your reported revolving balance is $14K? Also, what is your mortgage balance and the approx current value of your home? Do you have any 2nd mortgages or HELOCs? Thank you.	I own a junk removal company and I've been in the business for 5 years. My net income is 5k a month and I have a FHA Mortgage my total payment $900. I have an average balance of 18k and my payment is around $800 a month. I feel very confident paying the loan back giving the way my business is growing
Hi BLOAN, can you provide any details re:budget, use of funds & plan for repayment? Current Employer: n/a?	Type yoI own a junk removal company DBA N0VA JUNK REMOVAL www.novajunk.com and I've been in the business for 5 years. My net income is 5k a month and I have a FHA Mortgage my total payment $900. I have an average balance of 18k and my payment is around $800 a month. I feel very confident paying the loan back giving the way my business is growing.

Member Payment Dependent Notes Series 680206

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680206	$35,000	$35,000	17.51%	1.00%	March 7, 2011	March 5, 2016	March 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680206. Member loan 680206 was requested on February 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Florida Sheriffs Youth Ranch	Debt-to-income ratio:	13.38%
Length of employment:	5 years	Location:	Arcadia, FL

Home town:
Current & past employers:	Florida Sheriffs Youth Ranch
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/19/11 > home requires new roof, siding and paint, would like to complete work before rainy season sets in, do not qualify for conventional home equity as home is zoned agricultural and considered nonconforming

A credit bureau reported the following information about this borrower member on February 19, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,124.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 5-yrs? Short term: (NUMBER YEARS PLEASE): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? (4) Usually 300 loans listed; today 461 listed, all won't 100 pct fund. When listing expires, if loan 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan funded MORE than 60 pct? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. Advantageous to accept an 80 pct, 90 pct ($12K - $14K) fixed interest, term limited, partial loan because after 6-months time payments made, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I am a Social Worker/Case Manager with the Florida Sheriffs Youth Ranch. I also work as a waiter at the Perfect Caper Restaurant. My monthly gross income is $5,250. I realistically anticipate to service loan 4-5 years. Yes, I would accept partial loan funded more than 60 pct. Thank you.
What do you do at Florida Sheriffs Youth Ranch?	I work as a social worker/case manager with at-risk teenagers and their families at the Youth Ranch.
Hello, What is the value of your house by Zillo or appraisal? How much do you owe 1st, 2nd or home eq.? Thanks	My house appraises at $375,000. I purchased it in 2008 for $440,000. I put $200,000 down on it and my current mortgage is $230,000. My monthly payment is $1500. I do not have any home equity lines on this property as it is zoned agricultural and considered non-conforming by traditional lenders.
With your mortgage and the LC loan, you are looking at $2300 /month in payment obligations excluding any expenses you may have (food, clothing, entertainment, etc.). What is you rnet income and do you have anyone else contributing to your household income and/or expenses? Can you get potential lenders comfortable, you can cover the LC monthly payments? Thank you.	My monthly net income is $4,500, sometimes closer to $5,000 if my tips as a waiter are especially good. My personal expenses have always been kept at a minimum. I do not have anyone else contributing to my household income and/or expenses.
I would like to help fund your loan, but please answer the following question(s): Since the amount of this request is so large, please list the individual major repairs to be accomplished with the cost for each one (roof = x$, siding - y$, etc.) so we get a better idea of how the funds will be allocated. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Estimate for metal roof for my house is $18,700, which includes $8,400 in materials, and $10,300 in labor. Estimate for siding in my house is $20,545, which includes $9,345 in materials, and $11,200 in labor. I have some money (approximately $6,000) set aside for this project.
Monthly Payment: $879.47 (60) => Please describe your monthly budget by category (sources of income, housing, food, etc...). Do you use financial software like Mint.com? Do you have a fallback plan to continue making payments if unexpected expenses or loss of income occur (401k loan, family member help, ability to take on housemate / renter)	With my two jobs my monthly income averages between $4,500 and $5,000. My mortgage payment is $1,500 month which includes my insurance and taxes. I pay $1,000 each month on my credit card. I live alone and get many meals at the restaurant where I work so my food expenses are only $35 weekly. I spend about $30 weekly on gasoline. I spend very little money on clothing as both my jobs require a uniform (provided). I don't spend much money on entertainment as I work long hours. If unexpected expenses or loss of income do occur I do have a modest 401k and two sisters who might help me. I could take on a roommate but I live in a remote area that is not very convenient for most people. I am not familiar with Mint.com but I intend to check it out.

Member Payment Dependent Notes Series 680418

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680418	$6,500	$6,500	10.74%	1.00%	March 3, 2011	March 6, 2014	March 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680418. Member loan 680418 was requested on February 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	All Covered, Inc.	Debt-to-income ratio:	8.58%
Length of employment:	7 years	Location:	Baltimore, MD

Home town:
Current & past employers:	All Covered, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 20, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,058.00	Public Records On File:	0
Revolving Line Utilization:	69.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 680482

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680482	$12,000	$12,000	6.92%	1.00%	March 7, 2011	March 13, 2014	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680482. Member loan 680482 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,300 / month
Current employer:	General Dynamic C4 Systems	Debt-to-income ratio:	2.74%
Length of employment:	10+ years	Location:	Chandler, AZ

Home town:
Current & past employers:	General Dynamic C4 Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 22, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,873.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 680631

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680631	$15,000	$15,000	9.63%	1.00%	March 4, 2011	March 12, 2014	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680631. Member loan 680631 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,083 / month
Current employer:	Western Refining	Debt-to-income ratio:	11.73%
Length of employment:	10+ years	Location:	Farmington, NM

Home town:
Current & past employers:	Western Refining
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 20, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,044.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here. 1. No mortgage 2. I have the deed/title 3. No 4. Do not know 5. 10.5 years

Member Payment Dependent Notes Series 680661

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680661	$18,400	$18,400	13.43%	1.00%	March 2, 2011	March 6, 2016	March 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680661. Member loan 680661 was requested on February 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	State of Arizona	Debt-to-income ratio:	15.39%
Length of employment:	10+ years	Location:	Chandler , AZ

Home town:
Current & past employers:	State of Arizona
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 20, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,917.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, partner, or other incomes included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 5-yrs? Short term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? (4) Usually 300 loans listed; today 474 listed, all won't 100 pct fund. When listing expires, if loan 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, or CC REFI, more advantageous to accept an 80, 90 pct ($15K - $17K) fixed interest, term limited, partial loan and pay off the much higher APR interest debts. After 6-months making on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. A partial loan reduces interest $'s paid on MAJORITY more expensive debts; partial loan is financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Wow, thank you for the information you provided me.You seem very knowledgable about loans. I am a corrections officer for the State of Arizona. I help maintain the state prison. I have 16 yrs. of service. My yearly gross income is 51000.00. The length of the loan is 5 years, but I will pay it off in 2 years. With a 100% funded loan, I will be able to pay off 75% of my credit card debt. My current minimum monthly payment of 676.00 will be reduced to 422.00. This will give me an additional 253.00 a month to pay off the loan. I hope, I answered your question. Thank you.
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	Credit card 1 11,404.00/25.24%,360/month. Credit card 2 8500.32/23.99%,250/month. Credit card 3 3008.31/15.24%,66/month. Please note I pay more than the minimum and I am never late. This loan will allow me to get rid of card 1 and 69% of card 2 will be gone. This will help me very much. My job is very stable, I've been there 16 years. Thank you for your consideration.

Member Payment Dependent Notes Series 680791

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680791	$25,000	$25,000	18.25%	1.00%	March 7, 2011	March 6, 2016	March 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680791. Member loan 680791 was requested on February 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	PC Tech	Debt-to-income ratio:	19.15%
Length of employment:	1 year	Location:	Chicago, IL

Home town:
Current & past employers:	PC Tech
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > I will be using this load to pay off the remaining purchase balance amount for my new home. I am an IT analyst and working as a consultant for a top health insurance company.

A credit bureau reported the following information about this borrower member on February 20, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,673.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, For who and for how long were your previous two employers? Thank you!	At present I am working as an IT consultant for BCBSA since May 2010. Before that I worked for Gartner Inc. for 2 years.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	With this loan I will be able to pay off remaining balance for the new home I bought in India. Total amount paid until now: $18000 Remaining amount to be paid: $25000

Member Payment Dependent Notes Series 680893

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680893	$11,000	$11,000	13.80%	1.00%	March 7, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680893. Member loan 680893 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Hayes Green Beach Memorial Hospital	Debt-to-income ratio:	12.60%
Length of employment:	3 years	Location:	Holt, MI

Home town:
Current & past employers:	Hayes Green Beach Memorial Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > I have been in Human Resources for 15 years. I work at a hospital that is very stable. I am using this loan to consolidate all of my debt into one payment. I own a home that I built 2 years ago. It is currently worth about 30,000 to 40,000 more than I owe on it. I am not late on any payments.

A credit bureau reported the following information about this borrower member on February 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	19
Revolving Credit Balance:	$8,313.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established borrower's initial eligibility. Lending Club does NOT allow cosigners for promissory notes that are funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. I am the Human Resources Manager at a hospital. I handle all employee relations,recruiting,benefits,Workers Comp,FMLA, STD, Policies and Procedures, etc. 2.The reported income is mine ALONE. The gross monthly income is $5096.00. Making the annual income $61,152.00. 3. 4-5 years to pay off loan. Thanks
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 1. Balance is 158,000. I do not owe HELOC 2. Market Value is around 190,000-200,000 They just sold a home in my neighborhood for 203,000 that was exactly like mine. Thanks
Hi there, Could you list the balances and their APRs of the debt you wish to refi. Also what measures have you taken to limit future accumulation of unsecured debt? Thanks	It is all Credit Card debt. Most APRS are in the 18% to 25% range. These debts are a result of my ex not having a job for three years and I took it upon myself to take full responsibilty for the kids and their expenses. He has now been working for a year and is in a very stable company. I typically do not have credit card debt at all. So this was an unusual circumstance for me. Hope this helps. Thanks!

Member Payment Dependent Notes Series 681279

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
681279	$8,000	$8,000	9.63%	1.00%	March 8, 2011	March 7, 2014	March 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 681279. Member loan 681279 was requested on February 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Alliant TechSystems	Debt-to-income ratio:	21.03%
Length of employment:	1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Alliant TechSystems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/22/11 > How do I plan to use the funds? 100% of the funds will solely be used for the initial financing for a technology startup my partners and I have created. These funds will be a portion of a greater sum of already invested funds to finance the operations of the business. What makes me a good borrower? I have good credit (according to lending club a FICO score of 750-779) and I have always made my payments on time. I also do not have many expenses. What’s my monthly budget? The following are my monthly expenses: Monthly Income: $3500 Rent: $450 Car: $425 Food: $200 Gas: $100 Net Income: $2325 (Before Tax) How stable is my job? I currently work as a Financial Analyst for an Aerospace & Defense company.

A credit bureau reported the following information about this borrower member on February 21, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$717.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 681850

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
681850	$12,000	$12,000	9.63%	1.00%	March 4, 2011	March 8, 2014	March 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 681850. Member loan 681850 was requested on February 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Force Protection Ind Inc	Debt-to-income ratio:	2.16%
Length of employment:	2 years	Location:	canyonville , OR

Home town:
Current & past employers:	Force Protection Ind Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Hi there, I'm seeking a loan to invest in rental property I have a 10 year lease from the management company so the payments will not be a issue also I can repay the loan in full within 6 months based on my income. Thanks for your time.

A credit bureau reported the following information about this borrower member on February 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,056.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 682101

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
682101	$12,175	$12,175	12.68%	1.00%	March 7, 2011	March 8, 2016	March 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 682101. Member loan 682101 was requested on February 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Fremont Surgery Center	Debt-to-income ratio:	13.70%
Length of employment:	10+ years	Location:	Fremont, CA

Home town:
Current & past employers:	Fremont Surgery Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/22/11 > Thank you for giving us the opportunity to repair our leaky roof. We will definetly recommend The Lending Club to our friends and family. Borrower added on 02/22/11 > We are need of an emergency roof replacement. Our roof leaks and it seems to be causing water damage to some of our walls and insulation. We would truly appreciate the support from Lending Club to help us replace the roof and repair any other damage caused by the rain. The payment plan is ideal for our budget at this time. We can't possibly afford to fix the roof any other way unless we save for 5 more years and our roof won't last another rainy season. My husband and I have been working at the same place of employment for over 10 yrs and live close to work. Our home is ideally located close to our job, school and family. We love the area and would recommend this website to our friends and family. Thank you for your time.

A credit bureau reported the following information about this borrower member on February 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	26
Revolving Credit Balance:	$568.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, partner, or other incomes included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 5-yrs? Short term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your interest. I currently work as a Sugical Tech/coordinator for Fremont Surgery Center and my husband works there as an Instrument tech. I did not report my husbands income, however, together our gross income is 166K. I do anticipate to pay this loan sooner than 5 yrs. I would say in 3-4 yrs, this loan would be paid off. The reason I believe this is true, is that I won't have daycare expenses and that will free up my budget to pay back this loaner a bit sooner. Please don't hesitate to ask, if there are any other questions. Thank you for your interest.
Can you please comment on your delinquency 26 months ago? Thank you.	Thank you for your interest. I am curious to know what account shows I was delinquent 26 months ago. I just checked my credit report and I haven't been deliquent on any of my accounts within that time frame. Unfortunately for me, I do live paycheck to paycheck. During my maternity leave, the disability checks were not coming in as quickly as I would of liked. I could have been made late payments during that period, but in all honesty I don't recall being deliquent on any of my accounts. If you could give me more information on what account shows I was delinquent I would truly appreciate it. Thank you.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your time.We purchased our home right before the real estate bubble burst. We did assume that we would gain some equity, but sadly for us that didn't happen. No HELOC on our home. Right now our home on zillow is worth $491K and we owe approximately $599K. Again Thank you for your time and interest.
dont get me wrong, how can u b delinquet owing 568.00 on cc and making 166k per yr. thanks n advance. MRT	No problem, I would be asking the same question, truly I don't recall being delinquent on any of my credit cards for that amount. My husband and I didn't always make 166K a year. We do work overtime and that is how we made 166K. Our normal hourly wages, would change that salary amount. Living in Northern/San Fransisco Bay Area, $166K is below average, especially being a homeowner. Thank you for your time.
IM N GOOD LUCK	Thank You!!

Member Payment Dependent Notes Series 682198

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
682198	$7,500	$7,500	7.66%	1.00%	March 3, 2011	March 8, 2016	March 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 682198. Member loan 682198 was requested on February 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Monte Vista Chapel	Debt-to-income ratio:	27.10%
Length of employment:	10+ years	Location:	Turlock, CA

Home town:
Current & past employers:	Monte Vista Chapel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/11 > Just upgrading my bike to a newer model I've been employed at the same place for 14+ years I've never missed a payment in my life Thanks for your consideration

A credit bureau reported the following information about this borrower member on February 22, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$101,429.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please comment on your 6-figure revolving credit balance? Thank you.	It is a LOC for buying and selling cattle in a partnership. It goes up and down depending on the year.
Make, model, and year of bike? Thanks	2008 Triumph Sprint ST

Member Payment Dependent Notes Series 682486

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
682486	$5,100	$5,100	10.37%	1.00%	March 8, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 682486. Member loan 682486 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	72andSunny	Debt-to-income ratio:	10.41%
Length of employment:	< 1 year	Location:	Salem, OR

Home town:
Current & past employers:	72andSunny
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,779.00	Public Records On File:	0
Revolving Line Utilization:	94.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Hello, Thank you very much for your question. The reason I am in need of a loan is due to my credit card debt. The APR average between the two cards I have is 26%. It is very high and at this point of my life I have the stable income to start paying it back, so I want to make sure I have a better APR. I acquired this debt in the early stages of my career when I was doing internships for free and/or low pay. I work in advertising as a copywriter and it's a very tough industry to break into the good firms. I now work at a well respected agency in the Los Angeles area, so things are looking up for me. My goal is to get my debt paid off in the next 36 months and at that point begin saving money for my future. I haven't been careless with money in the past, but I would consider it a lack of knowledge. Things are different now and I really do understand and appreciate questioning why I need a loan. Thank you very much for your interest, and if you choose to help me out, I thank you in advance for you generosity. Best, -Alexander

Member Payment Dependent Notes Series 682541

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
682541	$13,500	$13,500	10.74%	1.00%	March 7, 2011	March 11, 2016	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 682541. Member loan 682541 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,575 / month
Current employer:	Favorite Associates Inc	Debt-to-income ratio:	7.83%
Length of employment:	2 years	Location:	Marysville, WA

Home town:
Current & past employers:	Favorite Associates Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/11 > I am a responsible young man who pays debts on a very timely fashion. I have never been late on any payments. I am taking this loan to buy a newer Jeep Wrangler. I currently drive a reasonable commuter car (91 Honda Accord) that's paid off and insured, and after being with my employer for going on 2 years, I am in a position to upgrade my car. I also am in the Reserves (Air Force), and must travel over mountains on a monthly basis. The Jeep will be very useful for this. Thank you for helping me get my dream car. Borrower added on 02/25/11 > Also, not added into this equation, my wife also works full time, and makes approx. $28,000 per year. Her car is also paid of. Both jobs very stable and I anticipate a 30% raise in roughly 12 months. Borrower added on 02/25/11 > Oh, sorry (last add) vehicle is a 2005 Jeep Wrangler, roughly 50,000 miles.

A credit bureau reported the following information about this borrower member on February 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$385.00	Public Records On File:	0
Revolving Line Utilization:	6.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome military borrower; I'm interested to help finance your loan. My FOUR questions are: ONE: What is your current CIVILIAN position (BRIEF job description) with employer? TWO: USAF Reserve current: Rank? Pay Grade? ETS Date? THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before paid off: Full term 5-yrs? Or shorter term: (number Y-E-A-R-S please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 476 listed; all won't 100 percent fund. When the listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified EARLY help loans quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. Advantageous to accept an 80, or 90 pct ($11K - $12.5K) fixed interest, term limited, partial loan because after 6-month on time payments made, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount.) Best wishes loan quickly funds. Lender: 505570. MSgt E-8 Finance Chief, U S Marine Corps Retired. Va Beach, VA	Thanks for your excellent question, I'll answer your questions in the order they are received: 1) Civilian Job- I'll try to keep it as brief as possible- I am a vocational rehabilitation counselor for a private, for-profit firm. Essentially, we contract out with the WA Department of Labor and Industries to provide vocational services for people injured on the job, including employability assessments, retraining plans, and other services. We bill L&I directly for our services using a billable hour system. The raise I anticipate is a result of transferring to a partial/fully referred counselor ( I have a certification test in June- my employment and wage will continue regardless of the test outcome). 2) Military- I am currently a Staff Sergeant (E5), I'm actually in the Air National Guard, not Reserves (no one really knows what the Guard is, same as Reserves, just with an additional state misson). My ETS is May of 2011. I am still unsure if I'll go twenty years or not (Have 7.5 years in thus far). Last year, the Guard accounted for $4000 of my income. 3) Repayment- realistically, once I get my raise, I anticipate on paying the loan at around the 3 year mark. I chose the 5 years for flexibility and lesser payments for now. I would prefer to get this paid off in less time than 5 years, as this is my only car payment I would have and hate to have outstanding loans on record. 4) I would accept less than 100% funding as long as the monthly payment isn't the $290 payment listed in the original loan. I will have some cash on the side to use in case of non-fully funding, and understood and anticipate such may happen. Regarding income verification- I have been actively sending my 2010 tax information to The Lending Club, yet they have yet to verify my income. I will continue to work with them to get this done. Thank you also for your service sir (or ma'am)
Received reply, thanks. Your 7.5 years current military Guard time countable toward 20-years military retirement. Eligible to receive military retired check at age 60 or 62. (Guard retirement age eliigibilty differs from Reserves age eligibility that differs from Active Duty total length of service eligibility. Navy and Marine Corps Reserve age egilibilty for retirement differs from Army and Air Force age eligibility for retirement.) Stick with Guard. Extra retirement check will come in quite handy whenever you commence age egilibilty to initially commence to receive it. 7.5 years completed; short 12.5 years to go. Marine Corps saying would be: Can do remaining time upside down on my head whistling Dixie. Over and out. Lender 505570 US Marine Corps Retired.	The time thus far really has flown by, and retirement and medical benefits would come in handy later on down the road. Thanks for the advice, it's a decision I'm not taking lightly
If you don't mind, I have some brief questions for you regarding your loan. Thank you for your help. What is your net monthly income? How much do you have in terms of liquid savings/investments? Could you list your monthly expenses by type & amount (mortgage/rent, car, other existing debt, utilities, insurance, phone, internet, food, gym, childcare costs)? Are you going to be the sole person paying for this loan, or will someone else be helping you pay it? If someone else will be helping you, is that person also in debt? Thank you again for your help, and I look forward to funding your loan.	Thank you for considering to fund our loan! I've tried to break down my income and bills as best I can. I have been married for 5 years, so net monthly income and bills are estimates for both of us, since we've paid both of our stuff together for so long not sure how we'd separate it ;) Income: $5583 / month ($4800 roughy after taxes). This includes my military, civilian, and spouse's income I have roughly $5000 in retirement thus far, and roughly $2000 in savings. Also have an additional $3500 coming our way (we just refinanced our mortgage, so will be saving a mortgage payment in savings, as well as the escrow check and tax return). Monthly expenses: -Mortgage (& escrow, homeowner's insurance) $1355 -Cars are all paid off -Car insurance $135 (both vehicles) -Internet/TV $48 -Student loans- $500 (between wife and I) -Gym (CrossFit, a bit expensive) $175 -Gas- $400 -Food $400 -Utilities $200 (estimate) __________________ $3,213.00/bills $4,800.00 income $1587.00 By the way, the revolving credit of $385 has been paid off- this was a business expense for the certification test for my civilian job, and has since been paid off. We don't have kids, so no childcare.
I VE LOOKED AT UR LOAN A HALF A DOZEN TIMES, JUST READ Q AND A. SO IM IN. REMEMBER ONE THING. A BUNCH OF LITTLE PEOPLE LOANED U THE $$$ FOR THE JEEP. AND THANK U FOR YOUR SERVICE IN THE GUARD MR T	Thank you for your funding Mr. T. I will absolutely remember real people loaned me their money, and will be repaying the loan as I promised- without my honor, I would be nothing

Member Payment Dependent Notes Series 682668

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
682668	$8,750	$8,750	12.68%	1.00%	March 4, 2011	March 13, 2016	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 682668. Member loan 682668 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Oxford International	Debt-to-income ratio:	10.28%
Length of employment:	< 1 year	Location:	glendale, AZ

Home town:
Current & past employers:	Oxford International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > This is my third car I will financing and have paid the last two off in full and always on time.

A credit bureau reported the following information about this borrower member on February 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,009.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Refer to the other questions asked for details. I don't wish to go into that much info about my credit. My credit score and income should suffice.
How long have you been working at Oxford International and what do you do there? Thank you.	I just recently started for about a month now at Oxford International. After I graduated I went to Japan to teach English part time. Now that I am back in the country I got a solid job at Oxford being a recruiter. Base salary plus commission and its a great company so I wont be leaving anytime soon. The reason I need the loan is nobody will give a loan to a salvage title car. My dad is a mechanic and I found a perfect condition car that was a salvage title due to theft and not an accident. He of course verified it is in great condition. Thus the reason for the personal loan. Hope this helps! You can feel confident that you will have no problems with my repayment of the loan I have great credit from a young age.
Welcome to Lending Club. I'm interested helping finance your loan. My TWO questions are: ONE: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established loan initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner to help secure personal promissory notes for loans funded and issued. TWO: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I am alone in the gross income. $75,000 is my roommate and I's total income. 3-4 years I will have the full loan paid off for sure. My income is going to be much higher within the next 6 months. Thank you for wishes. I want to buy this car asap.

Member Payment Dependent Notes Series 682824

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
682824	$35,000	$35,000	16.77%	1.00%	March 8, 2011	March 8, 2016	March 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 682824. Member loan 682824 was requested on February 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	n/a	Debt-to-income ratio:	7.39%
Length of employment:	10+ years	Location:	Vancouver, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

For 12 years we?ve supplied most of the top 200 trade shows in America with their transportation sponsorship & advertising graphics needs. Within our industry, we are the leader of sponsorship media production & management. We have recently moved into sponsorship sales & exhibitor education. By targeting these market channels, we?ve moved to the top of the food chain which has more than quadrupled our market opportunities. Previously we typically captured $1,000,000 of the available business annually. With our new market channels we?ll easily double our revenue in one year, and our five year goal is $10 million. Our CPA & our nationally recognized business coaching partner have reviewed our strategy and are equally confident we are making the correct move. Event sponsors demand; increased exhibitor traffic; successful pre-qualified lead campaigns; reducing exhibitor costs and overhead; better metrics to accurately gauge show ROI. Our history and market position gives us an exclusive level of knowledge and awareness of the driving forces behind the increased demand for sponsorship and advertising services. We differentiate ourselves in the marketplace in two specific ways; providing our products and services as the manufacturer or direct distributor gives us a superior level of agility; our ability to offer a true end-to-end turnkey solution allows our clientele to focus on critical internal needs. Three tiered sales strategy: First, we target show management to directly oversee and sell their show sponsorship programs. Secondly, our show management connections allow us to directly target show exhibitors. Thirdly, direct sales to end users allows for higher profit. The initial outlay to implement our plan is $35,000 with $10,000 dedicated to marketing and the balance dedicated to sales support. Marketing funds will be used to add three sales workstations, a direct mail campaign (aka lumpy mail) and various literature pieces. Sales support funds will be employed to support minimal base salaries for commissioned sales staff. To properly support the plan, I have personally funded a number of internal processes to ensure no opportunity is wasted. These include; conducting several industry specific surveys to confirm our strategy; development of an entirely new web-site that speaks to and attracts out target audience; significant custom modifications to our CRM client to ensure the sales team has the specific tools to be highly completive & effective.

A credit bureau reported the following information about this borrower member on February 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,598.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please give all the details you can about your business and the use of the $35,000.	Hello, it took some time, but LC has posted my loan description. Hopefully it will answer you questions.
What kind of job & where?	Hello, sorry for the delay, LC has posted my loan description. Hopefully it will answer you questions.
Investors do not see any information about your business. Please share as much detail as you can about your business.	Hello, sorry for the delay, hopefully the loan description posted today will answer your questions.

Member Payment Dependent Notes Series 682833

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
682833	$14,800	$14,800	14.17%	1.00%	March 2, 2011	March 8, 2014	March 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 682833. Member loan 682833 was requested on February 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Kimsey & DeBari, P.A.	Debt-to-income ratio:	24.19%
Length of employment:	4 years	Location:	Lakeland, FL

Home town:
Current & past employers:	Kimsey & DeBari, P.A.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	57
Revolving Credit Balance:	$25,670.00	Public Records On File:	1
Revolving Line Utilization:	87.00%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Reason for Chapter 7/13 Bankruptcy filing 91-months ago? Final disposition?	Type your answer here.Divorce, child-support. Satisfied significant amount of discharged debt after the fact to show good-faith to creditors and to show that I sought bankrupcy protection for the right reasons. Thanks for your question and your interest.
Welcome to Lending Club. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, partner, or other incomes included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 3-yrs? Short term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your question...I am president of my lawfirm and head of its trial mediation division. My household gross income is approximately $245,000.00 annually. My individual annual income, without bonus, is approximately $125,000.00. I hope this has been helpful and thank you for your interest.
What is Kimsey & DeBari, P.A. and what do you do there? Thank You for your answers!!	Kimsey & DeBari, P.A. is a lawfirm and I am President and head of its civil mediation division. Thank you for your question. I hope my response is helpful to you. Thanks.
Welcome to Lending Club. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, partner, or other incomes included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 3-yrs? Short term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? (4) Usually 300 loans listed; today 507 listed, all won't 100 pct fund. When listing expires, if loan 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. Advantageous to accept an 80, 90 pct ($12K - $13.5K) fixed interest, term limited, partial loan because after 6-months of on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you again for your interest. I could conceivably work with a loan in the 85% area of the amount initially requested. I am a bit discouraged at the apparent slow pace of the funding, but I must admit, I am new to this process. Perhaps this is SOP. In any case, I am somewhat flexible.
Received reply. Loans listed 14-days to allow maximum opportunity attract lender interest and 100 pct fund. Car loans are among loans that fund faster than typical $35K Debt Consolidation/CC REFI loan. Lenders are SMALL independent persons who together fund their selected loans; we are not mega banks, e.g., Bank of America, Regions Bank, Sun Trust etc. that every day receive, approve, issue thousands of loans, millions of $'s. Loan will probaly 100 pct fund within LESS than 14-days allocated. Consequently borrowers must be patient because $15K car loan normally attracts 150 - 250 individual lenders. Refer to "Help" button top, right hand Home Page. Borrower FAQ's provides 5-minute overview how PeerToPeer (P2P) lending process operates. Lender 505570 U S Marien Corps retired	Thank you very much for your time and insight. Very interesting process. Look forward to moving through it.

Member Payment Dependent Notes Series 682867

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
682867	$20,000	$20,000	17.88%	1.00%	March 7, 2011	March 8, 2016	March 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 682867. Member loan 682867 was requested on February 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Cigna Behavioral Health	Debt-to-income ratio:	18.31%
Length of employment:	10+ years	Location:	Golden Valley, MN

Home town:
Current & past employers:	Cigna Behavioral Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/22/11 > Home improvement 15-year full-time employee Borrower added on 02/23/11 > Will pay off higher interest credit cards primarily and finish small home improvement project

A credit bureau reported the following information about this borrower member on February 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	63
Revolving Credit Balance:	$23,290.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, partner, or other incomes included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 5-yrs? Short term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? (4) Usually 300 loans listed; today 507 listed, all won't 100 pct fund. When listing expires, if loan 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, or CC REFI, more advantageous to accept an 80, 90 pct ($16K - $18K) fixed interest, term limited, partial loan and pay off the much higher APR interest debts. After 6-months making on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. A partial loan reduces interest $'s paid on MAJORITY more expensive debts; partial loan is financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1) Psychologist, work corporate Employee Assistance Program. 2) No 140,000/yr 3) 4 years 4) I hope for 80%-100% range Thank you
What does your monthly budget look like with the addition of this loan ($500/mo} You have high revolving debt. What are the payments on these debts?	I hope to consolidate most of the revolving debt, so will be able to manage the 500/month as it is lower than paying more than minimum balances each month. Thank you
Are you using the loan to consolidate credit cards or for home improvement?	I will be using to pay down credit down higher interest rate cards and to finish a small home improvement project.

Member Payment Dependent Notes Series 683020

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683020	$6,000	$6,000	5.42%	1.00%	March 2, 2011	March 9, 2014	March 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683020. Member loan 683020 was requested on February 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	kingman regional medical center	Debt-to-income ratio:	10.96%
Length of employment:	4 years	Location:	kingman, AZ

Home town:
Current & past employers:	kingman regional medical center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$661.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is this purchase and what is your job description	I wish to purchase a travel trailer. I am a medical transcriptionist, transcribe physician dictations into written format for permanent records in patient files.

Member Payment Dependent Notes Series 683080

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683080	$10,000	$10,000	7.29%	1.00%	March 2, 2011	March 10, 2014	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683080. Member loan 683080 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Goldman Sachs	Debt-to-income ratio:	8.85%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Goldman Sachs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/11 > The majority of this loan is going towards an engagement ring (approx. $7,000), and the rest is to help pay off a credit card!

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,934.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 683109

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683109	$6,400	$6,400	13.06%	1.00%	March 4, 2011	March 11, 2014	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683109. Member loan 683109 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,398 / month
Current employer:	HUD	Debt-to-income ratio:	24.52%
Length of employment:	10+ years	Location:	Manassas, VA

Home town:
Current & past employers:	HUD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/11 > I plan to pay off a few credit cards with higher interest rates. I am very good with paying all my bills on time and have a stable job with good income. Just had too many bills trying to help family members out but now that is over. Now I want to get on track to pay off all my debt and be debt free from credit cards. thank you for your consideration.

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	34
Revolving Credit Balance:	$61,806.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 683166

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683166	$6,000	$6,000	7.66%	1.00%	March 3, 2011	March 9, 2014	March 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683166. Member loan 683166 was requested on February 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,449 / month
Current employer:	Network Interpreting Service	Debt-to-income ratio:	14.33%
Length of employment:	3 years	Location:	San Diego, CA

Home town:
Current & past employers:	Network Interpreting Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	63
Revolving Credit Balance:	$19,528.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debts do you plan to consolidate with this loan? And can you comment on the delinquency 63 months ago? Thank you.	I plan to use this loan to payoff a personal loan ($886 @ 13.23%) and pay down a chase credit card, currently at 13.24%. As for what happened over five years ago, my comment is: it was five years ago. In the 63 months since, I have reduced my debt by almost half, and am on schedule to be paid off completely in three years!

Member Payment Dependent Notes Series 683476

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683476	$35,000	$35,000	18.25%	1.00%	March 8, 2011	March 9, 2016	March 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683476. Member loan 683476 was requested on February 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,630 / month
Current employer:	Mustang Engineering LP	Debt-to-income ratio:	10.55%
Length of employment:	2 years	Location:	Friendswood, TX

Home town:
Current & past employers:	Mustang Engineering LP
Education:

This borrower member posted the following loan description, which has not been verified:

Need to borrow 18,000 for high interest credit card consolidation; Need to borrow an additional 17,000 for home remodeling to include master bath and secondary bath remodel and foundation repair. Professionally employed with high income and steady employment with no gaps over past 23 years. Have lived in same home over 13 years. Reliable. Borrower added on 03/01/11 > Note to Investors: The 18,000 credit card consolidation is a joint payoff of my credit cards and also my wife's. That is our total together. Now the math makes more sense if you are totaling up the accounts you see because hers are not listed on my report.

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,948.00	Public Records On File:	1
Revolving Line Utilization:	40.40%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
First of all I would like to say Thank You for choosing Lending Club for your borrowing needs. Please list the debts you are consolidating (lender, balance, APR and current monthly payment made)? How will getting this loan help your financial situation (will it lower your monthly payments, lower your current interest rates)? What sort of home improvement will you be doing? Thank you!!	We are paying off roughly 18,000 worth of high interest credit cards. The interest is greater than that which was initially offered by your firm. Since banks have taken a huge hit, they are unwilling to lower our rates, even though we are and have been current. Therefore, we can borrow another 17,000 roughly to remodel our two bathrooms and pay the same amount monthly that we are already currently paying on the credit cards alone, if we can get a decent interest rate... We can and are making all of the montly payments timely, but in current economic climate, none of the banks are willing to do a remodeling loan, as I am sure you are aware...So, we thought it prudent to try for one loan to accomplislh both. Banks are also not doing credit card consolidation loans, either. We have been with the same bank for 13 years, and they do not do these type of loans currently. I have several cards with many balances less than 5K, too numerous to list here. It would be fine to have those paid off directly by the investors if that is what they wish. If we are approved, we could then arrange to have those account numbers given out. Most of the current APR's are over 25%. (Due to chapter 7 bankruptcy discharged in 2003, we also have that hit STILL on our credit report......This is one reason why our credit card interest is high also, even though our credit worthiness at this point falls into the GOOD range...) Thank you, James
What do you do at Mustang Engineering LP?	I am a degreed mechanical engineer since 1989. (22 years.) I have more specifically been in the field of automation engineering for the last 14 years; The job entails designing, building, and maintaining computerized systems that operate and control industrial facilities, chemical plants, refineries, and power plants.
Please provide, for EACH debt you plan to pay off with this LC loan, the Creditor [eg, Chase], the Amount [eg, $10,500], IMPORTANTLY the Rate [eg, 9.99%], the min. mo payment [eg, $150]. Please be complete, please be specific as to EACH one.	Hello: According to the Lending Club; this is not an appropriate question for me to answer, as this financial information is private. Lending Club requires me to go through their approval process for determining creditworthiness. So, you can be confident that I meet all of their stringent standards; I will state that if you fund my loan, I will be getting a fair rate, and my minimum monthly payments with the full amount I asked to borrow will be about equal to what I am currently paying in credit cards alone. Thus, you can be confident that I can and will make the payments. Thank you.
Please explain the public record from 89 months ago. Your loan has been listed for 5 days and is only 5% funded because you have undoubtedly been asked this question by many lenders and have not answered it. Lending Club does not discourage borrowers from describing their past and current financial situations. Just don't include any personally identifying information. It is not acceptable to ask people to lend you $35,000 without a better explanation of your situation.	All of the credit accounts will be paid off with the exception of Best Buy which is currently at 0% interest and will be paid off before I accrue any interest. My current monthly income of $ 13, 500 is more than enough to cover the note of this loan which will be $900 monthly. The public record you are speaking of is 7 1/2 years old. I was not making this income at that time, and my financial situation was completely different then, and is not relevant at this time. I did not apply to any other financial institutions simply because banks have taken a huge hit, and none of them are currently making any unsecured loans.... Therefore, you are the first person to ask this question, and I hope I have more than satisfied your question. Thank you.
Thank you for sharing the information. I Second what the other Member/Investor said above that it is good to share details with those members/investors asking just not too much like your name, where you live, and your SS#. We are people making a financial commitment to lend you our money, we want to get to know your citation a little better before/ or after we commit. Thanks!	Thank you for your insight.
Hello, What is the value of your home by Zillo or appraisal. How much do you owe 1st,2nd and any home eq.? Thanks	The last and most recent appraisal was 175,000. We owe about 130,000. That is the primary and only mortgage on our home. Thank you.
Sir, The length of employment we are seeing as potential lenders indicates 2 years and I suspect that is just a typo given your responses to some of the questions. I would be more comfortable if you could liaise with LC to fix this length of employment to 22 years and be inclined to serve as a lender. Thank you.	Yes, I've been employed as an engineer since graduating from college in 1989. I started my career with an EPC firm, and then spent 9-1/2 years with a large multi-national chemicals company. I then spent 7+ years with General Electric. An opportunity presented itself in 2008 to be involved in a new business unit for a large multi-national engineering firm but the economic downturn forced the firm into a self-preservation mode and expansion plans were shelved. I joined Mustang Engineering's Automation and Control Business Unit 2 years ago. I hope this clarifies my employment history satisfactorily.
If you had been more open and candid in your responses, you may have attracted more interest in your loan application. I know it would have made a difference to me.	Dear HHIslander: I did answer every question to the best of my ability, and thought I did a pretty good job here. I am sorry you did not feel that I was candid enough. I have spelled out what I want the money for; what my financial situation is; what my employment history has been; you have the credit report; I have also been through the approval process, where everything I have stated has been verified. I am getting the feeling that investors here want an iron-clad guarantee. Any investor knows that in order to get 18.25% interest, there will be some risk associated. Nothing I can say or do will be able to absolve the inherent risk in investing. I am sorry that you, in particular, felt that I had something to hide. I don't. Thank you.
Personally I would feel more confident investing in this note (your loan) if you created a verified report of your credit cards at: https://www.readyforzero.com/snapshot by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. The report does not include your name or personal information, so your identity is protected. Thank you in advance.	Hello. Lending Club asked me not to post the account numbers, names of the lenders, etc. They said you have the total amount of the debt that has been verified through them, and they do not see a reason for this information to be publicly posted. I am simply abiding by the information I was told per the support team. I can and will discuss with them again on Monday; meanwhile, I do certainly appreciate the 200++ people who have been willing to invest. It means a lot to me and the goals I am trying to accomplish. Thank you.
You said your public record was irrelevant. Not to me. You have never indicated specifically what you plan to do with the money. I often ask this question and get a detailed response: Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Accounts, continued: (I was logged off while typing..) First premier 574.25 Household bank 902.25 Thank you. I hope this helps you make your decision.

Member Payment Dependent Notes Series 683534

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683534	$8,000	$8,000	6.92%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683534. Member loan 683534 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,900 / month
Current employer:	n/a	Debt-to-income ratio:	10.20%
Length of employment:	n/a	Location:	Colorado Springs, CO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1977	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,968.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 683581

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683581	$8,000	$8,000	10.37%	1.00%	March 4, 2011	March 13, 2016	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683581. Member loan 683581 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Ralphs Grocery Co.	Debt-to-income ratio:	14.75%
Length of employment:	5 years	Location:	Woodland Hills, CA

Home town:
Current & past employers:	Ralphs Grocery Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,151.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 683592

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683592	$5,075	$5,075	5.79%	1.00%	March 2, 2011	March 11, 2014	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683592. Member loan 683592 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	UT Health Science Center	Debt-to-income ratio:	20.68%
Length of employment:	5 years	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	UT Health Science Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,654.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt will you consolidate with this loan? Thank you.	Credit card debt.
Hello. Could you please describe any plans you might have to limit future debt? Wishing you the best.	Limit future credit card use and pay cash for necessary purchases.

Member Payment Dependent Notes Series 683594

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683594	$13,000	$13,000	6.92%	1.00%	March 4, 2011	March 10, 2014	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683594. Member loan 683594 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,390 / month
Current employer:	Christus Saint Vincent Medical Center	Debt-to-income ratio:	18.02%
Length of employment:	< 1 year	Location:	SANTA FE, NM

Home town:
Current & past employers:	Christus Saint Vincent Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,997.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long have you been working at your current employer? Is it temporary work or a permanent position? Revolving credit balance is ~$6k but you are asking for a $13k loan...what will the remaining $7k be used for?	For 7 months and this is a permanent position. The 13k will be used to pay a debt of 13k.

Member Payment Dependent Notes Series 683737

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683737	$9,125	$9,125	11.11%	1.00%	March 3, 2011	March 9, 2014	March 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683737. Member loan 683737 was requested on February 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Kineticom	Debt-to-income ratio:	7.76%
Length of employment:	1 year	Location:	Chevy Chase, MD

Home town:
Current & past employers:	Kineticom
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/11 > Consolidation loan to payoff credit card and reduce interest.

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,408.00	Public Records On File:	0
Revolving Line Utilization:	99.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 683804

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683804	$16,450	$16,450	16.40%	1.00%	March 8, 2011	March 9, 2016	March 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683804. Member loan 683804 was requested on February 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Triple AAA	Debt-to-income ratio:	21.06%
Length of employment:	7 years	Location:	Gardena, CA

Home town:
Current & past employers:	Triple AAA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/11 > All the family are getting together to celebrate one of a relative 65th birthday. It is a special occasion. Family is everything. Great way to vacation and party with family. Life is too short and we got to enjoy life every minute and everyday we are bless to see another day.

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,091.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details on the need for the loan? Are you paying everyone's expense? Also what do you do at your job? Thank you	Type your answer here.Most of the family are on dissability and or are on a fixed retirement income and can't afford to help out. My wife and I both work. My wife is a salary worker for Boeing and I work for Triple AAA as a forklift driver scheduling and preparing crash cars for sales.
Could you advise what your wife's monthly gross or net income is? The loan amount seems high given your income profile and I would like to get comfortable lending you the money and can probably do so if I understand other sources of household income. Thank you.	Type your answer here. no problem my wife gross per month is 5,000.00
Your income at 3333/mo comes to only 40K/y before taxes, so a vacation costing 16,450 plus the 16.4% you'll have to pay LC seems a bit extravagant and unrealistic to me, in terms of what you will be able to afford. Could you please share your total family income?	Type your answer here. no problem my wife makes more than me. She gross $5000 per month.
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? TWO: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. Advantageous to accept a 80, or 90 percent ($14 - $15K) fixed interest, term limited, partial loan because after 6-months on time payments, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here. I do plan down the road to pay off the loan sooner than 5 years. More like 2 to 3 years. Yes, I would accept the loan 60 or more plus pct funded. I am excited to know there are good people out there willing to help when the need is there.
Why so much for vacation	Type your answer here.My wife and I have a large family. She is 1 of 11 and I am 1 of 8. Most of the family are on dissability and retire on fixed income. My wife and I are stable and have a good job. Reaching 65 years of age is a big deal to our family. We are a close family with lots of love and always there to lend a helping hand when needed. I feel Lending Club is just like a close knit family were you can reach out and get the help.

Member Payment Dependent Notes Series 683805

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683805	$7,000	$7,000	6.92%	1.00%	March 2, 2011	March 9, 2014	March 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683805. Member loan 683805 was requested on February 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	JCPenney	Debt-to-income ratio:	25.82%
Length of employment:	< 1 year	Location:	Jamaica, NY

Home town:
Current & past employers:	JCPenney
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,461.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 683809

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683809	$6,000	$6,000	9.63%	1.00%	March 2, 2011	March 12, 2016	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683809. Member loan 683809 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	3.82%
Length of employment:	10+ years	Location:	Concord, CA

Home town:
Current & past employers:	Kaiser Permanente
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	39
Revolving Credit Balance:	$6,912.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please comment on your delinquency 39 months ago? Thank you.	No I cannot. What delinquency? For how much?

Member Payment Dependent Notes Series 683816

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683816	$7,400	$7,400	5.42%	1.00%	March 4, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683816. Member loan 683816 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	operating engineers local 158	Debt-to-income ratio:	20.75%
Length of employment:	10+ years	Location:	selkirk, NY

Home town:
Current & past employers:	operating engineers local 158
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > HI I am going to the funds to buy a 2003 f 550 work truck I am trying lending club for the first time not because of my credit score my credit is A+thank you .

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,310.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 683908

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683908	$3,000	$3,000	7.66%	1.00%	March 8, 2011	March 9, 2014	March 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683908. Member loan 683908 was requested on February 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Hillsborough County School District	Debt-to-income ratio:	21.42%
Length of employment:	6 years	Location:	Valrico, FL

Home town:
Current & past employers:	Hillsborough County School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/11 > I need air conditioning , cold water pipes , a water purifier and generator plus a few windows Thank You Borrower added on 02/24/11 > I have outstanding credit Borrower added on 02/24/11 > Of course I own

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,294.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 684055

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684055	$13,000	$13,000	17.14%	1.00%	March 4, 2011	March 11, 2016	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684055. Member loan 684055 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Wal-Mart	Debt-to-income ratio:	2.88%
Length of employment:	5 years	Location:	Federal Way, WA

Home town:
Current & past employers:	Wal-Mart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > This for a major purchase that I need to have at the present time. My job is very stable and the money will be paid back in a very short amount of time.

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1977	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,339.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will you be using money for?	It will be used for a major purchase as well as help with a business/investment transaction. The loan will be paid back very shortly.
What will you use money for??	The money will be used for a major purchase.
Can you be more specific regarding your business/investment transaction? In the event you have financial hardship, what safe guards do you have in place to ensure investors are repaid? If you faced bankruptcy, would you still honor your debt to investors?	I will be able to ensure that investors are repaid as I am waiting on a couple of transactions to clear up. Once those transactions clear, I will be able to repay investors for the loan amount.
If we are to loan you OUR money, can you please provide more detail than "a major purchase". I'd like to support your loan, but I'm curious what the loan will be used for ( boat, bail bonds, car, ring, etc..), and how soon you expect to repay the funds (6 months, 12 months, etc...) . I can not support without a more forthcoming answers on your part.	I finished working on my Bachelors in Business Administration last fall. During my senior year I started a marketing and consulting business as part of one of my classes. The name of my business is Worth Over Delivery. The major purchase is the office equipment that I need to get the business running. You can view the website that I have on WorthOverDelivery.com. The purpose of the business is to help small businesses expand their profit margin through the use of pay per click advertising and search engine optimization. This will enable them to make better use of their time and turning a higher profit margin by targeting visitors by locale as well as type of business. I expect to return the funds within the next 6 to 12 months. That is what my major purchase is. My plan is to have everything paid off in short order. The transactions that I am waiting to clear up deal with an investor that I had. He is trying to resolve everything with his bank, and that is the reason for the loan. As stated before, my job is very stable as I have worked in the retail field for over 20 yrs. I have been at Wal-Mart for over 5 yrs. I will continue to work there until I have the business off the ground, turning a nice profit for me and my customers. Within that time frame, the loan will have been paid off, and I will turn my attention to running the business full-time.

Member Payment Dependent Notes Series 684205

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684205	$18,000	$18,000	14.17%	1.00%	March 4, 2011	March 10, 2016	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684205. Member loan 684205 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,800 / month
Current employer:	Tractor Supply Co	Debt-to-income ratio:	15.89%
Length of employment:	3 years	Location:	Olin, NC

Home town:
Current & past employers:	Tractor Supply Co
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/11 > To expand territory and payroll. I am a reliable and steady worker. I do not have a house payment and have low bills. I have worked for a great company for that last three years.

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,470.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	We owe nothing on the home. No payments. My wife and I do hold the deed however we are in the process of removing my mother-in-law from the deed. We currently do not have a line of credit established. Zillow gave an estimate of $346,000 on our home however that estimate falls below the current tax value. We have lived in the home four years. We had it built in 2007.
Would you pay off the loan early, if so how soon?	I do plan on paying off the loan early as possible. However the loan will help establish a better busniess credit rating.
You will receive an email when the borrower answers your question.	I did not see the question. Please resend it.
What exactly would the funds be used for - TSC expansion/Payroll or another venture?	The funding will be used for payroll, equipment purchases and expansion of a new venture. Not related to TSC.
As an investor, I would like to know what this new venture is.	I can give you some details due to confidentiality agreements. The scope of the venture is simple. If you have children and they use the internet social sites. You do not always know what they are doing or if they are being bullied or contacted by a predator. Our service sends the parent a report daily or weekly that monitors 40 social web sites that their child may be on. It also gives a grade to the content so you can choose what to read and what to ignore. In a nut shell I can't be more specific.

Member Payment Dependent Notes Series 684272

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684272	$12,000	$12,000	7.29%	1.00%	March 4, 2011	March 10, 2014	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684272. Member loan 684272 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,938 / month
Current employer:	Venstar	Debt-to-income ratio:	19.53%
Length of employment:	5 years	Location:	Moorpark, CA

Home town:
Current & past employers:	Venstar
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$166.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you explain in detail your loan request for purchasing a home? Also will you verify your income with LC?	I will retire in 5yrs and relocate to a small place near the Salton Sea in southern California. At that time I will have the place paid for.I will also verify my income with LC.
What do you do at Venstar?	Technical Support, I run a EMS board, Energy Management System, For Family Dollar Stores, Auto Zone, and Payless Shoes.
Dear prospective borrower: 1) Do you intend to use the $12K to purchase a home? 2) If so, can you please provide more details?	The purchase price of this small place is $24K, I intend to use the $12K along with the $12K that I have in savings.

Member Payment Dependent Notes Series 684331

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684331	$10,000	$10,000	7.29%	1.00%	March 3, 2011	March 10, 2014	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684331. Member loan 684331 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,292 / month
Current employer:	North reading transportation	Debt-to-income ratio:	17.44%
Length of employment:	< 1 year	Location:	ipswich, MA

Home town:
Current & past employers:	North reading transportation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/11 > this loan is to pay off high interest rate credit cards wich the credit card companies have variable interest rates. Borrower added on 02/27/11 > I am employed at North Reading transportation as a CDL Driver. I also have not listed that i also drive limo ,and chauffeur work ,along with taxi cab driving on weekends. i also work at the crane Estate as a bartender. have worked there since 1975. i am a go getter. never late or missed payments. Borrower added on 02/27/11 > +

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,048.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at North reading transportation and where did you work before that?	CDL Driver, before that. hospitality sector for 25 yrs.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Thank you for getting baack to me, no there is no mortagage on the home my mother owns it , however it is in a trust and in my name when the time comes and she will not be with us. the home is valed at 649k my grandfather bought the home in 1937 we have been here since that time, it is a beautifull 1890 victorian. i thank you for your support.

Member Payment Dependent Notes Series 684390

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684390	$14,500	$14,500	13.06%	1.00%	March 4, 2011	March 10, 2016	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684390. Member loan 684390 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,000 / month
Current employer:	Trenton Public Schools	Debt-to-income ratio:	15.69%
Length of employment:	10+ years	Location:	Trenton, MI

Home town:
Current & past employers:	Trenton Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/11 > Need to pay off high interest rate credit card. Both my wife and I are full time teachers and have good credit. We hope to get this loan 100 percent funded by investors. Thanks to all that help finance this loan.

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	21
Revolving Credit Balance:	$40,273.00	Public Records On File:	0
Revolving Line Utilization:	64.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, partner, or other incomes included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 5-yrs? Short term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? (4) Usually 300 loans listed; today 507 listed, all won't 100 pct fund. When listing expires, if loan 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, or CC REFI, more advantageous to accept an 80, 90 pct ($12K - $14K) fixed interest, term limited, partial loan and pay off the much higher APR interest debts. After 6-months making on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. A partial loan reduces interest $'s paid on MAJORITY more expensive debts; partial loan is financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here.I am a middle school teacher. Teaching science to 6th-8th. I combined both of our incomes. I plan on taking 3-4 years to pay off. I would like 100 percent of loan.
What do you do for Trenton Public Schools?	Type your answer here. I am a middle school science teacher.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Yes the title of my home is in my name. 260,764 left on home. I know the home is not worth that due to economy.
Hello, I noticed that you have one delinquency 21 months ago. Can you please provide some detail in regards to the nature of this delinquency?	Type your answer here. Didn't even know that I had one delinquency. I am sure it was an oversight. Sorry if I can't shed anymore light than that on the issue.
Please list balances, APRs, and monthly payments on the cards you intend to pay off with this loan. thanks!	Type your answer here.15000 dollar balance. It is all going to pay off the one credit card.
INTERESTED IN FUNDING YOUR LOAN. PLEASE GIVE US A BREAKDOWN OF $40,000 IN CREDIT CARD DEBT. THANKS IN ADVANCE	Type your answer here.Don't have 40,000 in credit card debt. I have 15,000 on one card that I want to pay off. Expenses caught up on us due to medical bills and school.

Member Payment Dependent Notes Series 684571

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684571	$1,800	$1,800	13.06%	1.00%	March 8, 2011	March 10, 2014	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684571. Member loan 684571 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,980 / month
Current employer:	TEL EXCEL INC	Debt-to-income ratio:	8.33%
Length of employment:	1 year	Location:	imperial beach , CA

Home town:
Current & past employers:	TEL EXCEL INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/11 > *Friend. I'm buying a car off a FRIEND after my car broke down.I plan to pay this off as early as possible by sending extra payments and possibly using student aid money from the coming school year. Your help is deeply appreciated. thank you Borrower added on 02/24/11 > I'm buying a car off my *FRIEND after my car broke down. I plan to pay this off a soon as possible by making extra payments and possibly use student aid money from the coming school year in fall. Your help is deeply appreciated. Thank You.

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,822.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at TEL EXCEL INC and where did you work prior to that?	I am going on my second year as a telephone receptionist for many companies. We answer for local attorneys, doctors, plumbers, on call nurses & small businesses. Prior to this i worked at Payless Shoe Source for a little over a year

Member Payment Dependent Notes Series 684720

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684720	$8,400	$8,400	13.43%	1.00%	March 4, 2011	March 12, 2016	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684720. Member loan 684720 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,875 / month
Current employer:	Paris Uniform Services	Debt-to-income ratio:	11.39%
Length of employment:	4 years	Location:	Weedville, PA

Home town:
Current & past employers:	Paris Uniform Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,894.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you	Type your answer here.$247,000.00 $270,000.00
Welcome borrower; I'm interested to help finance your loan. My THREE questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household Gross $ Income Monthly? (Or Gross $ Income Yearly?) THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before paid off: Full term 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here.General Manager of Industrial Laundry. Spouse $1,100.00 monthly and was not included in annual income. 4-5 years.

Member Payment Dependent Notes Series 684740

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684740	$10,400	$10,400	5.79%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684740. Member loan 684740 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	Sidley Austin	Debt-to-income ratio:	6.10%
Length of employment:	6 years	Location:	Deerfield, IL

Home town:
Current & past employers:	Sidley Austin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Looking consolidate loans into one payment at a better rate.

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,082.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt will you consolidate with this loan? Thank you.	Egal ??? Thanks for the question. We are consolidating the last bit of a car loan and bathroom remodel.
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Thanks for the question. I have no other outstanding unsecured debt, such as credit cards. (i.e. I pay my credit cards in full each month) Therefore with the Lending Club I would just have the one loan. Thanks!!

Member Payment Dependent Notes Series 684807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684807	$8,000	$8,000	10.00%	1.00%	March 7, 2011	March 11, 2014	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684807. Member loan 684807 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Gathering Grounds	Debt-to-income ratio:	12.00%
Length of employment:	1 year	Location:	Patagonia, AZ

Home town:
Current & past employers:	Gathering Grounds
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	56
Revolving Credit Balance:	$6,657.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 684817

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684817	$4,000	$4,000	6.92%	1.00%	March 2, 2011	March 12, 2014	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684817. Member loan 684817 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,333 / month
Current employer:	Goodwill Indurstries of Upper SC	Debt-to-income ratio:	9.17%
Length of employment:	5 years	Location:	Pelzer, SC

Home town:
Current & past employers:	Goodwill Indurstries of Upper SC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/11 > This loan is to purchase a SpeechEasy.

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,228.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, I would very much like to fund your loan. But I do have some questions. What other therapies or treatments have you tried and will continue with? What long term recovery strategies do you have in place? Thanks.	Mainly connected speech. For some reason though my fluency has dropped tremendously this past year and this device shows great promise.

Member Payment Dependent Notes Series 684868

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684868	$28,000	$28,000	16.02%	1.00%	March 7, 2011	March 10, 2016	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684868. Member loan 684868 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	adecco technical	Debt-to-income ratio:	17.18%
Length of employment:	10+ years	Location:	plain City, OH

Home town:
Current & past employers:	adecco technical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,432.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	IRS - 1,900.00 $200.00/mon School Tax - 4,100.00 $200.00/mon Capital One Credit Card - 8,432.14 $250.00/mon Chase Credit Card - 7,750.00 $275.00/mon Capital One Auto Loan - 9,000.00 $560.00/mon American Honda Finance - 8,750.00 $460.00/mon Chase Bank Mortgage Late Payment of $1,850.00
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	Thanks for the question, I have provided all documents for income verification, and have listed all debts that will be payed off with the money granted. It seems that the same questions keep coming up, so hopefully you guys can see each others questions and responses.
Your profile says you only have ~$8,000 of credit balance. What do you plan to use the remaining $20,000 for?	I'll be paying off all debt except for Chase Bank Mortgage.
What do you do at Adecco Technical?	I'm a Automotive contract designer for Honda R & D.
What is the value of your house by Zillo or appraisal? How much do you owe on 1st,2nd and anyhome eq.?	My house was appraised in 2007 for $390,000.00 since than the housing market has slowed way down. I have one mortgage and the balance is around $322,000.00.
What do you do at Adecco? Also, please list the debt that you plan to consolidate with this loan. Thanks	I'm a contract designer for the Automotive Industry, and have been placed at Honda R &D since 1997. My goal is to take misc debt of $43,000.00 which i pay around 1,995.00/mon. and consolidate it down to around $1,100.00/mon 2009 IRS Bill - 1,900.00 $200.00/mon 07,08,09 School Tax - 4,200.00 $200.00/mon CC1 8,432 - 250.00/mon APR 14.99% CC2 7,750 - 275.00/mon APR 12.99% Capital One Auto Loan - 9,200.00 560.00/mon American Honda Fin. - 8,800.00 460.00/mon All of the bills listed above will be payed off by this loan and one more which I yet to secure.
I would like to help fund your loan but have some questions. What debt are you trying to consolidate? What do you do at adecco? Will you be auto debiting or manually paying back the loan? The more information the better.	All of my revolving credit i.e. CC1,CC2, Car1, Car2, IRS Bill, School Tax Bill. I'm a Automotive designer. I'll be paying back the loan on a manual basis.
I am interested in funding part of your loan can you please tell me what are you at Adecco Technical. Can you please list the amount of loans that you owe at present with interest rates Thanks	Automotive designer assigned to Honda R&D CC1 8,450.00 APR 12.99% CC2 7,750.00 APR 14.99% Car 1 8,800.00 Interest Rate 3.99% Car 2 9,000.00 Interest Rate 12.50% IRS Tax Bill 1,900.00 School Tax Bill 4,200.00
What will you be using funds for? What is the value of your home by Zillo or appraisal? How much do you owe 1st,2nd and any home eq.? Thanks	Debt consolidation, Tried to use Zillow,but can't find a value for my house, only one mortgage and it's 320,000.00. Would have to have a 2011 appraisal done to see if there is any eq.
What are the rates of the debts you plan on consolidating? Please be specific.	Capital One Bank Card 14.99% 8,432.00 250.00/mon Chase Bank Card 12.99% 7,750.00 275.00/mon IRS 2009 Tax Bill 1,900.00 200.00/mon 07,08,09 School Tax Bill 4,200.00 200.00/mon
What is the current market value of the house in March of 2011? Go to Zillow.com	medium market values for houses in my neighborhood are at 254,000.00. I can't seem to get a value for my house on zillow, and to get an accurate value would have to do a 2011 CMA
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan INTEREST RATES that you will be paying off. 4.Are you the sole wage earner? Thanks.	$5,500.00 - $6,500.00 net income Mortgage 1,800.00 Car 1 560,00 3.9% Car 2 460.00 12.99% CC 1 250.00 14.99% CC 2 275.00 12.99% Singe and sole wage earner
It seems that the interest rates for the debts that you plan on consolidating are less than the 16.02% rate that you will be paying on this loan. If that's the case, why would you want to pay more money in interest?	Will sell an asset in 10-12 months, after which i'll pay this loan off.
What is the asset, what price to you expect to get for it, what method did you use to arrive at that price?	72 Chevelle SS $45,000.00-$55,000.00, what average price this car is going for at auction.
It seems that the interest rates for the debts that you plan on consolidating are less than the 16.02% rate that you will be paying on this loan. If that's the case, why would you want to pay more money in interest?	I'll only pay higher interest for 8-10 months,rather than paying those slightly lower interest for 19-24 months. This will be accomplished by selling an asset later this year. Which than i'll pay off these loans.
I guess I am just clueless. Help me understand why the fact you're selling an asset in a few months makes it logical to want to pay higher rather than lower interest. Please help me with this by providing more complete explanation for your thinking. I would really love to help fund your loan!	The goal of the debt consolidation is to take misc. debt of 43K which i pay 1,900.00/mon, and reduce it to two loans which i'll pay around 1,200.00/mon. than by the end of the year sell an asset to pay the two loans off. which at that point i will only be left with my mortgage.
What is the Chase Bank mortgage late payment you listed above?	I was 30 days late on one mortgage payment in the last 8 years.

Member Payment Dependent Notes Series 684976

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684976	$10,000	$10,000	17.14%	1.00%	March 3, 2011	March 10, 2016	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684976. Member loan 684976 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	20th Century Fox	Debt-to-income ratio:	16.04%
Length of employment:	< 1 year	Location:	HAWTHORNE, CA

Home town:
Current & past employers:	20th Century Fox
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/11 > The purpose of this loan is to consolidate my debt. I do make all my payments on time and have never had a deliquent account. I'm just trying to make my life easier and have one bill for all my debts. Currently I am paying up to $850 a month which includes 3 CC and 1 loan. This loan would definitely be ideal since I will just have to make one payment at $523 a month. The loan is set out for 60 months but I do plan on paying it off before my term is up. My interest rates of course are high on my credit cards varying from 20% to 29%. My monthly expenses consist of 650 for rent, 200 for utility bills, 300 for misc cell phone gas etc. My job is very stable. I work for a movie studio in the global security department. If there are any questions you may have, please ask. Thank you all in advance.

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,108.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan details say you would pay $249/mo. not $523/mo.	I originally was asking for $21000 and thats what my payments were gonna be but lowered the amount to 10000 so my payments were adjusted to 249

Member Payment Dependent Notes Series 685052

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685052	$4,000	$4,000	10.74%	1.00%	March 4, 2011	March 10, 2014	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685052. Member loan 685052 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Dentium	Debt-to-income ratio:	13.85%
Length of employment:	1 year	Location:	whitestone, NY

Home town:
Current & past employers:	Dentium
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/11 > I am planning to use the loan to pay off my credit card. I have couple of credit card with very high interest and I am losing too much money. I am a good borrower because I am very punctual and exact with my payments. I am currently working at a biomedical company as an assistant manager. My base salary is $39,000 but I actually make much more because of bonus, incentive and commission. Therefore, on average I rake in approximately $3,000 a month (Can be supported with pay stubs). My job is very stable because it is a global company. Borrower added on 02/24/11 > I make approximately $3,000 after tax.

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,272.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 685376

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685376	$10,000	$10,000	16.02%	1.00%	March 7, 2011	March 11, 2014	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685376. Member loan 685376 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	ExpressJet Airlines	Debt-to-income ratio:	5.09%
Length of employment:	1 year	Location:	Henderson, NV

Home town:
Current & past employers:	ExpressJet Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,834.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 685444

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685444	$14,000	$14,000	10.00%	1.00%	March 4, 2011	March 11, 2016	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685444. Member loan 685444 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,333 / month
Current employer:	Sullivan & Cromwell LLP	Debt-to-income ratio:	10.40%
Length of employment:	4 years	Location:	Bloomfield, NJ

Home town:
Current & past employers:	Sullivan & Cromwell LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/11 > Greetings!!!! This loan is for me & my Wife to consolidate some credit card debt that was accrued while I was serving in the Military. Thank you for your interest!! Borrower added on 03/01/11 > Thank you all for your interest in funding our loan so far! I am a computer specialist in the greater NYC area and we moved here approx 6 years ago after I left Gov’t service in D.C. I have been with my current employer since moving here and our current monthly budget affords us the opportunity to hopefully pay off the loan a little early. Our goal is to be less reliant on credit cards and more involved in investing in things like the Lending Club. Thanks!!

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,477.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Thank you for your question & interest! This loan is to pay off one credit card balance of approx. $14K - it is a Capital One card with an interest rate of around 16% (it recently jumped up due to the balance transfer grace period ending). The minimum monthly payment became approx. $400+. We are trying to eliminate our debt to the high interest credit card companies and think that being a part of Lending Club will not only help us accomplish that, but will help us in investing back in to Lending Club as well. Again, thank you for your question and interest in funding our loan!!!

Member Payment Dependent Notes Series 685450

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685450	$16,000	$16,000	13.43%	1.00%	March 8, 2011	March 11, 2016	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685450. Member loan 685450 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Atlantic Plant Services	Debt-to-income ratio:	6.80%
Length of employment:	< 1 year	Location:	Fairfield, CA

Home town:
Current & past employers:	Atlantic Plant Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/11 > I will be using this loan to purchase a car from a private party. I recently started with a new company, however I worked continuously with my previous employer for over 2 years. I feel I have a very stable job and good profession. My budget for this loan is no greater than 380 a month.

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,132.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	balance of my mortgage is about 126K and I owe nothing else over it. Market value is about 140K.

Member Payment Dependent Notes Series 685464

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685464	$19,000	$19,000	10.37%	1.00%	March 4, 2011	March 11, 2014	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685464. Member loan 685464 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,733 / month
Current employer:	Travis County	Debt-to-income ratio:	9.08%
Length of employment:	10+ years	Location:	austin, TX

Home town:
Current & past employers:	Travis County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/11 > Plan to pay off the majority of my remaining credit card debt. Bank interest is 17-19% and want to get all paid off in three years. I have a good steady job that I have been at for 10+ years. Planning on retiring in 2016 and want to be debt free at time of retirement.

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1979	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,879.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the exact debts that you will be refinancing with this loan? What debts will you have remaining after this loan? Also will you verify your income with LC?	I have credit card balances of $29,252. After the loan my credit card balance will be approx $10,977. I will verify my income with LC if needed. Thanks
Welcome to Lending Club. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, partner, or other incomes included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 3-yrs? Short term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? (4) Usually 300 loans listed; today 507 listed, all won't 100 pct fund. When listing expires, if loan 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, or CC REFI, more advantageous to accept an 80, 90 pct ($16K - $18K) fixed interest, term limited, partial loan and pay off the much higher APR interest debts. After 6-months making on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. A partial loan reduces interest $'s paid on MAJORITY more expensive debts; partial loan is financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. I am a CPA and a Senior Financial Analyst. 2. No-only my income is listed. The household income is approx $156,000/yr. My partner and her mother live in my house. Both contribute to the mortgage. 3. I anticipate paying off loan in 3 years. I would have to see how much is funded before I decide. I probably would accept 80-90% funding.

Member Payment Dependent Notes Series 685510

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685510	$10,000	$10,000	10.37%	1.00%	March 2, 2011	March 11, 2014	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685510. Member loan 685510 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	San Francisco Opera	Debt-to-income ratio:	15.20%
Length of employment:	10+ years	Location:	Lafayette, CA

Home town:
Current & past employers:	San Francisco Opera
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/11 > Had a big tax bill this year

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	43
Revolving Credit Balance:	$52,594.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 685536

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685536	$9,925	$9,925	7.29%	1.00%	March 4, 2011	March 11, 2014	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685536. Member loan 685536 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,633 / month
Current employer:	spins	Debt-to-income ratio:	10.43%
Length of employment:	4 years	Location:	lemont, IL

Home town:
Current & past employers:	spins
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > I appreciate the lending support of the club and look forward to becoming an investor in the future. It has been a very positive experience so far and will fill a need, as like many,I juggling between rebuilding cash reserve and paying down debt due to a multitude of unexpected curve balls life has thown my way. I have located a low mileage pre owned replacement for my current vehicle (same model) which has served me extremely well (268K miles on it and still runs well!). I wanted to be proactive since we are a one car family and I worry about getting stranded if our current vehice decides to die suddenly. Since cars are a depreciating asset buying new despite dealer incentives does not fit in with my current financial goals. Thank you all!

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,311.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 685572

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685572	$8,500	$8,500	13.06%	1.00%	March 2, 2011	March 11, 2016	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685572. Member loan 685572 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Bsrker Blue Digital Imaging	Debt-to-income ratio:	23.40%
Length of employment:	5 years	Location:	San Mateo, CA

Home town:
Current & past employers:	Bsrker Blue Digital Imaging
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,625.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	The balances I intend to consolidate are: us airways $4004 at 22.9% with payment of 120 per mo chase visa $2871 at 20.24% with paymet of 90 per mo paypal visa $786 at 26% with payment of 35 per mo discover $235 at 13% with payment of 40 per mo My current monthly payments on all debt is 560 Your loan would not only reduce my interest payments but would also reduce my monthly payments by $100 I am a courier for a blueprint company.

Member Payment Dependent Notes Series 685685

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685685	$13,000	$13,000	10.74%	1.00%	March 3, 2011	March 11, 2016	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685685. Member loan 685685 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,875 / month
Current employer:	CODE Credit Union	Debt-to-income ratio:	13.82%
Length of employment:	10+ years	Location:	Lebanon, OH

Home town:
Current & past employers:	CODE Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/11 > Loan to consolidate/eliminate credit cards. Local financial Institution rates are much higher for unsecured loans. Would like to lower my rate and pay off debts much sooner.

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	33
Revolving Credit Balance:	$16,536.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, partner, or other incomes included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 5-yrs? Short term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? (4) Usually 300 loans listed; today 507 listed, all won't 100 pct fund. When listing expires, if loan 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, or CC REFI, more advantageous to accept an 80, 90 pct ($10K - $12K) fixed interest, term limited, partial loan and pay off the much higher APR interest debts. After 6-months making on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. A partial loan reduces interest $'s paid on MAJORITY more expensive debts; partial loan is financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	VP of Operations and been there 13 years. Handle all back office operations, technology, new product development and new facilities. No spouse,divorced. No alimony or child support. Household income is 84500.00/annually Anticipate paying off in a couple of 3-4 years if not earlier. Would like loan for full amount, but may consider partial but would need more that 60%.
Can you explain Last Delinquency (33 months ago) ?	Closed bank account due to debit card fraud that occured on my account $1200 out of the country. Missed setting the card up on automatic payments again, but quickly corrected.
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. Please explain delinquency 33 months ago that appears on your credit report. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Discovercard $6900 - 13.99% - Will payoff and close, do not want this card anymore. $139.00 payment Best Buy $1500.00 - 25.5% - Will payoff and close as well. Payment are only $10.00 but pay $50.00 monthly. Elder Beerman $400 - 25.5% - Will payoff and close as well. Payments are only $10.00 but pay $50.00 a month. VISA - $5900.00 - Will use the remaining $4000 to pay down on this balance. Payments are $180.00 month. With the payment of $4000 applied, I will be able to pay balance down much more quickly. Delinquency 33 months ago: Closed bank account due to debit card fraud that occured on my account. Missed setting the card up on automatic payments again, but quickly corrected. I've had to help to support my parents and other family members the last several months since my dad lost his job. I did some of that by credit card, which is what caused the balance to get so high. I no longer have to do that.

Member Payment Dependent Notes Series 685713

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685713	$10,000	$10,000	7.66%	1.00%	March 3, 2011	March 12, 2014	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685713. Member loan 685713 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	n/a	Debt-to-income ratio:	14.59%
Length of employment:	n/a	Location:	New Haven, CT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,451.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 685850

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685850	$10,000	$10,000	5.79%	1.00%	March 4, 2011	March 11, 2014	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685850. Member loan 685850 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	butler memorial	Debt-to-income ratio:	12.23%
Length of employment:	10+ years	Location:	EAST BRADY, PA

Home town:
Current & past employers:	butler memorial
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1978	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,528.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt will you consolidate with this loan? Thank you.	Type your answer here. credit card discover

Member Payment Dependent Notes Series 685859

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685859	$10,000	$10,000	9.63%	1.00%	March 2, 2011	March 11, 2014	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685859. Member loan 685859 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	United Parcel Service	Debt-to-income ratio:	7.46%
Length of employment:	10+ years	Location:	La Verne, CA

Home town:
Current & past employers:	United Parcel Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/11 > We realize the importance of being debt-free. We like the idea of knowing we are paying less interest, and we know who the investors are who are helping us do this. We appreciate Lending Club for offering us this opportunity. My husband works hard, so we don't want to waste any more of his hard-earned dollars on high interest rates"

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	13
Revolving Credit Balance:	$9,533.00	Public Records On File:	0
Revolving Line Utilization:	40.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the debts you are consolidating? How quickly do you anticipate paying off this loan?	Type your answer here. The APR on the loans we are consolidating range from 13.24% up to 25.99%. We are set up to pay this loan off in three years, but may be able to pay off sooner.

Member Payment Dependent Notes Series 686059

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686059	$6,000	$6,000	10.37%	1.00%	March 2, 2011	March 11, 2014	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686059. Member loan 686059 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,254 / month
Current employer:	Salem/ Keizer School District	Debt-to-income ratio:	19.34%
Length of employment:	2 years	Location:	Salem, OR

Home town:
Current & past employers:	Salem/ Keizer School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/11 > Currently trying to reduce my credit card debt/ interest rates as much and quickly as possible. I have a good steady job with our School District in the city I live. I have been there for over 2 years and love what and with whom I work. Don't see myself going anywhere soon. I bring home monthly about $1,650 average. In which 300 for rent, 300 for car payment / insurance, 150 phone/utilities, 100 food, 100 gas and around 250 average payments towards credit debt. leaving about 300 extra going towards misc or more towards lowering my debt. Just looking for extra ways to pay it off as quickly as possible. Thank you.

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	17
Revolving Credit Balance:	$6,257.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please comment on your delinquency 17 months ago. Thank you.	Im am unsure on what account you are asking about. I am viewing my credit history through Freecreditreport.com which goes through Experian and all my accounts show no delinquecy through at least March 09. Are you able to be more specific?

Member Payment Dependent Notes Series 686069

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686069	$6,000	$6,000	5.42%	1.00%	March 4, 2011	March 11, 2014	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686069. Member loan 686069 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Dealtree	Debt-to-income ratio:	11.79%
Length of employment:	2 years	Location:	Watauga, TX

Home town:
Current & past employers:	Dealtree
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/11 > Investing and expanding DJ Connection Dallas, a DJ company that has been in business for over 11yrs strong. We are the number 1 Djs in Tulsa,OKC, and have slowly come into the DFW market. Borrower added on 02/26/11 > I have been a DJ since 16yrs old with a Ft. Worth based company called Jaytee Productions till they closed their doors in 2004.

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	19
Revolving Credit Balance:	$1,490.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Delinquencies. (Please look at your credit history of this listing.) 4. Your position at current company 5. Previous work experience 6. Itemized monthly expense 7. Anyone who you need to financially support, for example, your children. 8. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	The Purpose for the loan is to take over the DFW market as owner/manager, as of right now I am the top DJ DJConnection has in this market. The current trainer down here is leaving come June 2011 and I am the only one that has the potential and work ethic to keep this branch thriving. I am not needing or using any credit cards, those if needed will come from the main branch in Tulsa, OK. I do not have any delinquencies. Position in the company as of today is top DJ out of 18 in DFW, and also co-trainer. I financially support my wife and two kids but, I also have two jobs I work at a company called Dealtree owned by Best buy and work for DJConnection Dallas. I am the sole income provider. The only debt we have is the house that I bought 2 years ago.

Member Payment Dependent Notes Series 686089

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686089	$8,000	$8,000	5.79%	1.00%	March 3, 2011	March 12, 2014	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686089. Member loan 686089 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	SILKROAD TECHNOLOGY	Debt-to-income ratio:	12.09%
Length of employment:	< 1 year	Location:	JACKSONVILLE, FL

Home town:
Current & past employers:	SILKROAD TECHNOLOGY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$267.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 686196

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686196	$11,200	$11,200	7.29%	1.00%	March 2, 2011	March 12, 2014	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686196. Member loan 686196 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Miken Technologies	Debt-to-income ratio:	18.88%
Length of employment:	4 years	Location:	Arnold, MO

Home town:
Current & past employers:	Miken Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > I have been at my present job for 4 years and previous job for 11 years. As of March 2011 I will not longer have any car payments. My goal is to be debt free in less than 4-5 years. This loan will help pay off high-interest credit cards and consolidate everything into a 3-year pay-off.

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,012.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 686219

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686219	$25,000	$25,000	15.65%	1.00%	March 8, 2011	March 12, 2016	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686219. Member loan 686219 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,617 / month
Current employer:	Southcoast Health System	Debt-to-income ratio:	11.91%
Length of employment:	3 years	Location:	ROCHESTER, MA

Home town:
Current & past employers:	Southcoast Health System
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,049.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Hi, mortgage balance is 399,498. No line of credit, but there is a second mortgage with a balance of 46,897. Appraisal was done just a couple of months ago, it came in at 485,000. It had moved from 540,000 when the mortgages were originally financed 5 years ago (2nd was done primarily to get out of a PMI at the time). Thank you for your interest.
Welcome to Lending Club. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, partner, or other incomes included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 5-yrs? Short term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? (4) Usually 300 loans listed; today 507 listed, all won't 100 pct fund. When listing expires, if loan 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, or CC REFI, more advantageous to accept an 80, 90 pct ($20K - $23K) fixed interest, term limited, partial loan and pay off the much higher APR interest debts. After 6-months making on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. A partial loan reduces interest $'s paid on MAJORITY more expensive debts; partial loan is financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here. 1) Healthcare IT Manager (15 yrs) 2) Application stated my annual gross income only. My household (spouse) total gross is 140K. 3) I realistically expect to have this loan paid off in 4 to 4.25 yrs 4) Yes I will consider a partial > 60%
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	Type your answer here. Hello, income and w2 were both verified today. 2 cards will be consolidated; 18,500 and 5,000, both at 12% (no other cards w/balances). My cash flow will increase since I consistently pay out far more than the monthly minimums now (combined minimum is only 430). Thank you for your interest.
please provide fiscally responsible reason for wanting to pay nearly 16% interest instead of 12%.	Type your answer here. I want to move the balance to installment, eradicate the balance, and get it out of revolving debt altogether. The goal is to get away from credit cards. Understanding there is a cost to do it.
Since this is a debt consolidation loan, please list each line of credit you have, the interest rate, the amount owed, and the amount you pay each month. Also indicate which lines of credit will and will not be paid off by this loan.	Type your answer here. repeat question.

Member Payment Dependent Notes Series 686223

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686223	$6,000	$6,000	5.79%	1.00%	March 2, 2011	March 12, 2014	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686223. Member loan 686223 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,833 / month
Current employer:	Lulugistics, LLC.	Debt-to-income ratio:	21.66%
Length of employment:	7 years	Location:	Belle Chasse, LA

Home town:
Current & past employers:	Lulugistics, LLC.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,943.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt will you consolidate with this loan? Thank you.	Credit card debt.

Member Payment Dependent Notes Series 686232

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686232	$9,600	$9,600	16.02%	1.00%	March 3, 2011	March 12, 2016	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686232. Member loan 686232 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Freeman D'Aiuto	Debt-to-income ratio:	14.61%
Length of employment:	10+ years	Location:	Lathrop, CA

Home town:
Current & past employers:	Freeman D'Aiuto
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/11 > I am on a mission. I've made mistakes over the last couple years and have not been diligent about my credit card use. Currently, I have been paying the minimum payments plus 10%-20% on each of my cards and those payments have been about $1,000+ per month. While I can continue doing what I've been doing and have been successful and reducing my credit card debt, I would like to put away more than I have for upcoming college costs. Your contribution towards helping me reach this goal would be greatly appreciated. I'm currently on a mission - I'm going to blast away this debt once and for all. Thanks for your help!

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	50
Revolving Credit Balance:	$10,374.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We only have a first mortgage - balance is $206,467; my spouse and I have separate finances so my portion of monthly payment is $900; I use zillow all the time and it indicates our home is now worth $198,998 - we purchased it at $210,000 two years ago - it was a foreclosure. Last month zillow said it was worth $225,000 - No HELOC or seconds of any kind. Thank you

Member Payment Dependent Notes Series 686248

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686248	$12,000	$12,000	16.77%	1.00%	March 8, 2011	March 12, 2014	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686248. Member loan 686248 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	EPC Consultants, Inc	Debt-to-income ratio:	13.49%
Length of employment:	9 years	Location:	Winlock, WA

Home town:
Current & past employers:	EPC Consultants, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/11 > this will be used to pay off credit card debt I accumulated after a house fire

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	27
Revolving Credit Balance:	$63,071.00	Public Records On File:	0
Revolving Line Utilization:	93.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 686253

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686253	$5,625	$5,625	13.43%	1.00%	March 2, 2011	March 13, 2016	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686253. Member loan 686253 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,900 / month
Current employer:	Boathouse Waterfront Dining	Debt-to-income ratio:	5.89%
Length of employment:	1 year	Location:	South Dartmouth, MA

Home town:
Current & past employers:	Boathouse Waterfront Dining
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > I'm looking to finance a motorcycle. I work full time and am a college student who lives at home and will be graduating in may from University of Massachusetts Dartmouth with a degree in Marketing. My school was paid for, I don't pay rent or have a morgage. I have few expenses and will have no problem making the payments on this loan. Thank you

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,805.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I live with my family, I do not pay rent or have a mortgage. I have very few expenses and I work full time.

Member Payment Dependent Notes Series 686310

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686310	$3,000	$3,000	15.28%	1.00%	March 2, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686310. Member loan 686310 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	antana lining	Debt-to-income ratio:	11.72%
Length of employment:	2 years	Location:	rouses point, NY

Home town:
Current & past employers:	antana lining
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > looking for a motorcycle Borrower added on 02/28/11 > motorcycle

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,346.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 686414

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686414	$8,000	$8,000	7.29%	1.00%	March 8, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686414. Member loan 686414 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Silver Pick Lodge	Debt-to-income ratio:	18.03%
Length of employment:	5 years	Location:	DURANGO, CO

Home town:
Current & past employers:	Silver Pick Lodge
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > Thank You for helping me save money by paying off credit debt at a much lower interest rate!

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,389.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: * Itemize your monthly expenses. * Explain your role at your job. * List the principal and the interest rate of each loan to be consolidated. Thank you in advance.	My monthly expenses include: $350.00 rent and utilities $360.00 car payment and car insurance and gas $240.00 food $50.00 entertainment I work full time as the head of housekeeping at a popular ski lodge. The principal and interest rates on my three cards are as follow Wells Fargo $1148.00 at 18.89% Discover Card $2595.00 at 14.0% US Bank Card $3406.00 at 15.24%

Member Payment Dependent Notes Series 686431

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686431	$5,000	$5,000	16.02%	1.00%	March 3, 2011	March 12, 2016	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686431. Member loan 686431 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Gene Bruno	Debt-to-income ratio:	19.93%
Length of employment:	< 1 year	Location:	Canyon Country, CA

Home town:
Current & past employers:	Gene Bruno
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,231.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: 1. Itemize your monthly expenses. 2. Explain your role at Gene Bruno. 3. List the principal and the interest rate of each loan to be consolidated by this loan. Thank you in advance for your reply.	Monthly expenses: $100 (visa); $60 (school loan); and $105 (toward my car - mom picks up balance) Gene Bruno: Clerical, i.e., typing, filing, setting up for new cases, phones, anything I'm asked to do.
Do you pay rent? If so, how much?	No I do not pay rent.

Member Payment Dependent Notes Series 686476

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686476	$5,000	$5,000	6.92%	1.00%	March 3, 2011	March 12, 2014	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686476. Member loan 686476 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Central Casting	Debt-to-income ratio:	21.08%
Length of employment:	4 years	Location:	LONG BEACH, CA

Home town:
Current & past employers:	Central Casting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,173.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specifically will this loan be used for? Thank you.	Hi Egal Thank you for contacting me. I just went through a break up after being in a relationship for many years. I need money for first months rent, security deposit, new household items, etc. I work full time so the monthly loan payment won't be a problem and it's much cheaper that credit card APRs. Thank you for your interest. Best wishes.

Member Payment Dependent Notes Series 686750

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686750	$3,000	$3,000	13.06%	1.00%	March 2, 2011	March 13, 2016	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686750. Member loan 686750 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Lowe's	Debt-to-income ratio:	11.57%
Length of employment:	5 years	Location:	Bryan, TX

Home town:
Current & past employers:	Lowe's
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/11 > I have promised my Dad that I will help him buy a car. I want to surprise him with a car to have a means to get around and to take my mother where she needs to go. Borrower added on 02/27/11 > Thank you to those who have currently invested. Its nice to know my dream of helping my dad could possibly be a reality.

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	62
Revolving Credit Balance:	$6,058.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : Could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	I have several cards which I use to build my credit. None of them are near the maximum credit line and more than the minimum is paid each month. My total payments for my card months is around $200.00. I just sold my first home to relocate to take a job promotion and am currently renting. The rent is $895. Net income is $3000 per month and rent is my highest expense. Next would be my car payment at $400. I hope I have answered all your questions. Let me know if you need more information. Thanks again for your help!! Tanya

Member Payment Dependent Notes Series 686751

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686751	$3,600	$3,600	16.02%	1.00%	March 3, 2011	March 13, 2014	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686751. Member loan 686751 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Jayar Construction inc	Debt-to-income ratio:	13.25%
Length of employment:	8 years	Location:	Waipahu, HI

Home town:
Current & past employers:	Jayar Construction inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,725.00	Public Records On File:	0
Revolving Line Utilization:	90.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
purchase what?	motorcycle

Member Payment Dependent Notes Series 686793

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686793	$5,625	$5,625	12.68%	1.00%	March 4, 2011	March 13, 2014	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686793. Member loan 686793 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Fleetcor	Debt-to-income ratio:	4.27%
Length of employment:	< 1 year	Location:	Matthews, NC

Home town:
Current & past employers:	Fleetcor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	9
Revolving Credit Balance:	$5,514.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : Could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	balance is 5,000. I built it up finishing up my degree. I was trying to get though school and things got a little crazy. I have a full time job now and want to get this down. I rent and pay 600 for everything. I am currently making 44,000. My biggest expense is rent. My car is completely paid off and other then that I have car insurance payment which is 60 dollars.
Gross income per Lending Club is $25,000. Are you making $44,000 or $25,000?	25,000 base...with my commision it's 44,000 at min. Sorry for the misunderstanding

Member Payment Dependent Notes Series 686797

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686797	$5,400	$5,400	10.74%	1.00%	March 4, 2011	March 13, 2016	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686797. Member loan 686797 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Quaker Valley School District	Debt-to-income ratio:	19.75%
Length of employment:	10+ years	Location:	Bridgeville, PA

Home town:
Current & past employers:	Quaker Valley School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/11 > I have been in my lovely townhouse for a year. I love living here, but there are a few things I'd like to do to spruce it up a bit. Part of the driveway needs to be repaved, the garage door and area around the front door need to be freshened up, and I'd love to get the deck stained for outdoor entertaining. Additionally, the tiny and outdated refrigerator that came with the house needs to be replaced, and the banister on my front porch is sagging! I believe these updates would add to the value of my home! Borrower added on 02/27/11 > I have a very stable job with a good salary that increases every year. I have been a teacher in the same school district since 1996.

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,074.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 686849

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686849	$7,000	$7,000	7.66%	1.00%	March 3, 2011	March 13, 2014	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686849. Member loan 686849 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	n/a	Debt-to-income ratio:	0.32%
Length of employment:	10+ years	Location:	Simi Valley, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	63
Revolving Credit Balance:	$460.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Post current form of income,thanks	Licensed California Home Improvement Contractor. C-54 Tile And Natural Stone. Established 1982
What is the detailed reason for this loan?	I want to purchase furniture and entertainment system for myself. Chance at some real bargains, too good to pass up!
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Not a credit card loan or consollidation loan. Zero balances, and cards used paid in full every month. apr's on gass cards 24 percent other cards B of A and Chase bank near 19 percent. Rent $700.00 Gross income $5,500.00 Net income approx.$3,800.00 Child support $600.00 2 more years - ending 2013 No auto loan or lease.

Member Payment Dependent Notes Series 686899

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686899	$13,250	$13,250	18.99%	1.00%	March 8, 2011	March 13, 2016	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686899. Member loan 686899 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Viewpoint School	Debt-to-income ratio:	19.95%
Length of employment:	3 years	Location:	studio city, CA

Home town:
Current & past employers:	Viewpoint School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/11 > Thank you for considering my loan request. I was a Lending Club borrower a couple of years ago and had a great experience -- the loan was repaid in full and on time. I would like a second loan to help me consolidate some remaining debt, and pay them down quickly. Let me know if you have any questions. And thanks again for your interest.

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	57	Months Since Last Delinquency:	6
Revolving Credit Balance:	$7,145.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: Your TRANSUNION Credit Report shows FOUR payment delinquencies within last 6-months? Reason for delinqencies? TWO: What is your position (BRIEF job description) with employer? THREE: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Borrower submitting application is only income initially established loan's eligibility. Lending Club does NOT allow cosigners for funded promissory notes actually issued. FOUR: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Let me take these in the same order: ONE - most of my bills are paid automatically through my bank's bill pay service. Several I still handle manually for a variety of reasons. During the time in question, I was the passenger in a pretty bad car accident - hospital, rehab, etc. In those first few weeks a lot of things slipped through the cracks, including some monthly payments. All was set right eventually. TWO - Director of Major Gifts at Viewpoint School, an independed K-12 college prep school. I fundraise for our Capital Campaign - raising money for the building program. THREE - The income I report is all mine, and I am the only one borrowing or paying on this loan. FOUR - I will repay this loan over 5 years, as selected. The 3 year loan term was offered, but the 5 year term is compatible with a broader set of financial goals I have. I hope this answers your questions, and I would certainly welcome your support for my loan.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thanks for your interest in my loan. I owe $753,000 on my house (1st and 2nd TD) which is worth somewhere in the $800,000-$825,000 based on some recent comps.
I am excited to help fund your loan. I will do so once you complete the process of verifying your income with Lending Club (support@lendingclub.com). Thanks!	Thank you for your interest in my loan. I've sent my documentation to Lending Club so the verification should be posted in the next couple of days.

Member Payment Dependent Notes Series 686910

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686910	$7,500	$7,500	16.40%	1.00%	March 3, 2011	March 13, 2016	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686910. Member loan 686910 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Callaway Golf	Debt-to-income ratio:	14.23%
Length of employment:	3 years	Location:	Whitman, MA

Home town:
Current & past employers:	Callaway Golf
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,970.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is the purpose of this loan for debt consolidation or moving/relocation?	Debt conslidation so I can move and relocate come October after the golf season ends up here.
Hello, I am interested in financing your loan but have a few questions I need you to answer before I do so. Thank you in advance for your time. 1) What will this loan be used for? If debt consolidation, could you please list the debts, corresponding APRs and monthly payments 2) Do you plan to pay this loan off early? If so, what is your intended time frame? 3) Please explain the discrepancy between your loan amount and the amount of revolving credit listen on your application. 4) What is your position with your employer?	1) This loan will be used to payoff 2 credit cards that were used on my way to acheiving PGA Membership and all of the expenses that were occured. I graduated with an accounting degree in 2010 but have decided to stay in the golf industry as I passed all tests and was accepted to the PGA of America in november. They both have interest rates around 20% both are maxed out at 3000 and only been able to pay minimums during winter. Now, working in the golf industry especially in New England there isnt much money to be made in the winter, but I've been offered a Head Golf Professional Job down south come october and would like to turn off all credit cards if possible. 2) Yes, the plan is to pay this off as early as possible as my yearly income is going to increase this year with both of my currents jobs and when I head south to take over my new position my yearly income will nearly double. Exact plan is yet to be determined till after the move in october. 3) Discrepency? 4) I have tso current employers in which i avg 75 hours a week. I work for a major golf company as tech. rep. which means they set up appointments with private golf courses all around the area and I travel to them to custom fitt there members for equipment. My second job is at a golf course in which I am Director of Membership & Outings. Not sure what you mean when you said "discrepancy between your loan amount and the amount of revolving credit listen on your application" explain and ill answer

Member Payment Dependent Notes Series 686911

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686911	$14,000	$14,000	7.66%	1.00%	March 7, 2011	March 13, 2014	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686911. Member loan 686911 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,521 / month
Current employer:	US Office of Personnel Management	Debt-to-income ratio:	5.86%
Length of employment:	10+ years	Location:	Arlington, VA

Home town:
Current & past employers:	US Office of Personnel Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/11 > Hello, lending club investors. I hope to be completely debt free in three years, at the end of the term for this loan. Maybe one day I too can be an investor here. Most of the debt is for medical bills, but fortunately I am now in very good health and have a good, steady income in a career I have done well in over the last 20 years, I have managed to build up good credit, and I feel very lucky to qualify for this opportunity. Thanks for considering investing in this loan! Joe

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	23
Revolving Credit Balance:	$5,640.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : Could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	I only owe $5000 on a credit card, and the APR is 9.9 percent. The rest is on a consolidation loan with Pentagon Federal Credit Union with the same APR. I struggled with some health problems for a few years, and I also went through a pretty nasty divorce. It's really not all that hard to owe $14,000. Actually, I have $275,000 in a 401K, and I could borrow from that but I would rather not. My gross income is $10,591 per month, $1,295 for rent, and $2,000 for child support. No car payment and no intention of having one until this loan is paid off. If you invest in this, you're going to make your money because there's no way I'm going to screw up my credit by being late or defaulting. This is all about getting out of debt and maintaining my already good credit rating. Thanks. Joe
Can you explain the deliquency from 23 months ago please?	I believe there was one time when after I moved there was some bill for $30 or $40 that I didn't receive because my address hadn't been updated with the creditor and then I didn't find out about it until much later. There's never been a case of me not paying my bills unless there was some mix-up.

Member Payment Dependent Notes Series 687022

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687022	$12,000	$12,000	15.28%	1.00%	March 7, 2011	March 13, 2016	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687022. Member loan 687022 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Ally Bank	Debt-to-income ratio:	19.20%
Length of employment:	10+ years	Location:	St Croix Falls, WI

Home town:
Current & past employers:	Ally Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,044.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 687039

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687039	$8,400	$8,400	12.68%	1.00%	March 4, 2011	March 13, 2016	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687039. Member loan 687039 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,458 / month
Current employer:	M-NCPPC	Debt-to-income ratio:	25.32%
Length of employment:	10+ years	Location:	Silver Spring, MD

Home town:
Current & past employers:	M-NCPPC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/11 > The reason for the title of this loan is that as I have gotten older, those little surprises keep turning up from time to time. In the past year I have been dealt with about $2000 in medical and dental expenses that were not fully covered by my health insurance (varicose vein & spider vein removal, crown & root canals). Also, I had to get a new transmission for my vehicle and now face more repairs. My father is 89 and lives in Florida so I try to visit him when I can. These expenses have gone on credit cards which I am paying down. My job is secure even in this day of uncertainy. My company has frozen all raises and COL for the past year and most likely the year to come. I do not own a house but I live for free with my older brother who is still employed and is due to retire in several years.

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,433.00	Public Records On File:	0
Revolving Line Utilization:	88.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is actual name of current employer M-NCPPC? (Loan description's phrase.."Pay increases are "frozen".. indicates probably U S Gov't Civil Service?) TWO: IF U S Civil Service, current GS/WG Pay Grade? A-N-D BRIEF job description? THREE: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Borrower submitting application is only income initially established loan's eligibility. Lending Club does NOT allow cosigners for funded promissory notes actually issued. FOUR: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your questions. Sorry it has taken me all day to respond but as luck would have it, we had power outages at work today and once it came on for good, I had a "Special Project"(see below) handed to me for immediate action. 1. Maryland-National Capital Park and Planning Commission 2. We are a bicounty agency that follows Prince George's County govt but we are not actually state or federal government. My job consists mainly of Web and Computer Graphics work plus I am also responsible for "Special Projects" which usually involve collecting data and making spreadsheets for our department. I am also the sole person responsible for entering the content for the Web site for the Prince George's County Boys and Girls club (pgcbgc.org) - that alone should be enough for a full time position. 3. No the income is mine alone.Gross Yearly income is probably about $130.00 (don't know my brothers exact salary). 4. Hopefully less than 5 years but it will depend on what life deals me. I am healthy and like to think positively. My vehicle will be paid off next year. Thank you. Cindy

Member Payment Dependent Notes Series 687065

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687065	$5,000	$5,000	10.00%	1.00%	March 2, 2011	March 13, 2014	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687065. Member loan 687065 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Department of Defense U.S. Navy	Debt-to-income ratio:	9.43%
Length of employment:	4 years	Location:	Norwich, CT

Home town:
Current & past employers:	Department of Defense U.S. Navy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/11 > Im consolidating two Capital One cards at 24% and 26%. Being referred from Mint.com this looked like a good idea to save some money on interest payments.

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	67
Revolving Credit Balance:	$7,023.00	Public Records On File:	1
Revolving Line Utilization:	85.60%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 687114

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687114	$10,800	$10,800	10.74%	1.00%	March 2, 2011	March 13, 2014	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687114. Member loan 687114 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,250 / month
Current employer:	Ru San's	Debt-to-income ratio:	6.80%
Length of employment:	3 years	Location:	CHARLOTTE, NC

Home town:
Current & past employers:	Ru San's
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	24	Months Since Last Delinquency:	4
Revolving Credit Balance:	$8,880.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 687134

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687134	$11,000	$11,000	10.37%	1.00%	March 4, 2011	March 13, 2016	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687134. Member loan 687134 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,625 / month
Current employer:	Social Security Plus, LLC	Debt-to-income ratio:	2.70%
Length of employment:	2 years	Location:	Tuxedo Park, NY

Home town:
Current & past employers:	Social Security Plus, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/11 > The purpose of this loan is to finance our upcoming (July 16th 2011) summer wedding! We are keeping it very simple and low-key, however since we both come from large families, expenses still add up. We currently live in the Tuxedo, New York area with our two dogs and are very much looking forward to this next phase in our life as husband and wife. Financial Situation: I believe that I am a good candidate for this loan because I am a responsible borrower with an excellent FICO score (which is very important to me) and I have never missed a payment. I pay all of my bills on time and I keep a close eye on my finances utilizing a monthly budget and expense-tracking tool (Mint.com). As part of a core team at my place of employment, I have an excellent and stable job. The financials included only reflect my income since I am the one applying, however Mark will be contributing toward the repayment of the loan as well. Thank you for your consideration and please let me know if you have any questions. Housing: $1,175 Phone, cable, internet: $97 Food, entertainment: $310 Clothing, household expenses: $125 Credit cards and other loans: $249 Insurance: $11 Car expenses: $205-Gas, Ins., Tolls, Etc. Utilities: $75-Electricity

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position (BRIEF job description) with employer? a-n-d Is current employer Government? or Private? TWO: Is future spouse's income included in reported Gross Income Per Month? If it is not included, what is future household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Borrower submitting application is only income initially to establishe loan's eligibility. Lending Club does NOT allow cosigners for funded promissory notes actually issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello and thank you for your interest in helping us achieve our funding goal. To answer your questions: 1) I am an Executive Assistant and Office Manager with a private financial services company. In addition to assisting the CEO of the Company with a variety of tasks, I also help manage the office and make sure that everything continues to run smoothly. 2) My fianc?????s income was not included in this application because as you mentioned, LendingClub does not seem to allow co-signers. With his income included, our gross monthly income (before taxes/401K) is $7,416/Month. 3) At this point, we are anticipating repayment over the full-term however, we are actively saving to buy a house at the moment and once we achieve our down payment goal, we may apply additional savings towards paying down the principal on this loan a little more quickly. Thanks again and please let me know if you have other questions.
What type of work does your future fianc?e do? What is the highest level of education for both of you?	Hello and thank you for your question and interest in my loan request. To answer your question, I have a B.A. degree in Economics from Tufts University (magna cum laude) and was Valedictorian of my high school class. As to my fiancee, he works in the finance industry as an equity analyst and has a B.A. in finance as well as several professional licenses/certifications. Please feel free to let me know if you have any additional questions.

Member Payment Dependent Notes Series 687163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687163	$2,500	$2,500	7.66%	1.00%	March 3, 2011	March 13, 2014	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687163. Member loan 687163 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,083 / month
Current employer:	CA Department of Justice	Debt-to-income ratio:	1.02%
Length of employment:	2 years	Location:	Berkeley, CA

Home town:
Current & past employers:	CA Department of Justice
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	34
Revolving Credit Balance:	$3,128.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : Could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Hi, I'd be happy to answer your questions. 1. The balance on my card is $2,518. I accrued the debt while I was unemployed for 4 months after graduating from college. The APR is 29.99%; I was a day late on a payment 2 years ago, and haven't been able to negotiate a lower rate even though I've consistently paid on time since then. 2. Rent is $1,644/month. 3. Monthly net household income: $7,660. Major expenses: child support 1,600/month, public transportation ~260/month, utilities (gas, electric, water, internet) ~150/month, food ~400/month, car insurance 200/month, student loans 150/month. My husband and I both have steady full-time employment (software engineer & government legal support). We're saving for retirement and the kids' college funds, and refinancing the credit card debt at a lower interest rate would be a great help. Thanks!

Member Payment Dependent Notes Series 687214

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687214	$14,000	$14,000	10.37%	1.00%	March 7, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687214. Member loan 687214 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Reit Management & Research, LLC	Debt-to-income ratio:	8.69%
Length of employment:	5 years	Location:	Allston, MA

Home town:
Current & past employers:	Reit Management & Research, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > This loan to to consolidate all my debt into one easy fixed payment. I have a credit history of over 10 years with excellent credit. Borrower added on 03/01/11 > This loan is to consolidate loans more than it is to refinance credit card debt (I don't carry much CC debt). Here is a list of my debt with balances and monthly payments CC#1 (Personal) - $0 balance (credit limit of $7,000) CC#2 (Personal) - $400 balance (credit limit of $4,000) paid in full this month Personal Loan APR 12.99% - $3,000 - $100 monthly payment Business Credit Card APR 17.99% - $4,500 balance - $320 monthly Business Loan APR 15.99% - $6,000 Loan - $250 monthly payment Car loan APR 4.5% - 250 monthly payment Thanks!

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$961.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
are you discontinuing the use of credit cards? do you have other debt? do you have an emergency fund or savings accounts?	Hi john1gbc, I am consolidating and discontinuing my credit card debt (the debt is not consumer spending related but for wedding). The only other debt i have is a car payment. I am ahead in my car payments (I pay more the minimum each month). I have two savings accounts. One is an emergency fund and the other is for a down payment for a house. I currently have 5 months saved so far in my emergency fund. I hope this helps! Thanks!
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Hi CrossStitch02, This loan is to consolidate loans more than it is to refinance credit card debt (I don't carry much CC debt). Here is a list of my debt with balances and monthly payments CC#1 (Personal) - $0 balance (credit limit of $7,000) CC#2 (Personal) - $400 balance (credit limit of $4,000) paid in full this month Personal Loan APR 12.99% - $3,000 - $100 monthly payment Business Credit Card APR 17.99% - $4,500 balance - $320 monthly Business Loan APR 15.99% - $6,000 Loan - $250 monthly payment Car loan APR 4.5% - 250 monthly payment Thanks!

Member Payment Dependent Notes Series 687218

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687218	$10,250	$10,250	7.29%	1.00%	March 4, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687218. Member loan 687218 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Blue Star Energy	Debt-to-income ratio:	5.43%
Length of employment:	1 year	Location:	CHICAGO, IL

Home town:
Current & past employers:	Blue Star Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > To pay off credit card debt incurred while traveling abroad in South America before moving to Chicago and gaining full time employment as a CPA. Stable job - plan on paying the loan off in less than three years.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,112.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 687222

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687222	$1,200	$1,200	7.66%	1.00%	March 4, 2011	March 13, 2014	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687222. Member loan 687222 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	eBay	Debt-to-income ratio:	3.66%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	eBay
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/11 > Financing a car improvement project, just got employed in Silicon Valley after earning Undergrad degree; always on time with payments.

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,572.00	Public Records On File:	0
Revolving Line Utilization:	65.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	For lenders - currently renting at 1k per month on 60k annual salary, net income is 1.6k biweekly. Major expenses - car insurance, cell phone, gas, cable

Member Payment Dependent Notes Series 687230

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687230	$5,000	$5,000	6.92%	1.00%	March 7, 2011	March 13, 2014	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687230. Member loan 687230 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	Delta air lines	Debt-to-income ratio:	3.57%
Length of employment:	4 years	Location:	new york, NY

Home town:
Current & past employers:	Delta air lines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,489.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you what this loan will be used for?	The loan will be used to pay off credit card debt and medical expenses.
Hi. What specific debt will you consolidate with this loan? Thank you.	I want to consolidate my Credit card debt.

Member Payment Dependent Notes Series 687289

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687289	$7,000	$7,000	6.92%	1.00%	March 2, 2011	March 13, 2014	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687289. Member loan 687289 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,500 / month
Current employer:	Garratt Callahan	Debt-to-income ratio:	12.42%
Length of employment:	5 years	Location:	Citrus Heights, CA

Home town:
Current & past employers:	Garratt Callahan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > Loan is to be used toward the purchase of a long time dreamed motorcycle, I am getting a great deal so I can not let it pass. I have been working in th same Industry ( Water Treatment Engineering) for the past 18 years and now 3.5 with my current employer. I have increased my income by 39% in the past3 years and it continuous to grow. I am very stable with a wife and 2 kids now living in the same house for over 8 years. I intend to pay back this loan in less then 3 years.

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,142.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : Could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Dear Joe Chase Visa: balance is $ 820.00; 18.24% Capital One: $2,700.00 ; 18.9% I built up the balance on Capital with the offer to transfer the balance from Chase Visa. I do own my house for the last 8.6 years; current value $240.00; I own 169K; payment is 1322.00/mth at 5.0% There is no line of credit. Net income is about $5,600/mth; my wife also works and contributes to the home expenses;net income: $1800/mth Total expenses: Home: $1322 2 cars: $ 968.00 Insurance ( car/life): $ 290 home utilities, etc: 400.00 Regards Cesar

Member Payment Dependent Notes Series 687361

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687361	$8,000	$8,000	10.37%	1.00%	March 4, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687361. Member loan 687361 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Baltimore County Public Schools	Debt-to-income ratio:	9.39%
Length of employment:	5 years	Location:	Parkville, MD

Home town:
Current & past employers:	Baltimore County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > I will be using this money to consolidate credit card debt. I am going through a seperation/divorce, so I am trying to get my debt under control. Borrower added on 03/03/11 > I am consolidating 4 credit cards. The rates for those cards are anywhere from 18% to 22%. My overall montly payment will be lower if I have this loan. Making it much more manageable to get out of debt so that I can better provide for my daughter.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	17
Revolving Credit Balance:	$6,314.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established borrower's initial eligibility. Lending Club does NOT allow cosigners for promissory notes that are funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I am a classroom teacher. My spouse and I are seperated so I have reported all all income. Reported is the gross yearly income. I would like a 5 year terms.
what debt are you consolidating and what is the rate for that debt? Thanks Joe	I am consolidating credit cards that have rates from 18% to 22%. These are credit cards that are in my name, however, my soon to be ex used them frequently when I did not realize it. Rather than having 4 payments and only being able to pay the minimum, I thought a loan would be less money on a monthly basis for me to pay, and I'll be able to eliminate the debt more easily.

Member Payment Dependent Notes Series 687363

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687363	$5,400	$5,400	10.00%	1.00%	March 2, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687363. Member loan 687363 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Studio Say So Inc	Debt-to-income ratio:	4.68%
Length of employment:	3 years	Location:	Orlando, FL

Home town:
Current & past employers:	Studio Say So Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > I am looking to pay off my credit card debt and am looking for a lower interest loan to that will completely clear my personal credit debt and has an aggressive 3 year schedule to pay off.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	56
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi how are you? I am interested in funding your loan. You state that you would like to use this to pay off your personal credit debt, but your revolving credit balance is $0? Where is this debt that you are planning to pay off? Also do you plan on repaying this loan in less than 3 years, or to remain on schedule? Thanks!	No, that is incorrect. I have a credit card balance of $5144 on a Chase credit card. With the Lending Club up front fees that is a total loan of 5400. I'm not sure where that information comes from. I plan to pay off on schedule, though if I am able to bring in more income I will probably pay more than the minimum and speed up the repayment. Thanks Danny
what is your present credit card debt and what is the interest rate? do you plan to discontinue using credit cards? do you have any other debts? what is your monthly budget? ie rent,utilities, auto, food, savings, etc	This is the entirety of my present credit card debt. my wife and i just paid off her very high rate credit card and are on to tackling this one. it is currently a total of $5144 at 17.99 apr. we are planning to discontinue use of the credit card and we live on a monthly budget of about 2600 per month including all expenses. Thanks.

Member Payment Dependent Notes Series 687405

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687405	$4,000	$4,000	10.37%	1.00%	March 2, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687405. Member loan 687405 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	MD Anderson Cancer Center	Debt-to-income ratio:	14.70%
Length of employment:	5 years	Location:	Liberty, TX

Home town:
Current & past employers:	MD Anderson Cancer Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,655.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 687408

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687408	$7,200	$7,200	7.29%	1.00%	March 4, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687408. Member loan 687408 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	n/a	Debt-to-income ratio:	12.38%
Length of employment:	1 year	Location:	Baltimore, MD

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > The loan will be used to consolidate credit cards at a lower rate, and terms to payoff in 3 years, rather than open ended.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,982.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe your employment situation. Thank you.	I am a self employed IT consultant in the Baltimore / DC metro area.

Member Payment Dependent Notes Series 687479

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687479	$5,000	$5,000	10.37%	1.00%	March 4, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687479. Member loan 687479 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Cooper Industries	Debt-to-income ratio:	7.62%
Length of employment:	10+ years	Location:	sharpsburg, GA

Home town:
Current & past employers:	Cooper Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > TO RECONSOLIDATE BILLS Borrower added on 03/02/11 > THIS WILL BE TO CONSOLIDATE BILLS NEED WITHIN WEEK

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1976	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,329.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	My credit score is over 750. I will not have an issue making the payment. I am using the funds to partially payoff a credit card where -0% will be expiring. The rest will be paid out of my own funds. I did some remodeling on my home and built up balance. Value of home right now is around $220,000 and I owe $150,000. APR is 4.75

Member Payment Dependent Notes Series 687534

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687534	$12,700	$12,700	10.74%	1.00%	March 7, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687534. Member loan 687534 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	n/a	Debt-to-income ratio:	1.87%
Length of employment:	2 years	Location:	New Smyrna Beach, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,054.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will you be using funds for? What is the value of your house by Zillo or appraisal. How much is your 1st,2nd or any home eqs.? Thanks	The funds will be used for cash flow purposes. The returns from the businesses are eratic, and are based on two factors: batching of orders through a merchant account after signed contracts are returned for approval, and the investors that we serve who can have one of their rehab properties take as much as three to four months to complete and resell. Income comes from preset percentage fees and a share of the proceeds for the property portion, which is generated by two LLC's, and as a flat percentage for accounting and merchant account services provided for a sales organization with a low charge back and refund history. There are currently over 8 properties under contract, an end buyers portfolio of over 100 families with financing coming into place, and a methodical system that has been evolving over two years and includes contractors, lenders, and NGO's/Agencies.
What will you use funds for? What is your home value by Zillo or appraisal? What is owed on 1st,2nd and any home eq. loans? Thanks	Property Value response is that A) as a Licensed Real Estate Broker and Licensed Property Manager since 2002, Zillow is the least favorite valuation tool. Properties owned total 5. Rental income from one, and the other four are farmland, timberland with incomes in excess of taxes. Primary home value exceeds $500K and the other 4 total over $300K. One has a $26K loan against it (25 acre timber farm), and the others are free and clear. There is no other debt. This loan would be the first in many years. Start ups were self-funded out-of pocket. Trying to build credit for the companies to fuel ultimate expansion. Income for 2011 expected to exceed $1.5 Million with net of about 15%.

Member Payment Dependent Notes Series 687550

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687550	$12,000	$12,000	11.11%	1.00%	March 2, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687550. Member loan 687550 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,104 / month
Current employer:	Alcoa Fastening Systems	Debt-to-income ratio:	11.68%
Length of employment:	5 years	Location:	Bruceville, TX

Home town:
Current & past employers:	Alcoa Fastening Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	52
Revolving Credit Balance:	$11,805.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
First of all, congratulation on your upcoming wedding! Potential lenders have limited loan information (not the full application). Requests like this are made to better assess risk of default. I am interested in funding your loan depending on your reply. Please answer all the following not already answered: 1 %u2013 Please explain why you are using Lending Club as opposed to your bank or current credit cards. 2 - Please outline all your monthly commitments: mortgage/rent, utilities, car notes, other loans, other regular expenses, business expenses, medical expenses etc. 3 %u2013 What is the nature of your employment - roles and responsibilities? 4 - Is the income listed yours alone? If not please explain. 5 %u2013 What is your contingency plan for repayment if you lose your job?	1-Lending Club was recommended to me as a lending as well as investment source. Have a need for some extra cash for the most important day in my life and wanted to check it out. Based on what I have seen so far it is an investment program that I will work with in the future. 2- Mortgage including taxes and insurance is $1121/mo. Other expenses would total around $1,000. 3- I am Human Resource Manager at a mid-size facility of a major company traded on the NYSE. 4- Yes, the income is mine alone. 5- Will be paid off with other investment income.

Member Payment Dependent Notes Series 687570

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687570	$5,950	$5,950	7.66%	1.00%	March 3, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687570. Member loan 687570 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,448 / month
Current employer:	United States Marine Corps	Debt-to-income ratio:	19.69%
Length of employment:	3 years	Location:	jacksonville, NC

Home town:
Current & past employers:	United States Marine Corps
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > I have worked with Lexington Law and raised my credit score by more than 80 points in 6 months. I am now ready to pay off my old loans with a lower monthly interest rate and a new loan from Lending Club! Thank you.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,086.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long is your commitment to the Marine Corp? What is your rank?	I recently reenlisted Dec 07th 2010. My new End of Actice Service date is 2015-08-02. I am a Sgt who is also pursuing a degree in psychology with University of Maryland University.
Hi. What specific debts will you consolidate with this loan? Thank you.	I have a personal loan that has a 13.5% interest rate ($3,000) and a credit card balance of $3,000 with a 14.5% interest rate. I have yet to pay interest on my credit card due to paying on average 5x the minimal monthly payment. Thank you.

Member Payment Dependent Notes Series 687649

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687649	$14,000	$14,000	10.37%	1.00%	March 7, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687649. Member loan 687649 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,325 / month
Current employer:	Technical Laboratory Systems, Inc	Debt-to-income ratio:	23.34%
Length of employment:	1 year	Location:	KATY, TX

Home town:
Current & past employers:	Technical Laboratory Systems, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > I plan on using these funds to pay off my credit card debts. I am almost never late in paying any of my current monthly payments, but I am only able to pay the minimum payment so I have been paying for years with no end in sight. This consolidation would make life for me and my wife much easier and allow to move on without being strapped with debt. I have been working at my current job for over a year and my wife for just under a year. We both feel very stable in our employment. Your help is greatly appreciated.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,654.00	Public Records On File:	0
Revolving Line Utilization:	85.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Have you stopped (permanently) from using credit cards? Do you have any other debts? Do you have a budget plan and if so what is it?	We do not use our credit cards, we think it would be foolish to continue to use our credit cards while taking a loan to pay off the debt. The only only other debt we have is my wifes car note. as for a budet plan we are currently putting about 800 a month into minimum payments so we would pay this loan and put the remaining money into saving.
Is the gross income listed a single income or combined for you and your wife?	I can't find where it is showing our gross income but combined my wife and my gross is around 60000.

Member Payment Dependent Notes Series 687690

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687690	$5,000	$5,000	10.00%	1.00%	March 4, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687690. Member loan 687690 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Vox Energy Solutions	Debt-to-income ratio:	5.46%
Length of employment:	2 years	Location:	Moon Twp., PA

Home town:
Current & past employers:	Vox Energy Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > My partner and I are borrowing $5,000 in order to buy equipment for our new business which is manufacturing and distribution of parts and accessories for 4x4 vehicles concentrating on Toyota and Suzuki and expanding from there. I have worked at Vox Energy Solutions for 2 years now as a salesman for Renewable Energy including Solar PV, Wind, and Solar Thermal. I also conduct Home Energy Audits and Ratings for new and existing homes. I am and have been one of the top salesman since I began doing sales here about a year ago. I am a good borrower because I have good credit (718) and have a great business partner and business model. We will have very little overhead ($300-500/mo) and good cash flow as we will only have to stock minimal parts and materials.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,992.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello Prospect: Could you elaborate on how you are planning to use the borrowed money? In addition; what do you do at Vox Energy Solutions and do you plan to quit your job to pursue the small buisiness? Please be as specific as you can; I will make my decission as soon as I hear from you. Thank you and good luck.	Hello Sir/Madam My business partner and I plan to use the money to install a larger electric service to the garage that our business will be run out of. We also plan to purchase a welder/plasma cutter, pipe bender, and air compressor for the business. In addition we plan on doing some marketing for the business. We have already applied for an LLC through Legal Zoom and have a month to begin making prototypes before the LLC clears. Our business will be manufacturing parts and accessories for 4x4 vehicles as well as distributing parts and accessories. We have made several business connections and plan to pursue more in the next few weeks. We began to make a website in the past few days and will be working to get it up and running within the next month. At Vox Energy Solutions I am a salesman for Solar P.V., Solar Thermal, and Wind Turbines. I also conduct Home Energy Audits and Ratings for new and existing homes and am certified by RESNET as a HERS Rater and BPI as a Building Analyst. I plan to keep working at Vox full time until or unless I can not afford to. Meaning that my time would be better spent devoted 100% to the new business. This will most likely not be for a year or so, after we become more present in the market. We will have a business model similar to SleeOffRoad.com. We will specialize initially in Toyota and move to Suzuki and Jeep as we expand. Please let me know if you have any more questions. Thank you
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I actually still live at home with my parents so I do not hold the deed to the home. The home is payed off, we have lived there for 10 years and the value of the home on zillow.com is $237,000. I have not moved out yet because I have been wanting to pursue this business opportunity for some time now but couldn't find the right partner until recently. I will most likely be buying a home in the near future when my Fiance is done with grad school. I have minimal bills (car is paid off) so only cell phone, insurance, minimal credit card debt, and very little student loans. Thank you, Shane
Please give details about the business.	My business partner and I have been into recreational off-roading for a number of years. We have been building our own custom bumpers, skid plates, roof racks, and other parts for years because companies want an absorbent amount of money for them and we could build them for pennies on the dollar for little time invested. We have made things for friends in the past because they like our work. We decided to just go for it and start our own business manufacturing these parts as well as distributing parts from other manufactures and distributors we have made ties with throughout the years. So we sat down and discussed our business model, made a start-up budget as well as an operating and marketing budget. Then we filed for an LLC and domain name and are in the process of building a website and refining the design of our products as well as exact product offerings. We are both very dedicated and passionate people and enjoy this type of work a great deal. Please feel free to ask any and all questions you may have. Thank you

Member Payment Dependent Notes Series 687745

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687745	$6,000	$6,000	13.80%	1.00%	March 3, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687745. Member loan 687745 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	US Army	Debt-to-income ratio:	22.12%
Length of employment:	5 years	Location:	Lakewood, WA

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,616.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 687785

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687785	$3,200	$3,200	9.63%	1.00%	March 4, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687785. Member loan 687785 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Dyncorp International	Debt-to-income ratio:	19.70%
Length of employment:	8 years	Location:	Mechanicsvilee, MD

Home town:
Current & past employers:	Dyncorp International
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,095.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 687805

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687805	$10,000	$10,000	17.14%	1.00%	March 3, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687805. Member loan 687805 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	CSC	Debt-to-income ratio:	5.96%
Length of employment:	9 years	Location:	Arlington, VA

Home town:
Current & past employers:	CSC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > I am using this loan to consolidate my credit card debt. This debt was accumulated because of relocation expenses for my employment. I have been with the same company for over nine years and I my current contract ia a new 10 year contract so I have job security.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,661.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	Account 1 $3900 24% $145 Account 2 $1344 13.44% $34 Account 3 $2544 12.99% $61 Account 4 $1276 16.99% $54 Account 5 $2200 18.99% $76 I will verify my income as well. Thank you in advance for your consideration.
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is your job? Thanks.	I have answered these questions in previous responses. I believe you should be able to view them all. If you cannot please let me know. Thank you in advance for your consideration.
HI, I'm interested in funding your loan, but I have a few questions first. 1) Is CSC Computer Science Corp? and what do you do for them? 2) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Yes CSC is COmputer Sciences Corporation and I am a Senior Project Manager. I answered the questions regarding the debts, interest rates, and payments for the accounts I plan on paying off in a previous answered message which should be visable to you. If it is not please let me know. I am also looking for a way to verify my income on this site.
What is your job title? What are the interest rates of the debts you are consolidating? How quickly do you anticipate paying off this loan?	I am a Senior Project Manager. The interest rates range from 13% -24%. The loan is for 5 years but I anticipate paying it off much faster.
Hello. I would like to help you consolidate your debt. Would you please describe what you do for a living? Thanks.	I am a senior project Manager for a new 10 year contract. I have been with my company for almost 10 years.
HI, I'll be funding your loan. Since your debt exceeds the amount of this loan, I urge you to apply the proceeds of the loan to the debts with the highest interest rates first. Some of your debt is well below the rate for this loan and it doesn't make good financial sense to pay off a 13% loan with a 17% loan. Sincerely, -LL Herndon, VA	I will be applying the loan to the highest rates first. I will be using the additional funds that become available to pay off the outstanding debt that will not be covered by the consolidation. After that has been completed I will focus on paying off the consolidation loan as fast as possible. My goal is to pay off the loan within two years.

Member Payment Dependent Notes Series 687875

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687875	$7,000	$7,000	5.79%	1.00%	March 3, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687875. Member loan 687875 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	tire kingdom	Debt-to-income ratio:	21.62%
Length of employment:	4 years	Location:	jupiter, FL

Home town:
Current & past employers:	tire kingdom
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > buying vehicle from future brother in law, i have just payed off motorcycle loan from hsbc bank which was never late, i make a steady income of over $4000 a month at tire kingdom where i have been for 4 years now and am one of the top mechanics in my district.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,628.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 687877

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687877	$1,000	$1,000	13.80%	1.00%	March 2, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687877. Member loan 687877 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Capital One	Debt-to-income ratio:	26.00%
Length of employment:	3 years	Location:	Kilgore, TX

Home town:
Current & past employers:	Capital One
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,276.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 687902

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687902	$13,400	$13,400	12.68%	1.00%	March 7, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687902. Member loan 687902 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,875 / month
Current employer:	Cho-Yeh Camp and Conference Center, Inc	Debt-to-income ratio:	19.90%
Length of employment:	3 years	Location:	Livingston, TX

Home town:
Current & past employers:	Cho-Yeh Camp and Conference Center, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > I am currently in the process of getting out of debt. I am using my Lending Club loan to refinance 2 credit cards at 19% interest rates. I use Mint.com as a budgeting software and am a huge fan of Dave Ramsey. Borrower added on 02/28/11 > I am using LendingClub to refinance two 19% interest credit cards. I am a huge Dave Ramsey fan and my immediate financial goal is to get out of debt. I use Mint.com as a monthly budgeting tool, and plan to pay well over the minimum monthly payments as often as possible. I have a steady full time job and take on weekend photography jobs in order to pay down debt.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	49.69%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Thanks for the questions. I am requesting a loan to consolidate two credit cards with balances of $9,000 and $4,000. The larger amount was aquired by not living responcibly in college. The smaller balance card was treated as an "emergency" card that was allowed to get out of hand. Since, I have closed both accounts, am paying them off, and have saved cash for an emergency fund. I currently reside in housing provided by my company, which is considered a part of my compensation, and no rent is paid. However, not including housing I receive $2,600 per month after taxes with $400 in minimum debt payments, a $400 car payment and $1,300 in living and personal expenses. At this point in my life, I am saving 3-6 months worth of expenses and aggressively paying off debt. My goal is to be debt free within the next 3 years.

Member Payment Dependent Notes Series 687915

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687915	$8,000	$8,000	7.29%	1.00%	March 7, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687915. Member loan 687915 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	GlobalEnglish	Debt-to-income ratio:	7.00%
Length of employment:	< 1 year	Location:	Saint Johns, FL

Home town:
Current & past employers:	GlobalEnglish
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > I am trying to raise cash to consolidate credit card debt that I incurred trying to furnish a brand new home purchase in 2010. I am a credit-worthy individual with a proven track record of making on-time payments. I recently joined a California-based Software-as-a-Service provider as a Solution Architect. My recruitment is indicative of the fact that the company is making decisive moves towards expanding its client presence within the Fortune 1000. I operate on an monthly income of $5300 with expenses totaling $3400 including $800 in credit card payments. This this loan I am aiming at consolidating my credit card payments at a lower interest rate.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,104.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Thanks for you interest, here are the answers to your questions: 1. We owe mortgage on our home, the monthly payments are ~$1800. The payments are being made by my wife out of her paycheck. 2. The deed is held jointly by me and my wife. 3. We have no loans open on our home equity 4. Zillow.com does not have an automatic Zestimate for our house 5. We have been living in our house since Aug 2009.

Member Payment Dependent Notes Series 687939

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687939	$5,000	$5,000	5.79%	1.00%	March 7, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687939. Member loan 687939 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	focus alternative learning	Debt-to-income ratio:	21.24%
Length of employment:	4 years	Location:	new hartford, CT

Home town:
Current & past employers:	focus alternative learning
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > I'm using the money for a well deserved vacation. It's my granddaughter's 16th birthday and I'm treating her and her brother to this vacation, alongwith thier devoted parents. Thank you for your assistance, God Bless.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 687995

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687995	$8,000	$8,000	6.92%	1.00%	March 7, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687995. Member loan 687995 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	29.36%
Length of employment:	n/a	Location:	Miami, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > I had to help a friend and his family out in an emergency so I had to borrow from my credit card to quickly give them a loan. I am hoping they will not starve also. He works in construction and most of the jobs have dried up. I am retired but if I have a little extra money from time to time I would pay more then what is required and would try to pay the loan faster then three years.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,097.00	Public Records On File:	0
Revolving Line Utilization:	37.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 688020

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688020	$5,000	$5,000	14.54%	1.00%	March 2, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688020. Member loan 688020 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Dermatology Specialists, Inc.	Debt-to-income ratio:	20.28%
Length of employment:	4 years	Location:	Valley Center, CA

Home town:
Current & past employers:	Dermatology Specialists, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,958.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established borrower's initial eligibility. Lending Club does NOT allow cosigners for promissory notes that are funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 3-yrs? Or shorter term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I work as a dermatology physician assistant seeing patients for skin cancers, rashes, acne and cosmetics. I have been doing this for 9 years. My gross monthly income is $10,800.00 - my wife does not work. I will probably pay this loan off within the next year or so - just need some help getting through the wedding process.
Please describe your monthly budget by category (sources of income, housing, food, etc...). Do you use financial software like Mint.com? Do you have a fallback plan to continue making payments if unexpected expenses or loss of income occur (401k loan, family member help, ability to take on housemate / renter)	Income from work - $10,800 per month Mort pmt - 2,064 Car pmts - 1,055 Car/Home Insurance - 320 Life Ins - 300 Utilities - 450 Credit cards - 800 Food - 500 Savings/401K - 900
Could you briefly desccribe what you do for employment? Also your credit report shows you're maxed out on your credit cards, are you changing your financial habits in any way to address that?	Like many others with good credit I originally maxed out my credit cards almost 3 years ago. All of my credit card accounts have been closed for more than a year (except for my B of A acct) and I have been paying them down at an excelerated rate. My daughter is getting married next month and I need some cash to get through the ordeal.

Member Payment Dependent Notes Series 688186

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688186	$6,400	$6,400	14.91%	1.00%	March 3, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688186. Member loan 688186 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Pay-Net	Debt-to-income ratio:	18.43%
Length of employment:	5 years	Location:	NATICK, MA

Home town:
Current & past employers:	Pay-Net
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	65
Revolving Credit Balance:	$10,154.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	The purpose of this loan is to pay the balance on my Amex Gold, Dell, AirTran and the remaining will go toward Care Credit. Everything is closed except for the Care Credit (has a very limited used, medical, vet use only) and Chase which is used for emergencies only. American Express Blue 5770.95 115.00 American Express Gold 1652.66 160.00 Dell 27.5% 1251.14 38.00 Rockland Fed Credit Union 5.30% 12993.89 588.06 Care Credit 29.99% 4135.42 156.00 AirTran 27.24% 969.13 33.00 Chase 13.24% 3247.23 68.00 The following are being handled by a consumer credit agency and I make one monthly payment: Discover 12.99% 1337.27 Bill Me Later 10.00% 2072.42 Citibank 9.90% 1590.20 Bank of America 9.00% 3651.98 Helzberg Diamonds (HSBC) 9.00% 705.98 Jordan's Furniture (HSBC) 9.00% 4696.60 Mens Wearhouse 5.45% 283.50 My plan to avoid more debt has actually been in place for a while already by involving a credit counseling agency but with my wife losing her job recently and other one time occurrences this has proven to be a particularly tough time. My outstanding debt amount has in fact gone down by approximately $23K in the last 3 years as a result of structured payments. My job is extremely stable as I am in a unique position that I am the only person in the company that has experience with the legacy software products we currently operate on (I worked for the original developer before coming to this company) and have been for 10 years. I am also the primary in developing the next software platform that we are moving to. My job itself is an application specialist and database engineer.
Hello, I am interested in financing your loan but have a few questions I need you to answer before I do so. Thank you in advance for your time. 1) What will this loan be used for? If debt consolidation, could you please list the debts, corresponding APRs and monthly payments 2) Do you plan to pay this loan off early? If so, what is your intended time frame? 3) Please explain the discrepancy between your loan amount and the amount of revolving credit listen on your application. 4) What is your position with your employer?	The purpose of this loan is to pay the balance on my Amex Gold, Dell, AirTran and the remaining will go toward Care Credit. Everything is closed except for the Care Credit (has a very limited used, medical, vet use only) and Chase which is used for emergencies only. American Express Blue 5770.95 115.00 American Express Gold 1652.66 160.00 Dell 27.5% 1251.14 38.00 Rockland Fed Credit Union 5.30% 12993.89 588.06 Care Credit 29.99% 4135.42 156.00 AirTran 27.24% 969.13 33.00 Chase 13.24% 3247.23 68.00 The following are being handled by a consumer credit agency and I make one monthly payment: Discover 12.99% 1337.27 Bill Me Later 10.00% 2072.42 Citibank 9.90% 1590.20 Bank of America 9.00% 3651.98 Helzberg Diamonds (HSBC) 9.00% 705.98 Jordan's Furniture (HSBC) 9.00% 4696.60 Mens Wearhouse 5.45% 283.50 My plan to avoid more debt has actually been in place for a while already by involving a credit counseling agency but with my wife losing her job recently and other one time occurrences this has proven to be a particularly tough time. My outstanding debt amount has in fact gone down by approximately $23K in the last 3 years as a result of structured payments. My job is extremely stable as I am in a unique position that I am the only person in the company that has experience with the legacy software products we currently operate on (I worked for the original developer before coming to this company) and have been for 10 years. I am also the primary in developing the next software platform that we are moving to. My job itself is an application specialist and database engineer.
What is your payment on the debt handled by the consumer credit agency?	$602 even

Member Payment Dependent Notes Series 688201

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688201	$6,500	$6,500	11.11%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688201. Member loan 688201 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Waterstone Asset Management, LLC	Debt-to-income ratio:	5.56%
Length of employment:	< 1 year	Location:	Charlotte, NC

Home town:
Current & past employers:	Waterstone Asset Management, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,388.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 688262

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688262	$2,275	$2,275	13.06%	1.00%	March 3, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688262. Member loan 688262 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,333 / month
Current employer:	n/a	Debt-to-income ratio:	21.98%
Length of employment:	3 years	Location:	Garden Valley, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	45
Revolving Credit Balance:	$872.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 688289

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688289	$25,000	$25,000	13.43%	1.00%	March 8, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688289. Member loan 688289 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,650 / month
Current employer:	Credit-Suisse	Debt-to-income ratio:	16.25%
Length of employment:	4 years	Location:	Raleigh, NC

Home town:
Current & past employers:	Credit-Suisse
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > This is for wedding expenses for a wedding that I need to pay for in August. I have been saving for some time, but just dont have enough money to pay for it. Borrower added on 03/02/11 > I am good borrower as I will not miss a pay and will pay on time for the 36 months. I have a stable job in an investment bank as an IT Tech lead where I have been for almost 4 years. My job is very stable and have grown to the team lead in just over a year.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,225.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established loan initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner to help secure personal promissory notes for loans funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 3-yrs? Or shorter term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. Advantageous to accept 80, or 90 percent ($20K - $23K) fixed interest, term limited, partial loan because after 6-months of on time payments, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thanks for your help! 1. My current job is working for Credit-Suisse as an IT Tech Lead. I have held that position for almost 4 years. 2.This is just my yearly income of 91,800 anually before taxes. 3. I will have the loan paid back within 2 - 3 years max. I should be able to pay this back in less then 3 years. 4. I would really like to get the loan fully funded as this will really help pay for the wedding my fiance wants. I have read that over 90% fully fund, and I understand some will not get that way, but would really like to be fully funded. Thanks again for your help with this. Let me know if you have any more questions
Please consider convincing your fiancee that he/she should want a less expensive wedding, as huge debt does not do a new marriage much good. The wedding will be your memory, the debt will be your reality. Yet, I will fund your loan....	Trying, but it is difficult to plan and have a wedding in NY, near the family, when you are living in NC.
I don't mean to sound old fashioned, but the responsibiliy for wedding expenses has traditionally been the wife's family. Given there are many non-traditional weddings now, I agree with 657310's comments. My bias is to help fund this thing, but I am concerned with the precedence this sets in your new joint responsibility (fiscal and otherwise) relationship!	Honestly, I'm old fashioned as well. However when both families have no money, and I'm trying to plan something in Ny from Nc. If I were to have the wedding down here, it would be cheaper, but not anywhere near family.

Member Payment Dependent Notes Series 688377

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688377	$8,000	$8,000	6.92%	1.00%	March 7, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688377. Member loan 688377 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	local150 ASIP	Debt-to-income ratio:	11.23%
Length of employment:	5 years	Location:	barrington, IL

Home town:
Current & past employers:	local150 ASIP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,326.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Make, model and year of bike?	Type your answer here.2003 100th anniversary Dyna glide

Member Payment Dependent Notes Series 688463

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688463	$8,225	$8,225	10.74%	1.00%	March 8, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688463. Member loan 688463 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,212 / month
Current employer:	Computers and Beyond	Debt-to-income ratio:	24.64%
Length of employment:	9 years	Location:	MARSHALL, MN

Home town:
Current & past employers:	Computers and Beyond
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > Our credit card which we had for nearly 6 years rose the interest rate to 29.99% after the new legislation was announced. We decided we needed to try to cut down how much we were wasting on interest.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	3
Revolving Credit Balance:	$18,247.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 688483

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688483	$5,000	$5,000	7.29%	1.00%	March 4, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688483. Member loan 688483 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Bridgepoint Education	Debt-to-income ratio:	18.66%
Length of employment:	1 year	Location:	LA JOLLA, CA

Home town:
Current & past employers:	Bridgepoint Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > I a Database Developer at Bridgpoint and would like to use this loan to pay a lump sum in taxes, as well as pay off a credit card that is 29% rate. This is a citi bank card and I called them to try and reduce the interest rate, but they said the only way I could do that is if I did not pay a ontime and then they would consider. I want to keep my credit score in the 700 range was not willing to default on my card.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,484.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 688513

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688513	$4,800	$4,800	16.77%	1.00%	March 3, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688513. Member loan 688513 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,479 / month
Current employer:	55 E Ontario Street Restaurant Co	Debt-to-income ratio:	5.49%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	55 E Ontario Street Restaurant Co
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > I wish to pay my credit cards to lower interest, and pay my mother back for a loan. A personal emergency has arisen and she needs the money as soon as I possibly can.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	33
Revolving Credit Balance:	$2,583.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, I am interested in financing your loan but have a few questions I need you to answer before I do so. Thank you in advance for your time. 1) What will this loan be used for? If debt consolidation, could you please list the debts, corresponding APRs and monthly payments of those debts? 2) Could you please detail your delinquency 33 months ago and the circumstances that caused it. 3) Do you plan to pay this loan off early? If so, what is your intended time frame? 4) Please explain the discrepancy between your loan amount and the amount of revolving credit listen on your application. 5) What is your position with your employer?	1) Debt Consolodation. Credit Card #1; a balance of 2274 with an APR of 20.99%. The minimum is $64, I"ve been paying $100 to $150. Credit Card #2; a balance of $188, the minimum payment is 15. I've been paying $15 to $50. A few months ago the balance was much higher, I'm proud to say. The remainder of that money is to pay my mother back for a personal loan, which she needs in repayment immediately for an emergency. 2.) The delinquency was with Comcast for my first apartment on my own. I didn't really know what I was doing the first time I lived alone, I'm afraid. I moved back in with my parents, paid all my bills, and Comcast seemed like the least priority at the time so I paid it last. Considering I failed completely at living on my own for the first time, I am very glad I only had one account in collections. 3.) I have no plans to pay the loan early at this time. If I do well in tips this summer I will pay extra then. 4) The discrepancy is to pay my mother back for a personal loan that she needs quickly. That is the main reason I am applying. 5) I work in Room Service at a 4 Star hotel. I make approximately $1600 to $2200 a month after taxes and insurance depending on traffic, events, and tips. I have been their for nearly three years, received three raises and I am currently in a leadership training course, handpicked by my managers.
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Credit Cards: One credit Card at $188 and another at $2375. The APR on both is 20.99%. There has been the occasional high medical bill, I needed to replace my broken bed, and a trip to visit my brother in Tucson. I have two other cards I do not carry a balance on. Home: I currently rent. My half of the rent is $617.50. Capital Loan: I have no plans to purchase a home or car at this time. Mostly, my mother needs me to pay back a personal loan quickly for an emergency and I would like to consolidate my credit card bills at the same time. Payment Ability: I earn approximately $1600 to $2200 a month after taxes and insurance. My major expense are Rent, Power: 60 to 220 depending on the temperature, around 200 for food, 150 into savings each month, 150 to 250 in Credit Card payments depending on my earnings that month. I have the usual vices, a few nights out, a nice dress, the new video game. My Debts ALWAYS come first.

Member Payment Dependent Notes Series 688516

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688516	$5,000	$5,000	7.29%	1.00%	March 7, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688516. Member loan 688516 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,100 / month
Current employer:	US Postal Service	Debt-to-income ratio:	3.32%
Length of employment:	5 years	Location:	Lakewood, WA

Home town:
Current & past employers:	US Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,052.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you pay this off sooner then 60 months?? If so how long?	Right now that is not the plan but things change and I could pay it off sooner
PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out!	Hello, On my application I put down my take home pay not the money I receive before taxes etc. My base pay is $55150 a year not counting over time. I also recieve a check for my military retirement of $1000 a month after taxes etc. plus $200 a month from the VA for disability this is tax free. My monthly expenses are $1200 a month for the mortgage approximatly $250 for utilities (water, gas, trash, electric etc) $125 a month for car and home insurance and $100 a month for health and dental insurance food about $300 Gas for the truck about $160 and $200 spending money I hope this helps you out Thanks Dwayne
I would like to help fund your loan, but please answer the following question(s): What is the year, make, model and mileage of the vehicle that will be purchased with this loan? The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	It is a 1986 military maintenance truck model 1031 cucv believe it or not it only has 14908 The dealer bought it in april last year from the government the paper work at that sale has the milage at 14884 there is no rust a california truck it has a clean title CA it has a small dent in the front bumper and a small dent in the right passenger rocker panel I hope this answers your question thanks, Dwayne
Hi, based on your answer to one of the previous questions, your monthly take home pay is 4100, expense is about 2400 - you have 1700 surplus each month. So my question is, why you still have a relatively large revolving credit debt, and why you need this loan for 5 years (which has higher interest rate)? Is there any data missing? Thanks.	The loan is for a M1031 military truck in very good condition and low miles. the truck I wish to buy is up for auction ,(short notice if I would have know about this I could have planned better ie saved my money), it is a 1986 model year truck so I could not get a regular auto loan due to the age of the truck the auction ends next week very short notice for me to get any other type of loan I could take $250 a day cash advances on my credit cards but I would rather not pay that rather high interest rate or that head ache the truck is used and I would like to use this truck to tow my 18 foot camper trailer so if there is any repair needed ie brakes, exhaust etc I would like to use my spare cash to get it repaired before summer and to insure it is safe I am also paying cash $600 to have it shipped to my home I do not want to have a brake down on the road home in a used truck the relative large revolving credit debt was an item I forgot to add to my expenses $300 a month I truly am sorry about this big mistake I have tried to be as honest as I can be there is no excuse for this error I hope this answers your quetion Thanks, Dwayne

Member Payment Dependent Notes Series 688569

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688569	$5,000	$5,000	10.00%	1.00%	March 3, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688569. Member loan 688569 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	Baltimore City Public Schools	Debt-to-income ratio:	16.43%
Length of employment:	1 year	Location:	GERMANTOWN, MD

Home town:
Current & past employers:	Baltimore City Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > I have to move from Germantown, MD to New York for a new job. The company will pay for moving belongings, and will reimburse me for the fee for breaking my current lease (fee=$1536). However, I have to pay for the security deposit, 1st month rent, application fee, administration fee and trash removal fee, and incidental expenses of the move. I estimate this could cost around $5000. I can't afford to make such a large payout this March. Especially during tax season. I found this company, and I decided to try the service. My credit score is 726. I plan to pay this loan off in full within 2 months. Thanks Borrower added on 03/02/11 > I really appreciate the people that are helping me on this.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,713.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Thanks Joe, My credit score is 726. My net income is $7542 a month, and gross is $5298. I also bring in $17,000 a year from consulting. My major expenses are: $1536 in rent and $1500 for car and school loan, credit cards, gym memberships, life insurance, cable and internet service. I received a job offer that will require me to move. The costs for the move comes to about $5000 (fee to break our current lease = $1536, fee for security deposit at new residence and 1st month rent $750 and $1785, application fee $200, administration fee $55, trash removal $52, incidental expenses ??). I'll get a about $17,000 lump sum payment from a stock distribution in April, 2011. Part of that money will be used to pay off this loan in full.

Member Payment Dependent Notes Series 688741

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688741	$12,000	$12,000	10.37%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688741. Member loan 688741 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Noble Energy	Debt-to-income ratio:	16.58%
Length of employment:	5 years	Location:	Tomball, TX

Home town:
Current & past employers:	Noble Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > This loan is to help reduce credit card debt. I am a trust-worthly borrower with a good credit score. I have a stable job, going on 5 years now, and pay all my bills on time. I'm ready to live a debt-free life and saying goodbye to the plastic! Borrower added on 03/03/11 > I also wanted to include that I intend on paying extra every month and plan on paying off sooner than the 36 months. Ideally, I'm shooting for 24-30 months, if not sooner.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,179.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Noble Energy and what do you do there?	To answer your question, I work for Noble Energy, an independent oil and gas company. Noble has been featured recently in the media for receiving the first deepwater permit to resume drilling operations in the Gulf of Mexico. My position is Sr. Administrative Assistant to the Vice President of Strategic Planning and Reserves.

Member Payment Dependent Notes Series 688793

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688793	$11,500	$11,500	19.36%	1.00%	March 7, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688793. Member loan 688793 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,992 / month
Current employer:	onShore Networks	Debt-to-income ratio:	7.37%
Length of employment:	4 years	Location:	Chicago, IL

Home town:
Current & past employers:	onShore Networks
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	44
Revolving Credit Balance:	$11,698.00	Public Records On File:	0
Revolving Line Utilization:	97.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Any additional household income not listed above?	I have a roommate, who contributes $750 a month towards the mortgage, and splits household bills.
I am excited to help fund your loan. I will do so once you complete the process of verifying your income with Lending Club (support@lendingclub.com). Thanks!	Thanks! I'll promptly finish any steps required in the review process.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The principal balance on my mortgage is $248,918.56 (no HELOC). zillow.com doesn't have my exact condo unit in its listings, but the similar units in my building are estimated between $186,500 and $198,500.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	To be paid off by this loan: Discover Card; current balance $11,381.47; APR 25.99% on a portion and 28.99% on the rest. Monthly payments in the range of $300-$400 (slightly over minimum). Other debt: GMAC Mortgage; current balance $248,918.56; interest rate 3.125%. Monthly payment of $1,628.38 includes escrow for real estate tax. I am a database and web developer, employed full-time by a technology company. This involves programming web applications that communicate with our database back-end for data entry and reporting by employees and the public, building database solutions to manage company functions, and maintenance of servers and code.

Member Payment Dependent Notes Series 688845

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688845	$2,200	$2,200	13.06%	1.00%	March 4, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688845. Member loan 688845 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	AMR Communications Inc	Debt-to-income ratio:	14.05%
Length of employment:	3 years	Location:	Sterling Heights, MI

Home town:
Current & past employers:	AMR Communications Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	50
Revolving Credit Balance:	$2,696.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is your job going to be held for you while you study abroad and how long are you going to be abroad? Thanks, F.	Hi F... yes, my position will be held. I am taking an unpaid leave May 30. My company has signed an agreement since my studies will help our company.
Hello, What is your position at AMR Communications? What is the purpose of this loan? Are you the one going to be studying abroad? I ask these questions because you've not entered a Loan Description on your loan profile. You can add a description by going back into your loan profile and adding more details. Thank you!	I am the Director of Marketing and Business Development at AMR Communications. The purpose of the loan is for studying abroad in the summer for a pre-law program. My employer has indeed secured my job while I am away. It is only for the summer. Thank you in advance.

Member Payment Dependent Notes Series 688858

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688858	$12,000	$12,000	7.29%	1.00%	March 7, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688858. Member loan 688858 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	City of Rochester	Debt-to-income ratio:	11.20%
Length of employment:	3 years	Location:	ROCHESTER, NY

Home town:
Current & past employers:	City of Rochester
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 688911

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688911	$10,000	$10,000	13.06%	1.00%	March 3, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688911. Member loan 688911 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,243 / month
Current employer:	CitationAir	Debt-to-income ratio:	19.59%
Length of employment:	7 years	Location:	White Plains, NY

Home town:
Current & past employers:	CitationAir
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > As with a lot of people, I have high interest credit card debt that I would like to erase. I have an excellent payment history with the creditors. I haven’t been late with a payment on anything in several years. But I am not able to pay much more than the minimum balances due. Obviously, that gets me nowhere, and once I get the cards down to a “breathable” amount invariable something goes wrong. I need tires or some such. LOL!! If I didn’t laugh, I’d be curled up on the floor. In any case, I can finally see a way out of this cycle. This is all I want the loan for. To pay off the high interest balances and then put the cards to “sleep” for a while. I am also hoping this move will ultimately improve my credit score as my husband and I would like to buy a house in the next 3 years. We have 2 young sons (ages 5 and 7 as of this writing) and we would like to move them to a better, more peaceful environment, and into a better school district. With less (or no) high interest debt, THIS loan paid off, a better credit score, and some money saved down, we should be able to quality for a low interest loan and move our family to somewhere nice.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	36
Revolving Credit Balance:	$6,233.00	Public Records On File:	0
Revolving Line Utilization:	97.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at CitationAir? Please list the debts you intend to pay off with this loan. (balances and APR's) When you say you will put your cards to 'sleep', does that mean you intend on making regular use of them again? Your revolving credit balance is only $6200, what will the other $3800 be used for? Thank you!	Good morning. Thank you for your question. My position has changed over the seven years I have been here. I started as an Accounts Payable Representative. I was moved to Financial Analyst and now I am an Accounts Payables Analyst. I double checked this morning (March 2nd, 2011) to make sure I had the correct numbers for my balances. I have 4 credit cards I would like to pay off and one credit service I would like to pay off. They are as follows: Account 1 has a balance of $1792.96 with an APR of 29.99% Account 2 has a balance of $1923.67 with an APR of 29.99% Account 3 has a balance of $427.18 with an APR of 20.15% Account 4 has a balance of $1789.42 with an APR of 24.99% I have an account for airline tickets with a balance of $1627.15 with an APR of 19.99% Right there, that totals $7560.38. There is also an insurance company dispute that I lost for the payment of X-Rays for my son???s pneumonia diagnosis and my mammogram in 2008. That totals $660.00. This brings my total to $8220.38. I requested $10,000.00, so the remaining $1779.62 I will put towards the payment of my car loan which has an APR of 8.49%. This almost 2K should knock off at least 6 months of payments. I seriously considered trying for a loan to incorporate my car note as well, but that would have doubled the amount I am looking for and I didn???t want to request myself out of the game, so to speak. I was trying to be conservative by picking a nice round number. The Lending Club offered me a 13% or so APR, which is HALF of what I am currently paying. Please don???t misunderstand my statement about my ???putting my cards to sleep for a while??? to mean that once I get them paid down, I will charge them right back up. No, siree! I was advised by a mortgage broker to pay them off and then not use them. He explained about how credit reporting bureaus factor in your debt to credit ratio as part of your score. Right now Trans Union lists me as a 686, which isn???t the worst imaginable. After speaking with one of TU???s reps, they explained that although my payment history is great, the fact that my balances ride high keep my score where it is. If I can get my debt down and continue to make on-time payments, my score will go up. The better your score, the better your financial standing. Thank you for your consideration. I hope these answers helped. Please contact me any time if you require further clarification. Regards!

Member Payment Dependent Notes Series 688914

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688914	$10,000	$10,000	5.42%	1.00%	March 7, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688914. Member loan 688914 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Solano Community College	Debt-to-income ratio:	8.49%
Length of employment:	9 years	Location:	Hidden Valley Lake, CA

Home town:
Current & past employers:	Solano Community College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1965	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,115.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
thats quite a salary--- why not borrow from a bank?	a friend referred me here...

Member Payment Dependent Notes Series 688924

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688924	$9,250	$9,250	13.43%	1.00%	March 8, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688924. Member loan 688924 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Lykes Cartage	Debt-to-income ratio:	23.69%
Length of employment:	2 years	Location:	Weatherford, TX

Home town:
Current & past employers:	Lykes Cartage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > Using loan for debt consolidation and planning a graduation trip for my daughter.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	29
Revolving Credit Balance:	$23,043.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance of my mortage loans are $180,000; and the current market value of my house as of December 2010 was $248,232.00

Member Payment Dependent Notes Series 688988

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688988	$10,000	$10,000	10.74%	1.00%	March 7, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688988. Member loan 688988 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,607 / month
Current employer:	the ritz carlton	Debt-to-income ratio:	8.62%
Length of employment:	7 years	Location:	baltimore, MD

Home town:
Current & past employers:	the ritz carlton
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. What do you plan on doing with this loan? Thanks.	I am going to trade the future markets.I will open an account and use it to be over the margin that is $4500.
If you don't mind, I have some brief questions for you regarding your loan. What do you do for the Ritz Carleton? What is your net monthly income? How much do you have in terms of liquid savings/investments? Could you list your monthly expenses by type & amount (mortgage/rent, car, other existing debt, utilities, insurance, phone, internet, food, gym, childcare costs)? What sort of investments are you planning on making with your loan? Are you going to be the sole person paying for this loan, or will someone else be helping you pay it? If someone else will be helping you, is that person also in debt? Since you chose to get a 3 year loan, how long do you expect to take to pay off the loan? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thank you again for your help, and I look forward to funding your loan.	$1519 monthly without taxes.between1150 and 1200 after taxes. hvac mechanic. No car, $914 rent, $60 utilities,$30 internet, 170 charts and market data,$64 transportation monthly.$200 food.that's all.No kids, No wife. Indexes ,Futures Markets.I had a loan from prosper on febraury of $9000 and was paid in full in less than a year. So i expect to pay it in a year too. My pleasure.
1. Is my understanding correct that you are going to invest the $10,000 loan proceeds in the stock market? 2. What is your position at the Rita?	No , Iam going to trade the indexes, to be more exact the Future markets.The mini russell or TF indexes and commodities. I am not going to invest yet, i am going to daytrade. investing is at long term, i my edge can be used to long term as well, but I ve been following that market for many months so I know the personality of that particular market.10 dollars tick is between my risk tolerance same as YM, not ES wich requires more contracts.I need to build my portfolio.
Hello, I am interested in funding your loan. What do you plan on doing with the loan and in how long do you plan on paying it off?	HI, Thank you for asking. The loan will be used to open an account with the broker and reach the minimum margin required to trade. I will be trading the future markets.I plan to pay my loan in 1 year or year and a half, maybe earlier depends on how good my money management and the markets behave.initially I will be daytrading, and with time i will start investing too. Hope that had answered your doubts. thanks
Hi, could you tell us a little about the business you are starting up? Thanks.	Certainly, my pleasure. The business is trading in the Future markets, indexes to be more precise.The future markets is where the commodities trade (coffe, beans,rice, bread gold, silver etc) Mini russell 2000 (TF ) and Mini dow(YM) are going to be my main markets in the begining due to that I have been following those markets for more than a year, besides that those markets are between my risk tolerance. I will not be trading FX (forex) foreign currencies or the Stock market. Hope, that my explanation is clear enough to clear any doubts you may have. If still not clear let me know and i will try to be more explicit. Thanks for your interest.

Member Payment Dependent Notes Series 689036

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689036	$11,400	$11,400	7.66%	1.00%	March 7, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689036. Member loan 689036 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,458 / month
Current employer:	Federation of Organizations	Debt-to-income ratio:	22.15%
Length of employment:	9 years	Location:	Lindenhurst, NY

Home town:
Current & past employers:	Federation of Organizations
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > This loan is to payoff and existing personal loan. Basically a refinance of that loan at a lower/better rate and lower payment amount per month

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$740.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What is the specific source of the personal loan you plan to pay off with this loan? Why specifically was that personal loan taken out? Thanks.	I took out a loan with Discover Personal Loans to consolidate credit debt. I wanted one monthly payment instead of having to pay multiple cards each month and I also wanted to pay the debt off more quickly and at a lower rate than my credit cards were charging
Will you be paying manually or auto-debiting your account? Pls would you indicate for your household, amounts of all debts over $500 (include mortgage, auto, CC, student loan, medical, etc)? What is the total net monthly income of your household and from what sources? Would you pls contact LC to have them verify your income?	I will be auto-debiting my payments and I will probably add an additional increase to each payment monthly. I have a current personal loan of 11,000 at a higher int rate that I will be using thus loan to pay off. I also have a car loan payment of $350 per month and a student loan with an outstanding balance of $20000. I have no credit card debt or mortgage/rent payments. My total net monthly income is $3580 and I've been employed for 10yrs with the same company. I would certainly be willing to have my income verified by LC and will do that tomorrow.

Member Payment Dependent Notes Series 689052

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689052	$8,000	$8,000	9.63%	1.00%	March 7, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689052. Member loan 689052 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Lilliston Ford	Debt-to-income ratio:	25.55%
Length of employment:	10+ years	Location:	Bridgeton, NJ

Home town:
Current & past employers:	Lilliston Ford
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > -Loan will be used to finish remodel of kitchen -My Credit Score is over 800, never been late on a payment ever. -I have a stable job ive been with the company for now 10 yrs. -Wife works as well. - Any questions please feel free to ask!

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$494.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How is DTI 25%? Value of home vs. amount owed? Fixed rate mort.? What do you do for L Ford?	not sure your question for dti...value of home is 267,500 recently assesed (4th 1/4 '10) and amount owed is 199k its an adjustable rate mortage with a cap but right now its low because of market. I am a sales associate and have been with them for 10 yrs...please explain your dti question a bit more so i can answer it for you.
Hello. Your DTI indicates that you owe $14,000 outside of your mortgage. Since you owe practically nothing on credit card debt in your name, this debt must represent something else. Is this a home equity loan, student loans or car loans? Wishing you the best.	Student loans taken out for my sons college expenses

Member Payment Dependent Notes Series 689064

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689064	$3,000	$3,000	10.74%	1.00%	March 3, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689064. Member loan 689064 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Biolab, A Chemtura Company	Debt-to-income ratio:	8.38%
Length of employment:	10+ years	Location:	Duluth, GA

Home town:
Current & past employers:	Biolab, A Chemtura Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > I am looking to pay off all my debt and increase my credit score. With this loan I will be able to pay off all outstanding debt and only have the one single loan payment every month. In the past few years, I have worked very hard to clean up my credit increase my credit rating. I appreciate all consideration given!

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	69
Revolving Credit Balance:	$4,154.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Hi Joe, I am going to do my best to answer your questions as throughly as possible. CREDIT CARDS: I made some mistakes when I was younger and am currently trying desperately to fix them. The balance on all my cards is right at $6000. I have tried working with the creditors to pay the balance down but they will not accept any payment plans. Therefore, I know that the only way to get them paid in full is to pay the lump sum all at once. The APR on all of the cards is more than 25%. That makes it even more difficult to pay off in payment form. The remainder of the money is going to go toward paying off my medical bills. HOME OWNERSHIP: I do not own my home. Again, I am trying to clean up my credit so that I can purchase a home but currently I rent. My rent is $1195 per month. CAPITAL LOAN: I am not using any of the loan to buy a car or work on my home. PAYMENT ABILITY: My annual household income is $100000. I pay $1195 per month in rent. $500 per month in car payments. $500 a month in student loans. The remainder of my income goes towards household bills, insurance and living expenses. As much money as possible is currently going to attempting to pay of the debt that I am going to use this loan to completely clear. I have no doubt that the full amount of the requested loan will be paid in full before the end of the 5 years. I am really just trying to increase my credit rating and pay off old mistakes so I can better my life! I think that was all your questions. Please let me know if there is anything else that I can answer for you. Thank you again for your consideration.

Member Payment Dependent Notes Series 689089

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689089	$12,800	$12,800	11.11%	1.00%	March 7, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689089. Member loan 689089 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,792 / month
Current employer:	us postal service	Debt-to-income ratio:	15.74%
Length of employment:	10+ years	Location:	Newburgh, NY

Home town:
Current & past employers:	us postal service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,005.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established borrower's initial eligibility. Lending Club does NOT allow cosigners for promissory notes that are funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here.Clerk us postal service,no other income,5 years
Do you hold the title to your home under your *own* name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Deed in both my name and spouse,152,000.00, no heloc,200,000.00

Member Payment Dependent Notes Series 689092

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689092	$7,200	$7,200	13.80%	1.00%	March 4, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689092. Member loan 689092 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	New Jersey State	Debt-to-income ratio:	9.34%
Length of employment:	10+ years	Location:	Jersey City, NJ

Home town:
Current & past employers:	New Jersey State
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > I plan on using the funds borrowed to purchase a recreational vehicle. What makes me a good borrower is that I'm a family man that work hard everyday to take care of family and enjoy the finer things in life. My job is very stable working in a prison and i have 14 years at my present job.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	16
Revolving Credit Balance:	$18,851.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established borrower's initial eligibility. Lending Club does NOT allow cosigners for promissory notes that are funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	My position at my job is Law Enforcement (State Corrections Officer) @ Maximum Security Prison. My monthly Gross income is combined is 8000.00. Realistically I plan on paying off the loan before 5 years maybe by the 4th year.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total balance of my home is 120,000 and the current market value is 250,000

Member Payment Dependent Notes Series 689115

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689115	$1,400	$1,400	10.00%	1.00%	March 4, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689115. Member loan 689115 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	nyc transit	Debt-to-income ratio:	10.68%
Length of employment:	10+ years	Location:	bronx, NY

Home town:
Current & past employers:	nyc transit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > loan is for debt consolidation i have 24 years at the same job i will make payments on time

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	27
Revolving Credit Balance:	$11,519.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 689149

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689149	$5,000	$5,000	10.74%	1.00%	March 7, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689149. Member loan 689149 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,052 / month
Current employer:	n/a	Debt-to-income ratio:	19.30%
Length of employment:	n/a	Location:	COLCHESTER, CT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1982	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	32
Revolving Credit Balance:	$354.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	HOUSE IS FULLY OWNED I HOLD THE DEED HOUSES ON MY STREET GO FOR 225k NO LINE OF CREDIT ON THE HOUSE ONE CREDIT CARD W/ A 1K LIMIT

Member Payment Dependent Notes Series 689154

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689154	$4,500	$4,500	7.29%	1.00%	March 4, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689154. Member loan 689154 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	IBEW Local #3	Debt-to-income ratio:	7.57%
Length of employment:	10+ years	Location:	Staten Island, NY

Home town:
Current & past employers:	IBEW Local #3
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > I need an immediate roof repair. My monthly budget is only $2,600.00. I have never missed a payment and have a very good credit rating. I have been working at the same place for 11 years.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,498.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 689192

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689192	$7,350	$7,350	5.79%	1.00%	March 7, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689192. Member loan 689192 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Temple University	Debt-to-income ratio:	2.99%
Length of employment:	10+ years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Temple University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,177.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 689195

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689195	$20,000	$20,000	17.51%	1.00%	March 7, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689195. Member loan 689195 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,792 / month
Current employer:	Informatica	Debt-to-income ratio:	14.90%
Length of employment:	2 years	Location:	Chicago , IL

Home town:
Current & past employers:	Informatica
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > I am using this loan to combinded my credit card debt. Today I'm am putting almost $2000 a month towards my credit cards.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	27
Revolving Credit Balance:	$17,826.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Hi Joe, I am trying to consolidate my debt. This includes mostly credit cards and also time share that i bought. My total debt is $18,549.36. My APR is 28.9%. I do not have any other expenses besides this and rent. My rent is $1250 a month (including all bills). My gross inclome is $93,500 a year and my net income is $65,500. As of right now I have been paying almost $2000 a month in bill and I would like to start saving some money instead of paying a lot of interest. Please let me know if you have any further questions. Thanks, Danielle
how did you build up such a big balance and what is different that you won't do it again? thanks Joe	Hi Joe, I built up this credit card debt when I first got out of school and wasn't making any money. Almost a year ago I tore up all of my credit cards and haven't been using them. I have 1 card for work since I travel a lot but it gets paid off each month completely. The only reason why I am doing this, since I have been making payments each month and haven't been late on any of my payments is because I'm sick of the interest and I want to be able to start saving for a house. I feel as if having 1 payment each month will make it easier for me to do this. I am planning on putting more money each month toward the loan then asked for. As of right now I have been putting almost $2000 a month towards these. Please let me know if you have any additional questions. Thanks, Danielle
Good enough for me Danielle Just funded part of your loan. Please make sure you make it work for all of us (including you!!) joe	Thank you Joe! This is much appreciated! I will make sure to make this work. Thanks again, Danielle
Hi, i would be interested in funding your loan, have 2 quick questions: 1) what was the reason of the delinquency 27 months ago and what are you doing to avoid that? 2) What do you do at Informatica? Thanks	Hello, the deliquency was because I asked to switch my payment date because my work took too long for them to paybe me back my expenses. They moved my payment date and then took my payment out twice and I didn't have the money yet. This will not happen again as I now have a corporate card. I am a field marketing manager for Inforatica. I support a sales team off 22 reps. Please let me know if you have any other questions. Thanks, Danielle
I would like to help fund your loan, but please answer the following question(s): 1) Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. 2) Please explain the delinquency 27 months ago that appears on your credit report. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Hello, My debt with my credit cards are as follows: Bank of America - $9770 Mastercard - $3000 Timeshre - $7000 The deliniquency was do to the fact that I had to change my payment date because I had not gotten my expenses back from work. They changed my date and then took the payment out twice and the funds were not there. Please let me know if you have any other questions. Thanks, Danielle

Member Payment Dependent Notes Series 689255

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689255	$3,600	$3,600	7.29%	1.00%	March 4, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689255. Member loan 689255 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Baptist Health South Florida	Debt-to-income ratio:	18.23%
Length of employment:	1 year	Location:	MIAMI, FL

Home town:
Current & past employers:	Baptist Health South Florida
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > With this loan I plan to pay off the remaining of my credit card debt that I incurred during college. These cards are very high interest because I got them when starting my credit history. I decided to apply for a personal loan because of the lower percentage which will help me save and even further improve my rating to buy a home. I currently work in healthcare in a very needed field. The term for this loan is 3 years, however I plan to pay it in 2. Thank you for your time.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,697.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? If you rent what is your rent? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Hi Joe: Thank you for inquiring. I paid my way thru college without any of my parents help. I have 2 cards. One has $2,300 with a 22% apr and the other is at 1300 with a 19%. The sums are a mix of books, gas, pet care, food, really essentials. Last year my dog got real sick and that inhibitted the paying down process. But I learned that lesson and got pet insurance. I make $3000/month which is approx 2300 after taxes and my real true expense is my car at 331/month. I do not pay rent. Please let me knlw if you would like more information. Thanks!

Member Payment Dependent Notes Series 689262

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689262	$6,000	$6,000	10.74%	1.00%	March 8, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689262. Member loan 689262 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	TD Bank	Debt-to-income ratio:	8.89%
Length of employment:	4 years	Location:	Lodi, NJ

Home town:
Current & past employers:	TD Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	56
Revolving Credit Balance:	$6,103.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Hello Investors: I will answer these questions the best I can without giving too much personal data. If you would like additional information feel free to ask. To ease your mind about my intentions to payback the loan I will tell you two facts about myself. First, I am a young professional in the financial services industry, so I know the importance of credit and using it responsibly. Second, I am a veteran of the US Army and this has formed my core values. In response to your questions. CC: I am paying down the balance of my credit cards my current APR is 12.99%. The balance developed from monthly expenses, and some capital expenditures. HOME: I do not own, I rent $900/mo which is being split with a roommate in two months. PYMT: I recently have been promoted and earn 71k/yr plus bonus. My net is appr 3800/mo and my expenses including rent, car, ins, utilities is currently 1600 going down appr 50% in two months with a roommate moving in soon. I hope this helps.
1) What is your current job qualification/position (What you do) for employer? 2) Do you have sufficient margin to set up auto debit transfer from your checking account to pay this loan? 3) How long do you intend to service (keep active) this loan before final payoff? 4) If you do not mind, what are your total routine monthly expanses? 5) Did you know, Your Credit Report shows revolving credit more than $6000? Any Explanation? 6) Do you have any other sources of income and/ debits? 7) What credit cards do you plan to pay off with this loan? Please note, your reply helps all others lenders too!. Thanks for your time!	Hello Investors: Some of these questions have already been answered by my previous response, so please read that as well. To answer you're additional questions: Yes I can set up autodebit. My credit availability is from two major credit cards but the available credit is between 60-75% depending on the month. Besides my profession I do occasionally work for a friend but my DTI is good I never reference it. I could potentially earn an additional $200/mth in a given month. I will be paying down all my credit card balances with the proceeds. I hope this helps.

Member Payment Dependent Notes Series 689330

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689330	$9,000	$9,000	10.74%	1.00%	March 7, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689330. Member loan 689330 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	page southerland page	Debt-to-income ratio:	3.67%
Length of employment:	< 1 year	Location:	houston, TX

Home town:
Current & past employers:	page southerland page
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > This loan is for a motorcycle purchase. Here are some more information; I am not sure if it helps or not but here are some more information; I am a Harvard University graduate architect with 10+ years of experience who works as a senior designer at a international firm. My wife is a tenure track professor at a high rank university (also from Harvard University with a PHD). We, my wife and I together, make more than 140k a year. Thanks for looking!

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	21
Revolving Credit Balance:	$3,213.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. I'm interested in funding your loan, but can you answer a couple of questions? 1. What is the purpose of the loan? 2. Can you explain the delinquency on your account from 21 months ago? 3. Can you explain the result of the inquiry on your credit? Thanks!	Hi, 1) I am buying a motorcycle. 2) The delinquency is something stupid actually. When my Bank of America credit card was lost I replaced it with a new one. Like every every other credit card I have, it was enrolled to the automatic payment that withdraws entire balance of the statement from my checking account. But what I did not know was that when the numbers changed they required you to do the auto-payment setup all over again. It was a credit card that I was not using really so did not even check the balance regularly back then. If you look at it you will see that the amount I owed was some ridiculous number like $175 or so. So when I realized what was happening it was already too late. I usually pay $4 -5k credit statements balance every month (with my wife) so it was really nothing for me but it does hurt my credit score bad even-though it was 5 years ago or so. 3) I am not clear on this question. What inquiry are you referring to? I am not sure if it helps or not but here are some more information; I am a Harvard University graduate architect with 10+ years of experience who works as a senior designer at a international firm in Houston (Page Southerland Page www,pspaec.com). My wife is a tenure track professor at Rice University (also from Harvard University with a PHD in architecture). We moved from Boston to Houston because of my wife new job at Rice. We, my wife and I together, make more than 140k a year. Please let me know if you have any other questions regarding this. Thanks, Ramiz
Make, model and year of bike? Thanks	BMW 2007 K1200R Mileage: 2,500 Miles Thanks, Ramiz

Member Payment Dependent Notes Series 689371

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689371	$10,000	$10,000	19.74%	1.00%	March 8, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689371. Member loan 689371 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,800 / month
Current employer:	n/a	Debt-to-income ratio:	9.02%
Length of employment:	n/a	Location:	Fayetteville, NC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	30
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
For whom and for how long are you employed by? Thank you!	I am medically retired veteran. I recieve 100% compensation through the VA.
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Hello, This is not a credit card consolidation loan. There are some home improvement projects we have, but with the housing market what it is, we do not have the equity we thought we would have at this point. We owe 181k, but our home is only worth about 163k. While we don't plan on ever moving out (my dad was military and I got tired of moving, I want my kids to be able to grow up in one place), it leaves us in a bind for home improvement options. Our interest rate is 3%. Monthly payment of $994. No line of credit, no second mortgage. The loan will be used to screen in the back porch and paint the exterior. If any is left over, we may purchase a swing set for the back yard. My income is tax free. I recieve 100% disability from the VA due to injuries sustained in Iraq. $3300 is the monthly stipend. My expenses are my mortgage ($994) and a car loan ($300). Besides those, it's just groceries and utilities. I think I answered all of the questions. Let me know if I missed one. Thanks for considering me.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, $181k is the balance. I do not have a HELOC. Market value of the home is $163k I believe. Kind of the story of the times, isn't it? Thanks.
Employer or current source of income?	Medically retired veteran.
Just to clarify -- $3,300 from your income and additional $2,500 from your spouse.	Yes.
What's the delinquency from 30 months ago? Thanks.	I'm not sure. I know I should know, but I was sure that I had not missed a bill in a decade.
Wounded Warrior, Welcome to Lending Club. I'm interested helping finance your loan. My TWO questions are: ONE: Branch of Military Service? a-n-d Medically retired: Rank? Pay Grade? TWO: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your sevice. I was Army. 82nd Airborne Infantry. E5. Unless I stumble upon some inheritance (not likely) I will pay it off no sooner than the 4 year mark. Despite my best intentions, I tend to be selfish with spending money. Again, thank you for your service.

Member Payment Dependent Notes Series 689396

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689396	$5,000	$5,000	11.11%	1.00%	March 7, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689396. Member loan 689396 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	baxter healthcare	Debt-to-income ratio:	12.83%
Length of employment:	7 years	Location:	marion, NC

Home town:
Current & past employers:	baxter healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,942.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 689543

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689543	$4,800	$4,800	10.37%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689543. Member loan 689543 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,665 / month
Current employer:	Southwest Airlines	Debt-to-income ratio:	10.20%
Length of employment:	10+ years	Location:	Kansas City , MO

Home town:
Current & past employers:	Southwest Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Wedding preparations i.e. wedding dress, tuxes, venue, catering etc.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	37
Revolving Credit Balance:	$16,428.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello - interested in funding your loan, but I see that you're only requesting $4800 while your current balances seem to be quite a bit more. May I ask - are your requesting the money for future expenses or ones that were already incurred?	the money requested is for wedding expenses. some of these expenses have already been purchased as well as future expenses that are going to come up in the future.

Member Payment Dependent Notes Series 689549

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689549	$7,200	$7,200	5.42%	1.00%	March 4, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689549. Member loan 689549 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	British Motor Car Dist	Debt-to-income ratio:	15.78%
Length of employment:	5 years	Location:	Mill Valley, CA

Home town:
Current & past employers:	British Motor Car Dist
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > This loan is to refinance a current lendingclub loan with substantially lower interest rate.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,934.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Your position at current company 4. Previous work experience 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	Type your answer here.I'm actually using it to payoff a previous loan I got through lending club to get a better interest rate. This loan will cut my interest rate more than half. I've been with the same family business for over 14 years, I hold an accounting position. I have two children and receive financial support for them which is not included in my income amount listed for this loan. About $1100 additional a month. I hope this is enough info to help you make a decision. Thank you

Member Payment Dependent Notes Series 689552

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689552	$5,000	$5,000	9.63%	1.00%	March 4, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689552. Member loan 689552 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	us postal service	Debt-to-income ratio:	5.56%
Length of employment:	10+ years	Location:	Keansburg, NJ

Home town:
Current & past employers:	us postal service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > Getting things in order,helping out a friend and building emergency fund,thanks Borrower added on 03/01/11 > No rent,car paid off,can easily make payment up to 400 a month Borrower added on 03/01/11 > Plan to use funds to help a friend and build an emergency fund,can easily pay $400-$500 a month,have paid down credit cards to manageable levels.clear $2900 monthly, working 22 years at govt.job

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1964	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	26
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How is this for Renewable or Green Energy?	My mistake when i saw the listing green i thought it was for cash since there was no listings for cash.I guess consolidating bills was the closest listing and that's not what i needed it for.Sorry to mislead you.Thanks.

Member Payment Dependent Notes Series 689567

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689567	$2,000	$2,000	7.29%	1.00%	March 7, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689567. Member loan 689567 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Corrections Corporation of America	Debt-to-income ratio:	22.20%
Length of employment:	< 1 year	Location:	Stillwater, OK

Home town:
Current & past employers:	Corrections Corporation of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > This loan will be used to purchase gear, equipment, and clothing for a new career, as well as maintain a vehicle for travel to and from work.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$138.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 689587

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689587	$15,000	$15,000	13.80%	1.00%	March 7, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689587. Member loan 689587 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,292 / month
Current employer:	CVS	Debt-to-income ratio:	20.99%
Length of employment:	5 years	Location:	Whittier, CA

Home town:
Current & past employers:	CVS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > Pay of Credit Cards

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,779.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list balances, APRs, and monthly payments for the cards you intend to pay off witht his loan. Thanks!	2198.60 - (2.9% ending in 1 month then 20%) 4067.14 - (17%) 4445.64 - (.0% ending in 4 months then 18.24%) 1490.04 - (13.24) 1941.14 - (14.24) Once I am fully funded for this loan I will have all my Credit Cards paid off at the end of this loan in only 5 years at a payment that is less than my combined minimum balances (and of course I wouldn???t be done with paying off my cards by paying the minimum balance).
Please list the credit cards and their balances and interest rate that you will be paying off. Thanks.	2198.60 - (2.9% ending in 1 month then 20%) 4067.14 - (17%) 4445.64 - (.0% ending in 4 months then 18.24%) 1490.04 - (13.24) 1941.14 - (14.24) Once I am fully funded for this loan I will have all my Credit Cards paid off at the end of this loan in only 5 years at a payment that is less than my combined minimum balances (and of course I wouldn???t be done with paying off my cards by paying the minimum balance).

Member Payment Dependent Notes Series 689589

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689589	$8,400	$8,400	9.63%	1.00%	March 7, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689589. Member loan 689589 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,400 / month
Current employer:	Restoration Heat& Air	Debt-to-income ratio:	7.71%
Length of employment:	7 years	Location:	Sunset, SC

Home town:
Current & past employers:	Restoration Heat& Air
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Thank you to all who are considering loaning to me. 7+ years ago, due to my wifes health we had to file bankruptcy due to medical bills and me losing my job... since then my wife has been granted disability funds and we no longer bear the burden of extreme medical expence. I have worked very hard to build my credit and feel that I have done very well. This loan will be to purchase a vehicle as well as consolidate 2 small bills. My job is very secure and I have been there for nearly 7 years. I am very excited to be part of LendingClub! Thank you!

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,955.00	Public Records On File:	1
Revolving Line Utilization:	29.30%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the public record 85 months ago?	Medical bankruptcy... My wife had a costly medical condition at the time and we both lost our jobs... resulting in bankruptcy. However we did keep our home through it all and everything has been very good since. I hope this answers your question.

Member Payment Dependent Notes Series 689598

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689598	$12,500	$12,500	6.92%	1.00%	March 8, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689598. Member loan 689598 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.68%
Length of employment:	10+ years	Location:	Newing, CT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > Hello Lenders, Thank you in advance for considering my loan. I would like to borrow for the purpose of taking care of some extraordinary dental procedure that needs to be corrected. Such is life and while I'm at it, clear up some home improvement expenses. Those projects constitute a new refrigerator and begin saving electricity, upgrade some lighting in the living area, again another "green" saving expense. I'm a LC investor and have borrowed from LC in the past, It is a great experience. I did my heating and cooling system and have been enjoying a great decrease in utilities because of our Lending Family. Thank you in advance,

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,899.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Thanks for asking CriticalMiss!- I'm self employed; have owned by own business for more than 10 years. I'm in public accounting, and have been doing that for 30+ years! Love what I do. Thank you in advance,
what's the status of your previous LC loan?	Thanks for asking - It is in perfect standing, has about sixteen months left! Thank you in advance for considering funding my loan.

Member Payment Dependent Notes Series 689810

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689810	$5,700	$5,700	7.29%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689810. Member loan 689810 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	The Sao Store LLC	Debt-to-income ratio:	5.88%
Length of employment:	1 year	Location:	MASPETH, NY

Home town:
Current & past employers:	The Sao Store LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > Finally getting my finances in order with a little bit of help. Thank you.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,921.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 689904

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689904	$16,000	$16,000	17.14%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689904. Member loan 689904 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,000 / month
Current employer:	Changing World Technologies Inc.	Debt-to-income ratio:	13.85%
Length of employment:	3 years	Location:	West Hempstead, NY

Home town:
Current & past employers:	Changing World Technologies Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > I plan on paying off a lending club personal loan and credit card debts with ridiculously high APR rates with this loan. I'd much rather give the interest payments to ordinary people then to a large credit company. I currently have a loan from Lending Club and I have been on time with all my payment for 10 months now and haven’t missed a credit card payment in the last 4 years. I also received a promotion at work to Vice President of Sales role and will be able to easily cover the monthly payment for this loan. This loan will be the final piece of the puzzle I need to finally get out of the trenches and be able to further advance my career without having to worry about monthly credit card payments. I have learned the grueling lesson about credit cards, and I am slowly but surely weaning myself off them. Having a fixed monthly payment will ease my concerns and anxiety from the credit card companies knowing my monthly payments will always be the same. The main reason I went into debt after my first loan, was I was helping to support my brother and sister who both currently attend college. I helped them pay for tuition, books and food (luckily the go to a state school). They were finally able to get their own loans so my assistance is no longer needed. They will eventually pay me back, but that will not be for some time and I would like to clear my credit card debts now. Thank you and your help is greatly appreciated.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	48
Revolving Credit Balance:	$6,863.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I would like to fund your loan, but have a few questions first: 1) As this is a consolidation loan, what are the balances and interest rates of the loans you are consolidating? You can go here to create a verified report of your credit cards by enabling the "Public Snapshot" feature and paste the provided URL in your answer: https://www.readyforzero.com/snapshot 2) Is your listed income the total income of your household? 3) What is the current value of your home as listed on http://www.zillow.com ? 4) Do you have any HELOC (Home Equity Line of Credit)? In what amount? Thank you, and good luck!	1. My credit card debt is about $8000 and I have $5500 left in my other loan. The APR for the cards are all above 20%. My loan is at 16%. 2. The listed income is my personal income. 3. According to your website its over $650k 4. No.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. No I do not hold the title, my father does. 2. None 3. according to your website over $650k
You don't own the home you live in correct?	Correct, my father officially owns the home.
Could you please list the ID # of your current/prior LC Loan. I would like to figure out how much I have already invested with you.	Member_623007
Your employer filed for bankruptcy in 2009. How secure is your job?	We are no longer in bankruptcy. We were fully funded February 1st. Which is when I received my promotion. We will be producing oil from waste again by the end of the month. We are the only true waste to oil technology and we went bankrupt only because of a failed IPO that occurred when the market crashed.
Why do you want to refinance your other loan to a higher rate? Also as I understand it you have to pay a lending fee of a few points as well, further confusing me as to why you would want to refinance your other LC loan under this one.	the main goal of the is loan is to get rid of my creidt card %debt. whi they are at +20%. This will give me a fixed montly payment, that wont increase like credit card bills do.

Member Payment Dependent Notes Series 689934

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689934	$5,000	$5,000	7.29%	1.00%	March 7, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689934. Member loan 689934 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$15,000 / month
Current employer:	n/a	Debt-to-income ratio:	4.11%
Length of employment:	n/a	Location:	Houston, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Good deal on mint condition BMW motorcycle. Borrower added on 03/02/11 > FYI -- I do have cash and can pay this loan off at any time. Just hate to take money out of the bank -- this process seems painless, so I thought it to be a good deal for another toy like a BMW..

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$906.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Source of income?	Social Security, Investment (dividends, interest), wife of 23 years has career -- total combined 2010 income on 1040 line 22 was $287,727 -- I can pay this loan off at anytime, just thought it was a painless way to acquire another toy --
Please confirm that your income is $15,000 a month. I'd just like to double check that it's correct, because sometimes people make years when applying for an LC loan. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next five years? Thanks	Yes, my income is $15,000 monthly and I might add that is net (after taxes), I retired 7-years ago at the age of 49 for a whole host of reasons. My line of work these days is being a full time house mom to which has given me a new respect for moms. My financial stability now and over the next 5-years is excellent and I am in a situation that my income will actually increase in time. I think that my credit score being above 800 combined with my past history speaks volumes. I would never default on any loan and have the ability to pay it off many times over at any time. It just seems a painless way to buy a new toy and works for me.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Sorry for the delay... 1) No - only taxes - county, city, school 2) Yes - jointly 3) No and never 4) 456,000 as of today per zillow.com 5) 11 years, we built the home.in 1999 - 2000 My credit score is above 800 and I have never defaulted on any loan -- I could pay this loan off at anytime many times over -- just a painless way to acquire a new toy -- good deal for everyone -- your safe as I will not ruin my good credit standing over $5,000 -- Regards....
If you are in as good of a financial situation as you claim, why even bother with a loan? Why not pay for the motorcycle with cash?	Great question! Let me say that I extremely conservative and that is the only reason that I find myself in excellent financial standing. I always have and just dread ever pulling large sums of monies out of the bank, brokerage account, etc...etc... especially for a toy to which is really impossible to justify. Lending Club to which I didn't even know about until a few days ago offers IMO an excellent way to provide a painless way of acquiring another toy without feeling too guilty. The rate is most excellent for a consumer loan combined with the auto debit for payment from my bank account just makes the process painless. It works for me and it is a good deal for everybody. I don't mind paying (interest) for this painless process of getting a new toy, you know..

Member Payment Dependent Notes Series 689939

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689939	$10,000	$10,000	11.11%	1.00%	March 8, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689939. Member loan 689939 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	n/a	Debt-to-income ratio:	2.75%
Length of employment:	7 years	Location:	Nantucket, MA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Car loan,2007 Dodge sprinter work van Borrower added on 03/04/11 > I have the money to buy this van for cash $16900.I need to finance this as I need to have larger loans against my name for credit purposes.I have spotless credit scores,but no larger loan history,which is limiting my borrowing power.I purchased my current car and van for cash.I need to build my borrowing history for future property purchases.I will pay back this loan I'm asking for in 5 months. Borrower added on 03/04/11 > Thank you very much to the people who agreed to invest in me.I will repay my debt very promptly,thanks again AM.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,990.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Source of income?	Cabinet maker and designer,Sign carver,and interior finish work.11 years experience on Nantucket Island,business owner since 2006.
Cabinet maker, Welcome to Lending Club. I'm interested helping finance your loan. My TWO questions are: ONE: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I'm divorced,Mine is the only income listed.At the moment I am building a very large house,I will be busy on this project until July.My gross is approx $6500 per month,costs shop rent,food and lodging etc approx $2000.I have the money to pay cash for this Van,I am looking for financing because I need to have some large loans against my name for credit purposes.I have great credit scores,but no large loans history,which has been limiting my borrowing ability.My old van and my car I paid cash for.I intend to pay off this loan $2000 per month.
When	I will repay this debt in 5 months.
Why did you elect the 60 month option if you plan to pay this loan back in 5 months?	I intended to specify 24 months,but some how or other it ended up as 60.

Member Payment Dependent Notes Series 689961

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689961	$18,000	$18,000	16.77%	1.00%	March 7, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689961. Member loan 689961 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,742 / month
Current employer:	Ernst & Young	Debt-to-income ratio:	14.24%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	Ernst & Young
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > Here is some additional information regarding use of funds to answer some of the questions: Credit Cards: Balance APR Min Payment Bank of America $6,580 21.54% $137 American Express $1,711 14.50% $54 Capital One $1,042 17.90% $35 Total $9,333 $226 Even though the Capital One and American Express APRs are lower than the loan I am requesting, I need to pay all my credit card balances down to improve my credit score so that I can be approved for an apartment as renting in NYC is very competitive. The credit card companies will not increase my credit limits. After these balances are paid off, the only debt I will have is the Lending Club loan. Moving Expenses: My family is growing and I need to move to a larger apartment within New York City in the next couple months. I will be keeping my current job. The rent will be more expensive and usually in NYC a broker’s fee is required for a new lease. I estimate 1st month’s rent, security deposit, and broker’s fees to be around $8,400.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,429.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
For EACH debt you plan to pay off with this LC loan, please provide the Lender [eg Chase], the Amount [e.g. $10K], IMPORTANTLY the Rate [e.g., 9.9%]., the min mo paymt. Thanks	Please see newly added loan description.
What debts are you paying off and what debts will you have left after the payoff? Also, how much of the money is for moving expenses?	Please see newly added loan description.
Where are you moving? Will you be keeping the same job? If not do you already have a new job lined up? Will your living expenses be changing as a result of the move?	Please see newly added loan description.
Please list balances, APRs, and monthloy payments for hte debt you intend to consolidate with this loan. Thanks!	Please see newly added loan description
Any additional household income not listed above and how many dependents (such as children)?	My fiance and his 8-year-old daughter are moving in with me. His income is about $5,400 gross per month and is not included in the income listed on the loan.

Member Payment Dependent Notes Series 689986

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689986	$3,000	$3,000	11.11%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689986. Member loan 689986 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,400 / month
Current employer:	Textilemaster, LLC	Debt-to-income ratio:	10.21%
Length of employment:	2 years	Location:	Lawrenceville, GA

Home town:
Current & past employers:	Textilemaster, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > I have student loans with high interest rate that i need to pay off. I am currently working full time as an accounting manager.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	20
Revolving Credit Balance:	$1,046.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 689989

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689989	$10,000	$10,000	9.63%	1.00%	March 8, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689989. Member loan 689989 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,000 / month
Current employer:	self	Debt-to-income ratio:	24.82%
Length of employment:	10+ years	Location:	Norwalk, OH

Home town:
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > New Vehicle purchase

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	48	Months Since Last Delinquency:	7
Revolving Credit Balance:	$38,544.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established loan initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner to help secure personal promissory notes for loans funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 3-yrs? Or shorter term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. I am a dentist and work for my own corporaton. 2. I am single and therefore no other individuals income is included in that figure. My gross income monthy is approximately $14,000 or yearly approximately $156'000. 3. I selected a three year term with the intention of paying the loan off early between year two and three.

Member Payment Dependent Notes Series 690024

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690024	$3,600	$3,600	6.92%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690024. Member loan 690024 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Waldorf Astoria hotel	Debt-to-income ratio:	16.98%
Length of employment:	10+ years	Location:	New York , NY

Home town:
Current & past employers:	Waldorf Astoria hotel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Working with WinePressGroup Publishing for book publication.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,292.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 690025

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690025	$12,000	$12,000	10.00%	1.00%	March 8, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690025. Member loan 690025 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	n/a	Debt-to-income ratio:	21.57%
Length of employment:	n/a	Location:	FARMINGDALE, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > pay down cedit cards Borrower added on 03/04/11 > loan will be used to pay down credit card debt

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,067.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the credit cards you'll be consolidating in the following format, one card per line: Creditor Name - Amount Owed - APR - Current Monthly Payment	chase 3000 23.24% shopnbc 850 26.99% capital one 1000 21.99% fingerhut 500 25.99% put rest in my over draft and savings accont at hsbc
For EACH debt you plan to pay off with this LC loan, please provide the Lender [eg, chase], the Amount [eg, $5,500], IMPORTANTLY THE RATE [eg, 9.99%], and the Min Mo Payment [e.g., $75]. PLEASE DO NOT OMIT THE RATE. PLEASE ONLY LIST THE ONES YOU PLAN TO PAY OFF WITH THIS LOAN. Thanks.	allready gave the information of what i would pay
How long have you been employed--it seems that you do not have a job based on ifnormation provided to LC. Is that correct and if so where is your monthly income coming from and is $3,900/month everything or in another family member contributing?	retired nyc sanition worker also recieve my social security
Could you please list all your loans, both CC and bank loans (car, student, etc.) with the average monthly payments made to each and the remaining balances with interest rates? In relation to the listed question, why would you put some of this money into a HSBC account instead of paying off more of your loans? Please also indicate any strategies you will be implementing to reduce your future borrowing. Thanks and good luck with your loan.	allready answered

Member Payment Dependent Notes Series 690138

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690138	$10,000	$10,000	10.37%	1.00%	March 8, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690138. Member loan 690138 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	EFC International	Debt-to-income ratio:	18.35%
Length of employment:	< 1 year	Location:	Dallas, TX

Home town:
Current & past employers:	EFC International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > After two years of unemployment, I have landed a great job with a great company. I have been able to keep my credit intact and my bills paid on time during this time. I have always been financially savvy and taken care of my business, but at 54, I never thought I would face an economy like this and be unemployed for the first time in my life. My home taxes are due and I need some help to get back on my feet. This is the purpose of this loan.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1977	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	9
Revolving Credit Balance:	$26,739.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 690154

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690154	$3,600	$3,600	18.62%	1.00%	March 4, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690154. Member loan 690154 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Premier Cardiology	Debt-to-income ratio:	8.45%
Length of employment:	3 years	Location:	Newport Beach, CA

Home town:
Current & past employers:	Premier Cardiology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > I would like this loan so I can pay off my credit cards and hospital bill for the recent birth of my 3mnth old son. My job is stable and as soon as I pay off my debt i will start saving money to pay off this loan. My monthly budget is close to $200 once i pay my bills. I don't have a car payment right now so that helps reduce the amount of bills I have to pay. I am always on time when paying my bills. This loan will also help raise my credit score.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	38
Revolving Credit Balance:	$1,765.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you married? If so, what is your spouse's income?	No, I am not married.

Member Payment Dependent Notes Series 690178

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690178	$15,000	$15,000	16.40%	1.00%	March 8, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690178. Member loan 690178 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	DELTA MECHANICAL	Debt-to-income ratio:	11.41%
Length of employment:	6 years	Location:	MESA, AZ

Home town:
Current & past employers:	DELTA MECHANICAL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > This is a great opportunity to pay off my debts.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,414.00	Public Records On File:	2
Revolving Line Utilization:	81.70%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I would like to fund your loan, but have a few questions first: 1) As this is a consolidation loan, what are the balances and interest rates of the loans you are consolidating? You can go here to create a verified report of your credit cards by enabling the "Public Snapshot" feature and paste the provided URL in your answer: https://www.readyforzero.com/snapshot 2) Is your income the total income of your household? 3) What is the current value of your home as listed on http://www.zillow.com ? 4) Do you have any HELOC (Home Equity Line of Credit)? In what amount? Thank you, and good luck!	merrick bank 2300.00 cash call 2500.00 speedy cash 1500.00 well fargo credit card 2000.00j pennys 500.00 kohls 200.004 4 hsbc card . chase card 700.00 this is for my husband and i we want to pay off all of our credit cards. our combined income is 90000.00 on zillow the value shoe 142000. no line of home equity loan
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	balance is 157687.00 zillow shows homwe is worth 143,000
Why have you needed to borrow money from payday lenders?	My daughter lived in PA, and i needed extra cash to get her out here and grt her set up. i got her a used car a job and now she is doing much better. she is 23 yrs old and she had nothing going for her in pa. She is now doing much better here.

Member Payment Dependent Notes Series 690191

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690191	$10,000	$10,000	15.28%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690191. Member loan 690191 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	StreetLight Mission	Debt-to-income ratio:	14.64%
Length of employment:	< 1 year	Location:	Garwood, NJ

Home town:
Current & past employers:	StreetLight Mission
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > I am going to use the funds to consolidate 4 credit cards. I have a stellar repayment history.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,701.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at StreetLight Mission and where did you work prior to that?	At StreetLight I help oversee the day to day functions of a food pantry, clothing service, and help our guests with drug and alcohol referrals. I also run the outreach arm of the organization which includes special events and weekly outreach to the community we serve. Before StreetLight I worked as a head teller at a bank. I also worked as a platform person at another bank.
Hi, I would like to fund your loan, but have a few questions first: 1) As this is a consolidation loan, what are the balances and interest rates of the loans you are consolidating? You can go here to create a verified report of your credit cards by enabling the "Public Snapshot" feature and paste the provided URL in your answer: https://www.readyforzero.com/snapshot 2) Is your listed income the total income of your household? Thank you, and good luck!	I have 3 credit cards that I want to totally refi - 1900 2500 and 2700. I have one other card that I would use the rest of the money to refinance. All of these cards are at 30% My listed income is mine only.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Itemized monthly expense 4. Anyone who you need to financially support, for example, your children. 5. Anyone who bring income into your household. Are they in debt? 6. Your revolving cresit is 15K. This loan is 10K, what is the rest 5K for? Thank you for answering my questions.	I'll do my best here - purpose of this loan is to refi credit card debt. I pay around 500 a month combined as minimum payments. I will close 3 CCs with this loan and take a significant chunk out of the 4th. I accumulated this debt mostly while in college in a different state. I was unemployed for a period of time as well. I dont support anyone financially and the household I live in is debt free...no mortgage on the house either.
Good move on trying to pay off these cards. Would you please list the balances and interest rates of the cards?	2700 1900 and 2500 will be paid off. the rest will go toward another card.
Welcome to Lending Club! Please list the debts you are consolidating (lender, balance, APR and current monthly payment made)? How will getting this loan help your financial situation (will it lower your monthly payments, lower your current interest rates)? Thank you!!	Hi, everyone seems to have the same Questions. I have a card at 2700 1900 and 2500...all at 30% I also would use the rest of the money to take a chunk out of my last card...also at 30% altogether I pay around 500 in minimums to these cards so between the better interest rate and the fixed loan aspect I will be in a much better financial situation with the loan.

Member Payment Dependent Notes Series 690197

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690197	$12,000	$12,000	12.68%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690197. Member loan 690197 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,656 / month
Current employer:	Western Digital	Debt-to-income ratio:	9.50%
Length of employment:	4 years	Location:	Irvine, CA

Home town:
Current & past employers:	Western Digital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > IRS pay off Borrower added on 03/03/11 > Under estimating this years Fed and CA taxes owed April 15, plus getting married April 30.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	60
Revolving Credit Balance:	$8,210.00	Public Records On File:	1
Revolving Line Utilization:	57.90%	Months Since Last Record:	69
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. 249000 Mortage balance 2. 253000 Zillow valued

Member Payment Dependent Notes Series 690212

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690212	$18,000	$18,000	13.06%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690212. Member loan 690212 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	General Dynamics	Debt-to-income ratio:	11.17%
Length of employment:	< 1 year	Location:	sierra vista, AZ

Home town:
Current & past employers:	General Dynamics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Loan will pay off high interest credit cards. Consolidate bills.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,052.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make that task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	Bank of America balance of 3500, APR 19% Discover Card balance of 3100 APR 12.9% USAA Card balance of 5662 APR 12.9% Military Exchange card 0f 3400 APR 19.9%
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance of my mortgage loan is 132,000 from Wells Fargo Bank. and the HELOC I owe on my home is 35,000 which is from USAA. My current market value of my home that is stated by zillow is 136,500.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance of mortgage loan is 132,000 and my HELOC is 35,000. The value on my home according to zillow is 136,500.
Hi there, What measures have you taken to limit future accumulation of unsecured debt? Thanks	I have reduced my limit on my credit cards, and cut up cards with the high interest rate.
Since you have been employed at GD for less than a year, what did you do prior to working at GD? Are you the sole income earner in your family?	I am a retired Sergeant First Class in the Army. I am on trasistional leave until the end of month of March. My wife also work at Credit Union. Will have retirement income of 24 years.

Member Payment Dependent Notes Series 690263

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690263	$1,200	$1,200	18.99%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690263. Member loan 690263 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	brett robinson gulf corp	Debt-to-income ratio:	24.90%
Length of employment:	5 years	Location:	Gulf shores, AL

Home town:
Current & past employers:	brett robinson gulf corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,370.00	Public Records On File:	0
Revolving Line Utilization:	98.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 690315

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690315	$12,000	$12,000	12.68%	1.00%	March 8, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690315. Member loan 690315 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	IgGAmerica	Debt-to-income ratio:	22.58%
Length of employment:	5 years	Location:	Plano, TX

Home town:
Current & past employers:	IgGAmerica
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,991.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I'm sorry I will not list all that personal info here. I appreciate your interest and if this causes you not to fund the loan, I apologize. My income has increased. I have downsized my home. I have paid down debt considerably since last year. And continue to do so. No vacations. No extravagant spending. Thank you.
This looks like your second loan from Lending Club. What will this loan go towards that the first one didn't?	Debt that the first loan did not. I have paid my debt down considerably. I have downsized my home. I own two trucks without payments. No vacations. Etc. Thank you.

Member Payment Dependent Notes Series 690459

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690459	$3,000	$3,000	14.17%	1.00%	March 4, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690459. Member loan 690459 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	krugel cobbles	Debt-to-income ratio:	15.79%
Length of employment:	5 years	Location:	beach park, IL

Home town:
Current & past employers:	krugel cobbles
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,692.00	Public Records On File:	1
Revolving Line Utilization:	78.90%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 690464

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690464	$7,000	$7,000	10.37%	1.00%	March 7, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690464. Member loan 690464 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	Kaiser Foundation Health Plan	Debt-to-income ratio:	19.78%
Length of employment:	3 years	Location:	SOUTH PASADENA, CA

Home town:
Current & past employers:	Kaiser Foundation Health Plan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Last year, my beloved, reliable car was totaled by a reckless 18-year-old driver. I bought a used car from a mechanic, which checked out at the time. Now, less than a year later, it needs $4300 in repairs (transmission rebuild, suspension arms, engine work, etc). It's worth $4000. I can't sell it to an unsuspecting buyer with a clear conscience and it's not worth it to sell it. I plan to donate the car to charity and replace it with another used car that I'll have checked out more thoroughly--by my mechanic. Here's the rub. I'm in the midst of paying off what started as--and still is--a significant amount of debt. So I don't have a lot of liquid savings. That's why I'm looking for a bridge loan. Within the next few months, I'm receiving $2200 in a tax return. I can also confirm that I'm receiving approx $2000 in a bonus, getting a raise, and perhaps have some additional monies coming in from a jewelry business I'm starting. I have one loan currently with LendingClub. I've made every payment on time (and frankly, if I could force-pay them early instead of waiting for auto-pay, I would). Here's my list of current monthly payments (minimums listed for cc's): Debts: LendingClub - $486.72 Target - $40 Chase - $100 Living expenses: Rent $1340 Utilities $150 Gas $100 (reflects recent increase) Food $150 Pet $50 I don't pay bills late. In fact, even in my worst financial state ever, I paid every bill on time or early. I've made some bad financial decisions in my life, but I started turning it around a year and a half ago. In that time, I've paid off nearly $20K. I've had two major setbacks this year (expensive death of a pet and this car debacle) but I'm readjusting because I want to be out of debt quickly. You can trust that I'm someone who takes her responsibilities very seriously and that I will do what's necessary to follow through on my promise to repay you. As for my work, my job is secure. I've been working for the same company in the same group for nearly 4 years. I've been promoted and rewarded for my hard work. Worst case scenario, I'll receive 12 weeks' pay upon termination (severance plus vacation bank). And I would take several part-time jobs while I looked for a replacement full-time. I also am starting a jewelry business, using the materials I already own. I have received several referrals and will soon start talking to the shops in my neighborhood about selling items on consignment. Let me know if you have more questions and I'll answer them candidly. Thank you so much for your support.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,597.00	Public Records On File:	1
Revolving Line Utilization:	26.30%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I read length narrative. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established loan initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner to help secure personal promissory notes for loans funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hi there, thank you for your questions. Here are my answers. 1) My title is Senior Writer. I write marketing copy for a large nonprofit. For the last three months, I've been temporarily promoted to Senior Editor for our team while that person is on leave. In that role, I'm basically my boss's problem-solver. In addition to the upcoming raise and bonus, I'm also going to receive an additional bonus for doing this role for him (and doing it very well). 2) No one else is included in my gross income. I have no spouse to include, but my partner does lend me money when I need it. Frankly, he wants me to borrow this from him. But given my history and the debt I'm working my way out of, I need to own my financial responsibilities independently. That's my best path for future financial health. In income, I also did not include my freelance writing work because it varies. On average, that totals approximately $100 a month. It's been less regular over the last two years, but is starting to recover as the economy does. 3) My plan is to pay this off significantly earlier than 5 years. Here's my situation. Prior to this unexpected event, I was on track to pay off the remainder of my debt by August 2012. This will set me back a few months, and I honestly haven't had time to reconfigure my debt repayment plan, but I expect my payoff date should be somewhere in the neighborhood of Spring 2013.
Not a question - I just wanted to thank you for the detailed explanation. A lot of other borrowers have not been so candid or self reflective. Good luck with the car situation and I hope you get 100% funding!	Oh sorry, yes. Thank you for asking. It's nearly expired so I frankly forgot to mention it. It's a BK that I entered into at age 25 because I was in debt and scared and thought it would solve my problems (and apparently my habits). It solved nothing. Happily, I've learned since them. So please don't think I'm a person who declares BK because I can. I was afraid to tell anyone what was going on with me back then. I've since let go of that fear because it's the only way I can grow and learn good financial habits. I am a big fan of saying, "I can't afford that," and sharing my skeletons with friends and coworkers because it turns out that many others have some too. My goal is to turn my poor decisions into experience that others can use to prevent similar mistakes.
Pardon me if I missed it but what did the public record involve? Thanks!	I answered your question, but somehow it posted with a non-question comment that I'd received. Please see the answer in the detailed description for my loan.

Member Payment Dependent Notes Series 690475

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690475	$3,000	$3,000	16.40%	1.00%	March 7, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690475. Member loan 690475 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Universal Protection Service	Debt-to-income ratio:	16.54%
Length of employment:	4 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Universal Protection Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > I am seeking this loan due to multiple crown replacements being needed. I have part of the required funds needed above the insurance payments. I'm having the work done at UCSF dental school

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	19
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to make an investment in your loan but ask that you answer a couple questions -- 1. Please explain the past deliquency. 2. What is your role at Universal Protection Service? 3. What are your monthly expenses? Thank you and I look forward to seeing the answers to my questions so I may go forward with funding your loan.	Type your answer here.1. I was our of work due to a back injury for 9 mos. due to a back injury and started working with a debt mgmt. program which didn't remove my debts, but handles the payments. The delinquencies occurred during the crossover to the plan. I will be paid off next year 2. I am a security guard at an office building in SF. 3 My monthly expenses currently are around $3,000.

Member Payment Dependent Notes Series 690481

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690481	$5,600	$5,600	7.29%	1.00%	March 8, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690481. Member loan 690481 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Self-Employed	Debt-to-income ratio:	7.20%
Length of employment:	5 years	Location:	Ghent, NY

Home town:
Current & past employers:	Self-Employed
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Loan is to consolidate credit card debt to a lower APR.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	34
Revolving Credit Balance:	$8,010.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 690488

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690488	$5,500	$5,500	13.06%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690488. Member loan 690488 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,525 / month
Current employer:	Northern Trust Company	Debt-to-income ratio:	15.40%
Length of employment:	3 years	Location:	Worth, IL

Home town:
Current & past employers:	Northern Trust Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Debt from when i was in school, Credit card got bumped up to 29.99%, I decided to do something about it. If i get this loan, I am cutting up this card.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,536.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 690501

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690501	$8,000	$8,000	5.79%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690501. Member loan 690501 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Mcquay international	Debt-to-income ratio:	4.22%
Length of employment:	< 1 year	Location:	tampa, FL

Home town:
Current & past employers:	Mcquay international
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Funds needed to pay for my amazing tax mistakes in 2010.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	56
Revolving Credit Balance:	$4,938.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, 1. What is your tax mistake regarding about? Are you still owing IRS money? 2. Starting with your gross income per month , can you tell us what is NET income (e.g. after tax and 401K etc) and then list your major expenses (incl. mortgage) so that we are comfortable that you can pay this loan off? 3. Please list all debts (including mortgage, credit card, student loan), interest rates, amount outstanding, and the amount you pay. 4. How much do you owe on your home and how much is it CURRENTLY worth (go to zillow.com if needed)? Thx, Thomas.	Thomas, I do not owe anything to the IRS at this point, but I will when I file this year. I took a distribution on a HSA in 2010, as my new employer did not offer one. That was a mistake as it increased my total earnings for the year signifigantly, putting me in a higher tax bracket. I do not want to deal with the IRS for any reason, so I would sooner get a loan and pay them off on time. As far as income to debt, I have roughly $1200.00 a month discretionary income after the bills are paid. I have a credit score of 777 with transunion, and 745 with equifax. I have no equity in my house at this point, but I am not upside down on it either. Thanks, Geoffrey

Member Payment Dependent Notes Series 690606

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690606	$8,000	$8,000	15.65%	1.00%	March 7, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690606. Member loan 690606 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Nicholson MFG	Debt-to-income ratio:	24.70%
Length of employment:	7 years	Location:	Lincoln, AL

Home town:
Current & past employers:	Nicholson MFG
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > Buy 2001 Toyota Celica Never any late payments, paid off all credit cards in my name recently $2400 montly income after taxes to spend 7 years at job, sales growing at company

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	60
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	28.41%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Yes, No mortage loans, $120,000
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, other (fiancee, partner) income included in your reported Gross Income Per Month? If not included, what is the household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income established borrower's initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner's income to help secure promissory notes issued for personal loans funded. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 3-yrs? Or shorter term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thanks for the welcome Run shipping and receiving department No partners income is not included, $6200 monthly household income I will pay about $500 a month on loan, so 20 months estimate
You have a DTI of 24.7%. What debts are you servicing to the tune of ~$750/month?	I had 2 credit cards I recently payed off in Feb before I decided to buy a car. They were about $100 each a month, I paid last payment of $1250 on one and $3750 on the other to close out both. I bought a car for my partner last year in Feb for $7000 which has $2500 left on it currently, was a 2 year loan, that's $300 per month. The other is a joint credit card account with a family member that they pay.

Member Payment Dependent Notes Series 690707

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690707	$14,000	$14,000	14.91%	1.00%	March 8, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690707. Member loan 690707 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	C-S Photography	Debt-to-income ratio:	5.61%
Length of employment:	8 years	Location:	Chicago, IL

Home town:
Current & past employers:	C-S Photography
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,984.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, what do you do at CS Photo, and what are the current monthly payments you are making on your debt? Thanks.	Hi, I'm the CEO at Chris Strong Photography. Monthly debt payment are between $1500 and $2000 per month.
can you please list the accounts/debts you wish to eliminate w/ this loan and the apr % for each. Thank you	Chase Mastercard %25 apr.

Member Payment Dependent Notes Series 690764

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690764	$15,000	$15,000	10.00%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690764. Member loan 690764 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,792 / month
Current employer:	Advanced Sterillization Products	Debt-to-income ratio:	18.13%
Length of employment:	4 years	Location:	Chino, CA

Home town:
Current & past employers:	Advanced Sterillization Products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	16.02%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What debts do you have?	I have school loans, credit cards, and a car payment. I would like to consolidate my high interest debts and parent loans from school tuition.
Hi, I would be interested in investing you loan, but have a few quick questions first: 1) can you list your debt, balance, APR and minimum payment would be great. please also indicate which ones you are consolidating with this loan 2) What do you do at Advanced Sterillization Products? 3) Do you have any other source of income in your family 4) Could you share your mortgage balance and he fair value of your home (zillow is ok) , Thanks a lot!	Credit Cards (Cons) $4100, 20%+ APR, $150 Min Pay Parent Loan (Cons) $6200, 9.9% AOR, $50 Min Pay Position: Senior Quality Engineer (Medical Devices) 2nd Source Income: Husband (IT Manager) I pay a mortgage of $1600 on a balance of $265,000. Zillow.com's zestimates my house at $217,000.
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	I pay a mortgage of $1600 on a balance of $265,000. Zillow.com's zestimates my house at $217,000.

Member Payment Dependent Notes Series 690766

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690766	$10,000	$10,000	13.06%	1.00%	March 7, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690766. Member loan 690766 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,550 / month
Current employer:	SGT	Debt-to-income ratio:	24.62%
Length of employment:	7 years	Location:	Mukwonago, WI

Home town:
Current & past employers:	SGT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Purchasing a 2009 Chevrolet Express to be able to start a company I can manage in my free time. I have the cash to purchase it outright but I don't want to spend the money out of my emergency fund. Would prefer to pay for the vehicle as it is used.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	31
Revolving Credit Balance:	$38,819.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established loan initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner to help secure personal promissory notes for loans funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 3-yrs? Or shorter term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello- I do accounting, staff management, legal consultation and I am a fractional partner. The income I listed is for both my wife and myself (She also works at Summit.) I would anticipate a more rapid repayment than the 36 months. With the payment vs. projected income of the new venture considered it would be the intent to make double payments when revenue allows. Thanks! Chris
What do you do at Summit Guaranty Title and Closing Services?	Accounting, staff management, legal consultation and I am a fractional partner. Thanks! Chris

Member Payment Dependent Notes Series 690874

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690874	$7,675	$7,675	10.00%	1.00%	March 7, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690874. Member loan 690874 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,200 / month
Current employer:	University of Georgia	Debt-to-income ratio:	22.59%
Length of employment:	5 years	Location:	Hull, GA

Home town:
Current & past employers:	University of Georgia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > I will be using this loan to pay off all of my credit card debt. I have a good job at a University in a department that is relatively safe from budget cuts. In a worst-case scenario I have savings and investments that I could use to pay towards this loan, but I would much rather leave that money untouched if at all possible. With the various interest rates on the different cards, the amount I pay towards my credit cards each month is almost double what I would be paying towards the consolidated loan, so I am confident that I will have no trouble paying. In addition, my wife and I are using Mint.com to develop our monthly budget and using the Mint.com application on our phones to make sure that our spending matches up to the budget. Borrower added on 03/04/11 > I just wanted to give a very big "Thank you!" to everybody who has helped to fund this so far. This site is an incredibly novel idea and seeing this goal of mine becoming attainable is a huge weight lifted off of my shoulders. Again, thank you.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,965.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, other (fiancee, partner) income included in your reported Gross Income Per Month? If not included, what is the household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income established borrower's initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner's income to help secure promissory notes issued for personal loans funded. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 3-yrs? Or shorter term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hi there, thanks for getting in touch. Here are the answers to your questions: 1) I'm a software developer working for a university. I design and build desktop and web applications as requested by various groups on campus. 2) My wife's income is included in the reported gross income per month. Without her income the monthly gross would be $2000. 3) I would definitely be able to handle 3 years, but ideally I would like to shoot for 2. However, I'm not 100% certain that I would be able to handle the higher payments every month enough to firmly commit to 2 years. Would it be possible to pay a larger amount or something to that effect every so often whenever I had the extra money to do so?
Lending Club does allow you to make larger or extra payments. Call them or email support@lendingclub.com for more information. Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make that task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	Thanks for the link, that's an incredibly helpful site. Between that and Mint.com it's much easier to get a plan together. Here you go -https://www.readyforzero.com/snapshot/e0ee01343e084641 Note: There is one account that I couldn't add to the snapshot. This is a Lowe's consumer credit account, handled by GE Money Bank. The balance on it is $1615, but I'm not 100% certain of the APR as I don't have a statement handy. I believe it is around 17%.
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: * Itemize your monthly expenses. * List the principal and the interest rate of each loan to be consolidated. Thank you in advance.	Monthly expenses: Credit cards - 400 Car insurance - 100 Car payment - 420 Investments - 300 Groceries - 400 Gas - 200 Phone - 150 Internet - 40 Power - 150 Obviously, some of these are variable (groceries, gas) and there are always unforeseen expenses but this is generally what we're looking at each month. As for the rates for the different accounts, I'll reuse my answer from a previous question here. https://www.readyforzero.com/snapshot/e0ee01343e084641 Note: There is one account that I couldn't add to the snapshot. This is a Lowe's consumer credit account, handled by GE Money Bank. The balance on it is $1615, but I'm not 100% certain of the APR as I don't have a statement handy. I believe it is around 17%.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Hi there, thanks for your interest. Here you go: 1) No. 2) No. It is an older house that has been in my family for quite some time. It's currently in my father's name, though we are working to have it signed over to me in the near future. 3) No. 4) I have tried and tried to figure out an estimate using that site, but I can't find the correct options to do so anywhere. I've been over it several times and the help/howto information doesn't match up with what I have displayed on my screen. Sorry :(5) I've been in my home for almost 5 years now.

Member Payment Dependent Notes Series 690882

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690882	$4,600	$4,600	7.66%	1.00%	March 7, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690882. Member loan 690882 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	ST. LOUIS DEVELOPMENT CORPORATION	Debt-to-income ratio:	9.14%
Length of employment:	7 years	Location:	SAINT LOUIS, MO

Home town:
Current & past employers:	ST. LOUIS DEVELOPMENT CORPORATION
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > This is to pay off a credit card debt that is presently at a higher interest rate. I plan to pay this loan off in 4-6 months.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	33
Revolving Credit Balance:	$12,942.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt will you consolidate with this loan? And can you comment on the delinquency 33 months ago? Thank you.	This will pay off a credit card debt at 14.99% interest rate, allowing me to pay it off faster. I plan to pay this loan off in 4-6 months. I am not aware of a delinquency 33 months ago but it may have been that I thought I had payments automatically coming out of my account but one was missed. All my payments are now automatically withdrawn from my account, so nothing is missed.

Member Payment Dependent Notes Series 690900

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690900	$6,400	$6,400	7.29%	1.00%	March 8, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690900. Member loan 690900 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	DAY & ZIMMERMANN	Debt-to-income ratio:	6.56%
Length of employment:	8 years	Location:	Ft Pierce, FL

Home town:
Current & past employers:	DAY & ZIMMERMANN
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > NEW TRAILER Borrower added on 03/03/11 > NEW TRAILER

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1971	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	25
Revolving Credit Balance:	$24,081.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will this trailer be used for?	2006 24' CARGO MATE, ELIMINATOR RACE CAR TRAILER, SELLER ASKED 8K, ACCEPTED 7.5K. I PUT DOWN 1.5K, NEED 6K FOR THE BALANCE
What kind of company do you work for and what do you do?	I am an electrical oversight supervisor for a maintenance contractor at the Florida Power and Light nuclear facilities. Have been here for various contractors since 1978, with this current assignment since 2003.

Member Payment Dependent Notes Series 690931

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690931	$8,000	$8,000	9.63%	1.00%	March 7, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690931. Member loan 690931 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Tetra Technologies	Debt-to-income ratio:	19.80%
Length of employment:	< 1 year	Location:	Humble, TX

Home town:
Current & past employers:	Tetra Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	81
Revolving Credit Balance:	$11,579.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Tetra Technologies? What are the interest rates/amounts of loan debts you are consolidating? How quickly do you anticipate paying off this loan?	I am an Account Manager for TETRA Technologies. I am consolidating a couple credit cards with interest rates around 15%. I think I can reasonably have the loan paid off in 12 to 18 months, or sooner.

Member Payment Dependent Notes Series 691030

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691030	$12,000	$12,000	10.37%	1.00%	March 7, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691030. Member loan 691030 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Atlantic Self Storage	Debt-to-income ratio:	9.73%
Length of employment:	7 years	Location:	Jacksonville, FL

Home town:
Current & past employers:	Atlantic Self Storage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > I plan to use funds to pay off four credit card balances and a few miscellaneous bills so my monthly bills will be more organized and also that I can pay the balance sooner. My credit report will state that I have never missed a payment. I definately believe in paying my bills on time. I have been with my current employer for seven years now. Since I am a resident manager I don't pay rent or utilities so this will help in repaying the loan. My car is paid for so this loan would be my only substantial monthly bill. Thank you very much for your consideration. Darryl

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$104.00	Public Records On File:	0
Revolving Line Utilization:	5.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 691424

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691424	$8,000	$8,000	10.37%	1.00%	March 8, 2011	March 17, 2016	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691424. Member loan 691424 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Robert Bosch LLC	Debt-to-income ratio:	12.24%
Length of employment:	8 years	Location:	Walled Lake, MI

Home town:
Current & past employers:	Robert Bosch LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,836.00	Public Records On File:	0
Revolving Line Utilization:	17.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Will you be paying manually or auto-debiting your account? Pls would you indicate for your household, amounts of all debts over $500 (include mortgage, auto, CC, student loan, medical, etc)? What is the total net monthly income of your household and from what sources? Would you pls contact LC to have them verify your income?	Auto-debit. Mortgage and student loans. 4k from full time job and renters.
Is this a new vehicle that your are purchasing? Because a loan from the manufacturer would seem like it would be more cost-effective.	No, it is a 1999, therefore most banks won't do a used car loan because it is too old.

Member Payment Dependent Notes Series 691493

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691493	$10,225	$10,225	17.51%	1.00%	March 7, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691493. Member loan 691493 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Express fitness	Debt-to-income ratio:	5.34%
Length of employment:	< 1 year	Location:	Pleasanton, CA

Home town:
Current & past employers:	Express fitness
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > Debt consolidation

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,709.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I currently live at home, looking to buy a house within the next 2 years. My monthly payments are 370 a month
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Your position at current company 4. Previous work experience 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	I'm paying 7,200 in cc debt, closing all my credit cards. I'm a sales manager at a gym
Please describe your monthly budget by category (sources of income, housing, food, etc...). Do you use financial software like Mint.com? Do you have a fallback plan to continue making payments if unexpected expenses or loss of income occur (401k loan, family member help, ability to take on housemate / renter)	My payments are at $370/mth. I make 65k a year and plan to pay it off before the 3 years is up. I'm in a very secure position with job security and have a savings account to fall back on if needed to cover the expense. I rather not dip into it unless I need to

Member Payment Dependent Notes Series 691830

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691830	$7,500	$7,500	11.11%	1.00%	March 8, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691830. Member loan 691830 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Bank of America	Debt-to-income ratio:	5.54%
Length of employment:	7 years	Location:	New Castle, DE

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	36
Revolving Credit Balance:	$1,693.00	Public Records On File:	0
Revolving Line Utilization:	8.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 691994

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691994	$4,800	$4,800	13.80%	1.00%	March 8, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691994. Member loan 691994 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,232 / month
Current employer:	USACE Kansas City District	Debt-to-income ratio:	20.42%
Length of employment:	< 1 year	Location:	Kansas City, MO

Home town:
Current & past employers:	USACE Kansas City District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	27
Revolving Credit Balance:	$12,438.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for USACE Kansas City District and where did you work prior to that?	I worked for USACE Omaha District for 7 years. I'm in training to be a hydro tech. Which just means I operate lakes, but in truth the hired me for my computer background. My degree is in computer science.

Member Payment Dependent Notes Series 692004

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692004	$7,800	$7,800	11.11%	1.00%	March 8, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692004. Member loan 692004 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Ohio Valley Bank	Debt-to-income ratio:	10.90%
Length of employment:	10+ years	Location:	Gallipolis, OH

Home town:
Current & past employers:	Ohio Valley Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > I plan to use this loan to payoff my Chase Credit Card. I have been employed at a local bank for 10 years. I have always paid all my bills on time. I have never filed bankruptsy. My wife is employed as a work from home medical transcriptionist and substitute secretary for a local Christian school. I also fill in from time to time as pulpit supply for local churches.

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,974.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Ohio Valley Bank?	I'm a reconcilation clerk in the Operations Department.

Member Payment Dependent Notes Series 692149

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692149	$3,000	$3,000	9.63%	1.00%	March 8, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692149. Member loan 692149 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Jamba Juice	Debt-to-income ratio:	15.67%
Length of employment:	2 years	Location:	Delray Beach, FL

Home town:
Current & past employers:	Jamba Juice
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,942.00	Public Records On File:	0
Revolving Line Utilization:	79.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 692259

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692259	$5,000	$5,000	5.79%	1.00%	March 8, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692259. Member loan 692259 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	ssi advanced post	Debt-to-income ratio:	0.08%
Length of employment:	9 years	Location:	los angeles, CA

Home town:
Current & past employers:	ssi advanced post
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$120.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 692273

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692273	$7,200	$7,200	10.37%	1.00%	March 8, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692273. Member loan 692273 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	4.63%
Length of employment:	2 years	Location:	San Diego, CA

Home town:
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,401.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. What do you do at Lockheed Martin? Thanks.	I work on embeded software
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	7000 15.5%. All the debt was accured while I was in college and I've been working at paying it off sence then. I was just hopping the fixed structure of this loan would make the debt pay off more strucurted.
Hi Ryan, A few questions: 1. Starting with your gross income per month , can you tell us what is NET income (e.g. after tax and 401K etc) and then list your major expenses so that we are comfortable that you can pay this loan off? It should include your rent, other payments on debt, credit cards, etc. 2. Please list all debts (including credit card and others), interest rates, amount outstanding, and the amount you pay monthly. 3. Is there a reason you almost max out your revolving credit line/credit card (at 91% utilization rate)? 4. What is your position at Lockheed Martin? I look forward to helping you out. Thx! Thomas.	Gross monthly income: 6,300. Net: 4,100. Major Monthly expenses: Rent: 1000 Food: 400 Debt: Student loans 11000 6% credit card 7,000 15.5% The reason my debt utilization is so high is left over debt from collage and the goal of this loan was to fix that. I work on imbeded software

Member Payment Dependent Notes Series 693131

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693131	$8,400	$8,400	13.06%	1.00%	March 8, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693131. Member loan 693131 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Med/Corp	Debt-to-income ratio:	12.28%
Length of employment:	8 years	Location:	Arcadia, CA

Home town:
Current & past employers:	Med/Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > $1200.00 - 22.90% $1200.00 - 22.24% $1200.00 - 17.54% $3500.00 - 13.24% $1290.00 to Taxes

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,087.00	Public Records On File:	0
Revolving Line Utilization:	52.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I have no problem paying my bills, if that's what you are asking. We have a tax debt to pay and I would rather just take my credit cards and put them all together in one debt and pay that off in payments. This way we can pay our tax debt with the money we earn all at once and not make payments on taxes. I have never been late paying any of my bills. I have an excellent and a secure job. I am only looking to improve my credit, not get out of a hole. Thank you,
What type of work do you do at your employer? Thank you.	I am a Quality Improvement Analyst for a medical corporation. I also have a side job working for a "data management system" as a computer tech, on the weekends. My husband works for the Motion picture industry.
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? (6) Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (7) Can you verify your income with lending club? I want to fund your loan but verifying your income is important. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Thanks	Hi, My title is Quality improvement specialist. I'm in a corporate level position for a medical corporation, specifically overseeing 10 Methadone clinics. My employer is Western Pacific Med/corp. I have worked for this company for over 8 years and I am also a nationally licensed chemical dependency counselor. I did not include my husbands income, we gross $9000 to 10,000 per month, sometimes more. We are both hard workers. I realistically want a short term loan and hope to have this paid off by 12 months or less. We do not own our home, we rent for $1480.

Member Payment Dependent Notes Series 693421

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693421	$4,100	$4,100	6.92%	1.00%	March 8, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693421. Member loan 693421 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,250 / month
Current employer:	Aldridge Electirc	Debt-to-income ratio:	5.58%
Length of employment:	3 years	Location:	Rochelle, IL

Home town:
Current & past employers:	Aldridge Electirc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	65
Revolving Credit Balance:	$3,734.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 693430

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693430	$6,000	$6,000	5.42%	1.00%	March 8, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693430. Member loan 693430 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,583 / month
Current employer:	STG Inc	Debt-to-income ratio:	1.90%
Length of employment:	10+ years	Location:	Killeen, TX

Home town:
Current & past employers:	STG Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,058.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, A few questions: 1. Starting with your gross income per month , can you tell us what is NET income (e.g. after tax and 401K etc) and then list your major expenses so that we are comfortable that you can pay this loan off? It should include your mortgage payment, other payments on debt, credit cards, etc. 2. How much do you owe on your home and how much is it CURRENTLY worth (go to zillow.com if needed)? 3. Please list all debts (including mortgage and credit card), interest rates, amount outstanding, and the amount you pay monthly. Thx!	Gross income is $10,538.00 per month. Net Income is $6,369.00. Mortgage payment is $1,375.00; credit card payment $350.00 a month. No other expenses with the exception of utilities. Home is worth $190K, balance on mortgage is $129K. I max out my 401K and didn't want to take a loan out on it. I'm taking the loan out for my step daughter who needs the proceeds to do some home remodeling. She couldn't qualify for a loan, so we're taking this loan out for her and she'll pay us back.

Member Payment Dependent Notes Series 693522

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693522	$4,000	$4,000	13.43%	1.00%	March 8, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693522. Member loan 693522 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Nestle DSD	Debt-to-income ratio:	18.91%
Length of employment:	< 1 year	Location:	Hudsonville, MI

Home town:
Current & past employers:	Nestle DSD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > Due to a family emergency, I was required to take 2 weeks off of work unpaid on top of the expenses for the trip. We are scheduled to close on our first house at the end of this month but are now short on our down payment. My wife and I both have very stable jobs and have a combined income of $95,000. Willing to verify family emergency if needed. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	14
Revolving Credit Balance:	$2,778.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Prospectus Supplement (Sales Report) No. 9 dated March 8, 2011